ALLIANCE VARIABLE PRODUCTS SERIES FUND


SEMI-ANNUAL REPORT
JUNE 30, 1998
(UNAUDITED)



The following Semi-Annual Report for the Alliance Variable Products Series Fund (the "Fund") includes financial information for the nineteen Portfolios of the Fund which were active as of June 30, 1998. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.


LETTER TO SHAREHOLDERS                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

August 27, 1998

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund (the "Fund") for the semi-annual reporting period ended June 30, 1998.

The following pages include a discussion regarding market activity and investment results for each of the 19 portfolios that comprise the Fund. As you will see, each portfolio's respective investment objective, as well as general market review, investment results and investment outlook are printed on a separate page within the report. Each portfolio's returns for the six- and 12-month periods ended June 30, 1998, located in the commentary section of the report, reflect unannualized total returns, and are based on each portfolio's net asset value (NAV). In addition, returns for the same periods are provided for the relevant benchmarks of each portfolio, as are the returns for other comparable indices. For additional investment results over the longer term, please refer to page A-24. A list of all comparable indices and their respective definitions can be found on page A-25.

We appreciate your investment in the portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,

John D. Carifa
Chairman and President


A-1


CONSERVATIVE INVESTORS PORTFOLIO         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Conservative Investors Portfolio seeks the highest total return without, in the view of the Fund's Advisor, undue risk to principal by investing in a diversified mix of publicly-traded equity and fixed income securities.


MARKET REVIEW
Developments in the Asian economies dictated trends in the global capital markets during the first half of 1998. In the first quarter 1998, governments in the region undertook substantial economic reforms that complied with the conditions imposed by the International Monetary Fund (IMF) in order to obtain financial assistance. During those three months investor sentiment remained constructive and equity markets produced positive returns. For the first quarter 1998, the S&P 500 Stock Index (S&P 500), a measure of the broad U.S. stock market, gained 14%, and MSCI EAFE, an index of international equities, returned 15%. Global bond yields continued to decline mirroring sluggish growth in Japan and the continued convergence toward a common currency in continental Europe. In the U.S., bond yields were relatively unchanged because of ongoing evidence of strong economic activity and signs of a tightening labor markets. Indeed there was justifiable concern that the Federal Reserve Board would raise short-term interest rates in response to these signs of robust economic activity.

Early in the second quarter 1998, it became apparent that Japan was entering a recession after an extended period of stagnation. The government seemed unable to develop enough of a political consensus to enact legislation that would deregulate and liberalize markets, or to adopt the fiscal policies necessary to return the economy to a growth path.

Growing concern about Japan--the second largest economy in the world and twice the size of the rest of Asia, including China--began to affect investor sentiment about other emerging economies in the world. And as the major importer in the region, it became increasingly apparent that the smaller Asian economies would not be able to stabilize or resume growth as long as Japan's economy continued to deteriorate. To complicate matters further, Japan's distressed banking system began to withdraw funds and refused to roll over debt extended to these regional economies. As these smaller economies suffered a relapse and experienced yet another round of weakness in their stock market and currencies, the flight of capital began to extend to countries in Latin America and Europe, specifically Russia. Significant declines in commodity prices, especially in oil, only added to the financial and economic woes of raw-material exporting nations. Developing country equity markets, as represented by the MSCI Emerging Markets Index, fell by 24% in the second quarter 1998, reflecting renewed deterioration in investor psychology and increasing concerns about Asia's problems spreading to the rest of the world.

Concerns about the effect of Asia's financial crises were also apparent in the behavior of capital markets for developed industrial economies. Moneys tended to move toward safe havens--quality and large-capitalization issues--and away from any areas of uncertainty. As a consequence, the dollar was strong and prices of U.S. fixed income securities rose. Equity investors became more skeptical about the sustainability of profit growth. This concern was reflected in the performance patterns in various equity indices. For example, the S&P 500, which had turned in a robust first-quarter return of 14%, rose only 3.3% in the second period. Broader and less concentrated U.S. equity indices, such as the Russell 2000 Index, a performance measure of 2000 small-cap stocks, declined by 5% in the second quarter after a good first three months. And the MSCI EAFE index rose only 1% in the second quarter after outperforming the S&P 500 in the first quarter. Stepped up investor concerns produced substantial divergence in performance between large- and small-capitalization issues. The performance differential between the Wilshire Large Cap Index and its Small Cap Index opened up to nearly 19% for the first half of the year--13% of that gap occurred in the second quarter. Capitalization was not the only selection factor at work; the top quintile measured in terms of prospective price/earnings ratios (P/Es) of the S&P 500 outperformed the overall Index by 9.4% for the first half of 1998.

INVESTMENT RESULTS
The Conservative Investor Portfolio provided a return of 8.02% at net asset value (NAV) for the first half of 1998. The result fell slightly short of its 8.24% composite benchmark rate of return. This composite is a 70%/30% mix of the Lehman Brothers Government/Corporate Bond Index and the S&P 500, respectively. Over the 12 months ended June 30, 1998, your Portfolio gained 14.02% at NAV while its benchmark advanced 16.95%. The two principal factors affecting the Portfolio's performance were: (1) the Portfolio's concentration in the U.S. market and the relative price performance of large-capitalization and high P/E equities, and (2) the Portfolio's relative overweighting in cash at about 19%. We increased this cash position during the period to reflect the increased market risk accompanying the deteriorating conditions in the Far East and Russia.


A-2


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OUTLOOK
We believe that the most important determinants of global capital markets' performance for the balance of the year are: (1) the ability of Japan to develop a strong enough political consensus in order to effect substantial policy changes that produce economic expansion, and (2) the ability of the Russian government to enact legislative reforms that will satisfy international leaders enough to provide the much-needed external financial support. We expect progress toward both of these goals, albeit at an uneven pace. Within this global setting, the U.S. economy's growth rate will slow, reflecting the build-up in the trade deficit and the reduction of inventories. This moderate growth and benign inflation environment, however, should translate into a positive backdrop for capital markets. Nonetheless, we expect ongoing market volatility reflecting the uncertainty linked to the problems in Asia and Russia.


A-3


GROWTH INVESTORS PORTFOLIO               ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth Investors Portfolio seeks the highest total return consistent with what the Fund's Advisor considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW
The performance of global capital markets during the first half of 1998 was dictated by sharp swings in investor sentiment about the effects of the Asian financial crises. In the first three months of the year, investors were encouraged by the combination of major financial support packages from the International Monetary Fund (IMF) and significant economic reform programs adopted by various governments in the region. Many believed the financial and economic problems would be contained. Sentiment shifted during the second quarter 1998 as it became apparent that Japan's economy--stagnant for the last seven years--was slipping into recession. Consumer spending dropped sharply; investment spending plummeted; and the Japanese yen came under serious pressure as both the Japanese public and the international community began to doubt the government's ability to effect the required economic and regulatory changes. The sheer size of the Japanese economy--second in the world and twice the size of the rest of Asia, including China--stresses the important and potentially disruptive role it could play in derailing global economic growth. Investors became increasingly concerned about Japan's growth and global role, and capital markets in the developed world stalled during the second quarter, while emerging markets not only in Asia, but also in Latin America and Europe, especially Russia, posted precipitous declines.

Although the developed markets continued to produce strong economic growth, investor sentiment--already skittish because of the Asian financial crises--turned more negative as market participants began to question the sustainability of profit growth. That concern was evident in the divergent stock performance between large- and small-capitalization issues. For example, the performance differential between the Wilshire Large Cap Index and its Small Cap Index opened up to nearly 19% for the first half of the year--13% of that gap occurred in the second quarter. The concentrated focus on larger cap issues was also apparent in the S&P 500 Stock Index (S&P 500) as the 50 largest stocks rose 22.5% in the first half of the year, while the next 450 issues advanced by only 12.2%. Capitalization was not the only selection factor at work; the top quintile, measured in terms of prospective price/earnings ratios (P/Es) of the S&P 500, outperformed the market average by 9.4% during the same six-month period.

The U.S. economy continued to perform remarkably well. Growth in domestic demand, led by strong gains in consumption and investment spending, offset the negative effects of the deteriorating trade balance. More important for capital markets, inflation remained benign and under a 2% annual rate despite the expansion in the economy. Much of the same was true in Europe; industrial countries continued to benefit from falling commodity prices, favorable exchange rates, and increased global competition. Fixed income markets worldwide reacted positively to these conditions and enjoyed near decade-low-record yields.

INVESTMENT RESULTS
For the six months ended June 30, 1998, the Growth Investors Portfolio provided a total return of 14.21% at net asset value (NAV), outperforming its 13.66% composite benchmark rate of return for the same period. This composite represents 70% of the S&P 500, which returned 17.72%, and 30% of the Lehman Brothers Government/Corporate Bond Index, which returned 4.17%. Over the 12 months ended June 30, 1998, your Portfolio gained 21.30% at NAV while its benchmark advanced 24.50%. Two principal factors affected the Portfolio's performance: (1) the Portfolio's concentration in the U.S. market and the relative price performance of large capitalization, high P/E issues, and (2) the Portfolio's approximately 15% allocation in foreign equities. The sale of primarily U.S. securities meant the cash position of the Portfolio grew by 3% to approximately 16% at the end of the first half of 1998. The additional cash provided downside protection as the Asian financial crises created more negative risk for global markets.

INVESTMENT OUTLOOK
The two key issues that will determine the course of global capital markets include whether or not the Japanese enact economic policies that return that country to a growth path and, whether or not the government of Russia can achieve stabilization and reform of the economy. Japan requires internal solutions and Russia requires both substantial external financial support and internal reform. Progress is underway in addressing both of these issues, albeit at an uneven pace.

We expect that the rate of growth in the U.S. economy will slow during the second half of 1998. The growth in domestic final demand will be dampened by the combi-


A-4


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

nation of declining exports, stepped-up penetration by imports in the tradeable goods sector, and a reduction in inventory accumulation levels. The slowdown should help relieve some of the pressure building up in wages that worries the Federal Reserve Board. A more moderate growth and low-inflation environment should continue to support positive returns in the capital markets. Nonetheless, uncertainties linked to persisting problems in Asia and Russia will more than likely translate into ongoing market volatility.


A-5


TOTAL RETURN PORTFOLIO                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation and pursues that objective by investing in common and preferred stocks, senior corporate debt securities and U.S. Government and Agency obligations, bonds and senior debt securities.

MARKET REVIEW
Over the six-month period, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first-quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded 5.5%. In the second quarter, GDP growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a 1.7% increase year-over-year for the period ended June 30, 1998, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

Through the six-month period under review, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. In May, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia caused a rally in the Treasury market and pushed bond prices higher. The rally was compounded by the strong dollar which attracted overseas investors in a "flight to quality." These factors combined to create favorable demand for longer-term Treasury securities, which led to a flattening of the yield curve. Treasury yields fell across the maturity spectrum with longer-term maturities falling the most. The two-year Treasury yield fell 17 basis points to 5.48% and the 30-year Treasury yield dropped 30 basis points to 5.63%.

INVESTMENT RESULTS
The Total Return Portfolio posted returns of 10.00% and 21.32% at net asset value (NAV) for the six- and 12-month periods ended June 30, 1998. The Portfolio's benchmark, a 60/40 Composite of the S&P 500 Stock Index (S&P 500) and the Lehman Brothers Government/ Corporate Bond Index achieved returns of 12.30% and 22.61% for the same time frames.

The primary reason for the Portfolio's underperformance against its benchmark was the equity segment's underperformance relative to the S&P 500. The performance of the S&P 500 continues to be dominated by several very large companies with unusually high price/earnings ratios. Our stock selection discipline is a valuation-based process which has led us to avoid these types of securities which appear expensive and have become even more expensive over time. These excesses tend to reverse themselves over a full market cycle.

INVESTMENT OUTLOOK
In 1998, global growth is expected to be slower and inflation pressures should be reduced as the consequences of excess productive capacity are felt. Asia will continue to be the focus of nervous markets around the world, until Japan resolves its current economic situation.

In the U.S., growth is expected to continue slowing throughout the third quarter and perhaps into the fourth, with 1998 GDP expected to decline to 3.0%. While industrial production will continue to weaken in response to slowing Asian demand, U.S. consumer demand is expected to remain steady, partially offsetting the slowdown in exports. The Federal Reserve is expected to remain on hold, as the economy cools and inflation remains benign. U.S. interest rates will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility overseas.

PORTFOLIO STRATEGY
We will maintain our focus on securities which have the most attractive valuations, while also maintaining a well diversified portfolio with a high degree of sector and industry diversification. In addition, at this time we plan to maintain the Portfolio's current position of fixed income securities to further enhance the Portfolio's diversification and to meet the Portfolio's investment objective.


A-6


GROWTH AND INCOME PORTFOLIO              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for common stock, the Portfolio may invest in other types of securities, such as bonds, convertible bonds and preferred stocks.

MARKET REVIEW
The stock market this year has taken on an historically unusual dynamic, as the most expensive stocks relative to their earning potential have far outperformed those with more modest valuations. A recent study by S.C. Bernstein found that companies in the top quintile of forward price to earnings (P/E) ratios (29 times or greater) outperformed the lower three quintiles by 16% over the past six months. This is the most extreme disparity since the firm began tracking the data in 1978. These high P/E stocks have benefited over the last three and one half years from a number of factors, primarily declining inflation expectations and superior relative earnings momentum. Neither of these factors seems to have been operant in 1998, however.

INVESTMENT RESULTS
The Growth and Income Portfolio lagged the Standard & Poor's 500 Stock Index (S&P 500) for the trailing six- and 12-month periods ended June 30, 1998, posting returns of 13.75% and 28.08% at net asset value (NAV) compared to the S&P 500's 17.72% and 30.17%. The Portfolio outperformed its peer group, as represented by the Lipper Growth and Income Funds Average (Lipper Average), over the same time periods. The Lipper Average returned 11.90% and 22.11% for the six- and 12-month periods. The Portfolio underperformed the S&P 500 because it contains lower price to earnings (P/E) stocks than the S&P. It outperformed its Lipper peer group due to superior stock selection based on Alliance's research strength.

INVESTMENT OUTLOOK
What is now apparently moving the market is an unprecedented money flow into large capitalization growth stocks from foreign investors. Net foreign purchases of U.S. equities reached the $115 billion SAAR (seasonally adjusted annual rate) level in the first quarter of 1998. As mutual fund equity flows have ranged around $15-$20 billion per month for the past year, this foreign buying represents an incremental 50% increase over mutual fund flows as a result of a "flight to quality" from the Asian crisis. These fund flows could reverse in an unpredictable fashion if confidence in the Asian economies begins to be replenished. The 20 largest stocks in the S&P 500 account for 30% of the capitalization of the index and trade at 34 times forward earnings. The remaining 480 stocks are trading at 20 times earnings. If the Asian crisis passes and fund flows reverse, the stock market could be threatened, especially the large cap growth area.

PORTFOLIO STRATEGY
The Growth and Income Portfolio has always adopted a conservative, valuation-based approach to stock selection, and therefore its underperformance against the S&P 500 is easily explainable. We will continue to fill the portfolio with undervalued stocks that have reasonable secular growth prospects from among the most attractive candidates offered by our internal research staff. We are confident that in the long run, fundamental attraction will trump all other factors in determining portfolio performance.


A-7


GROWTH PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

ECONOMIC AND MARKET REVIEW
This year began in an uncertain environment. The U.S. market bounced back quickly from the sharp sell-off in October 1997, precipitated by the collapse of Asian currencies and securities markets, but the economic impact of these events on the American economy was still unknown. As things turned out, there was little short-term impact. Paradoxically, the Asian crisis may have even had a favorable impact on the U.S. stock market in that it removed, for at least a few months, any likelihood that the Federal Reserve would raise interest rates. Economic overheating and resultant higher interest rates were factors that investors had feared most, but with the sudden weakness in Asia, a weaker economy seemed more likely. As the early months of 1998 unfolded, they provided an unusually favorable climate for equities. Corporate earnings continued to grow, unemployment moved to the lowest level in years and, at the same time, inflation and interest rates moved lower. The stock market had a strong first quarter.

As the second quarter began investors began to become concerned that the troubles in Asia would begin to negatively impact corporate earnings. By mid-June weakness in the Japanese yen heightened concerns that there would be competitive devaluations by other Asian countries leading to a downward spiral in Asian economies generally. Late in June, the United States and Japan jointly intervened to support the yen. It was generally assumed that this was done in the context of behind-the-scenes agreements that Japan would, after its election in July, take meaningful steps to stimulate its domestic economy and to shore up its ailing banking system. This bullish interpretation of events led to a strong rally in the U.S. stock market beginning in late June and continuing into July. As a result, the U.S. stock market ended the first half at its high for the year.

INVESTMENT RESULTS
The Growth Portfolio enjoyed relatively good total return performance during the six months ended June 30, 1998, gaining 18.81% at net asset value (NAV) compared to a gain of 17.72% for the overall U.S. stock market, as represented by the Standard and Poor's 500 Stock Index (S&P 500). The Russell 1000 Growth Stock Index (Russell 1000), which tracks performance of large-cap U.S. stocks, gained 20.38% for the same six-month period. Over the 12 months ended June 30, 1998, your Portfolio gained 39.89% at NAV, outperforming both the S&P 500 and the Russell 1000 returns of 30.17% and 31.39%, respectively.

INVESTMENT OUTLOOK
In July the market environment turned less favorable. There have been increasing signs that earnings growth for U.S. companies may be slowing. Post-election developments in Japan have failed to live up to optimistic expectations and the yen is once again falling sharply. Although the American and European economies still appear to be quite sound, apprehension that Asian economies may be headed into a deeper slump may weigh heavily on the Western markets. We believe that it would be a mistake to turn too bearish on the U.S. economy and stock market. Nevertheless, after the remarkable rise in the first half of this year it would not be surprising to see a correction in the months ahead. With the U.S. economy still enjoying good growth along with low inflation and low interest rates, it is unlikely, in our view, that any decline will be of bear market proportions. From a longer-term point of view, the outlook for both the U.S. economy and the U.S. stock market is quite favorable.

AREA OF OPPORTUNITY
We are not inclined to change the areas of emphasis in the Portfolio that have predominated for several years now. Financial services and technology still look most promising and, we continue to underweight the commodity cyclical areas of the economy. The pace of consolidation in financial services has quickened, led by huge combinations such as Travelers Group, Inc. and Citicorp. We expect this trend to continue.

In the technology sector, we have continued to move away from personal computer oriented chip and box companies, and toward those more oriented toward networking and telecommunications. There are clearly revolutionary changes going on in the communications sector as digital technologies replace traditional analog ones. Digital communications traffic is growing at an accelerating rate. Changing technology and regulation are creating new winners and losers. This is arguably the world's largest industry and also its fastest growing.


A-8


INTERNATIONAL PORTFOLIO                  ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The International Portfolio primarily seeks to obtain a total return on its assets from long-term growth of capital and from income. It invests principally in marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MARKET REVIEW
During the second quarter of 1998, the global economy continued to wrestle with the effects of the Asian financial crisis. Final domestic demand in both the United States and Europe remained strong, but demand in Japan continued to decline. Growth in manufacturing output in most developed countries slowed. Weakness in commodity prices, especially oil, and falling import prices kept consumer price index (CPI) inflation rates on downward trajectories. The major central banks held official interest rates steady. U.S. and European stock prices spent most of the second quarter in a consolidating mode, ultimately posting small gains, while Tokyo stocks struggled and were basically flat in the quarter. The U.S. dollar appreciated slightly on a trade-weighted basis during the past three months, while the German mark held steady and the Japanese yen lost ground.

INVESTMENT RESULTS
For the six months ended June 30, 1998, the International Portfolio posted a 15.88% return at net asset value (NAV) while its benchmark, the MSCI EAFE Index reported a 16.08% return. The International Portfolio returned 8.44% at NAV and the Index returned 6.38% for the 12-month period ended June 30, 1998.

INVESTMENT OUTLOOK
Our outlook for global financial markets assumes that the strains created by the Asian crisis, while persisting for several more months, will eventually be unwound. However, many countries in East Asia, including Japan, will experience negative growth in 1998. These reversals will be mitigated by a substantial growth transfer from the United States, Europe and China totaling at least $100 billion. Low interest rates, lofty stock prices, and relatively strong currencies will facilitate this growth "export."

Overall growth in the United States and Europe may temporarily slip below 2%--in China, below 7%--by this summer. However, this process should not go on indefinitely, and a significant portion of the adjustment may have already occurred. Wage and benefit increases have been slowly escalating in the United States, and we expect that acceleration will show through during the remainder of 1998 as CPI inflation rises above 2%. Inflation in Europe is likely to remain subdued given the high levels of unemployment and wide output gaps, while inflation is hardly a worry in Japan's recessionary environment.

Central bank policy remains in a reactive mode, although a modest upward adjustment of official rates is possible later this year or in 1999, once the Asian shock wave passes. The "mini-bubble" in stock prices in the United States and Europe that occurred during the first quarter of 1998 appears to have deflated. We believe that the fundamentals are in place for U.S. equities to produce returns of 10%-12% over the next year, and for European equities to do even better thanks to the advent of monetary union. Only bold action by the Japanese authorities in tackling their economic and banking problems can turn the tide in their stock market.

PORTFOLIO STRATEGY
In managing the Portfolio, our investment strategy will emphasize stock selection and investment in a limited number of comparatively large, high-quality companies. In following this strategy, we utilize the fundamental analysis and research of Alliance's large global equity research team situated in numerous locations around the world. The Portfolio's sector and geographic weightings will be a by-product of our "bottom-up" stock selection approach rather than predetermined allocation.


A-9


PREMIER GROWTH PORTFOLIO                 ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Premier Growth Portfolio seeks growth of capital by employing aggressive investment policies. The Portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in the Advisor's judgment, are likely to achieve superior earnings growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW
In explaining our investment philosophy to shareholders, we have always tried to avoid the economist's dictum of "on the one hand this, on the other that." However, after the market's continued robust performance, we believe that a discussion of potential opportunities and problems facing the market is in order.

It is important to start by restating that the U.S. economy remains robust and the fundamentals underpinning its performance over the past several years remain solidly in place. U.S. consumer spending is healthy, corporate cost-cutting benefits are ongoing, monetary and fiscal policies are well-balanced and U.S. technological leadership continues. As a result, the foundation for today's valuations is strong.

However, possible risks to the market are threefold. First, problems in Asia may prove to be more contractionary than previously believed and impediments to stimulating that region may prove more formidable. The Japanese are beginning to make some of the right moves, but clearly that country, as well as China and the ASEAN tigers, face a daunting task of structural reform in virtually every aspect of their financial institutions. This reform ranges from more transparent accounting to changing a history of cronyism and corruption that has permeated their governments. Second, there remains nervousness about the U.S.'s computer readiness for the year 2000 with costs and uncertainties we cannot accurately forecast. And, finally, there is the possibility of some upward pressure on wages, given the tight U.S. labor market. This may force the Federal Reserve to raise rates to keep domestic growth within tolerable limits.

INVESTMENT RESULTS
The Premier Growth Portfolio outperformed both of its benchmarks for the six- and 12-month periods ended June 30, 1998. The Portfolio achieved a total return of 28.37% at net asset value (NAV) during the six-month period while the Standard & Poor's 500 Stock Index (S&P 500) returned 17.72% and the Russell 1000 Growth Stock Index (Russell 1000) returned 20.38%. For the 12-month period, the Portfolio posted a 43.63% return at NAV, while the S&P 500 returned 30.17% and the Russell 1000 posted a 31.39% return. The Portfolio's outperformance can be attributed to three factors. First, stock selection in specific technology industries performed well. Second, strong exposure to broadline, U.S. retailers benefited from an economically strong U.S. consumer. Third, your portfolio benefited from companies with accelerating cash flows which were not jeopardized by the Asian economic crisis and other U.S. pharmaceutical companies.

INVESTMENT OUTLOOK
Weighing all sides, we are still inclined to believe that equities will move higher. Strength in Europe and in the United States is more likely to lift, or at least to stabilize, Asia rather than the opposite; i.e., that Asia will worsen and drag down two very strong economies. There is room for interest rates to work downward, particularly when they are compared to lower bond yields in Europe. And, finally, all this is unfolding in an environment where investors are taking much more of a "buy and hold" approach to attain the benefits of the 20% long-term capital gains rate.

PORTFOLIO STRATEGY
The Alliance Premier Growth Portfolio seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are continuing to stay the course with an optimistic bias, but hold to a barbell approach of having roughly equal weightings in more aggressive, high growth technology stocks on one hand, balanced by lower price to earnings (P/E) multiple financial stocks on the other. As a hedge against the Asian situation worsening, we have also added a third leg to the portfolio of companies with strong U.S. domestic exposure and limited Pacific-rim exposure. We expect market volatility to remain high and do not intend to deviate from our basic trading strategy of taking profits during bouts of exuberance and capitalizing on periods of price weakness where we are confident of underlying fundamentals.


A-10


QUASAR PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issued by any company in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS
The Quasar Portfolio outperformed its benchmark, the Russell 2000 Index for both the six- and 12-month periods ended June 30, 1998. The Portfolio's returns were 14.20% and 24.47% at net asset value (NAV) while the Russell 2000 Index posted returns of 4.93% and 16.51%. This outperformance can be attributed to good stock selection in the retail and apparel sectors.

INVESTMENT REVIEW
The casual apparel industry continues to do well. In addition, we continue to be excited about the potential for the rental car industries. Daily rental rates are increasing in 1998, for the third consecutive year, after about 10 years of virtually unchanged prices. With financial entrepreneurs now in charge of these companies, we are optimistic about their prospects, and currently hold positions in two companies. Lastly, we continue to be bullish on the consolidation taking place within the automotive retailing business.

A new area of focus for us has been the leisure industry. There are several well positioned, well financed companies gaining market share in their respective niches of leisure. We currently hold positions in one of the largest health club providers, the largest provider of golf driving ranges and the largest independent operator of amusement parks. All three of these companies should be able to grow their earnings and are very attractively valued.

In the turnaround category, we currently hold positions in a company which operates retail superstores catering to animal owners in the U.S. We believe there is an opportunity in this channel of distribution for animal supplies.

On the cyclical side, a steel company is currently one of the largest positions in the Portfolio. Secondly, we continue to be bullish on the airline industry, a group we have been overweighted in since 1995. The airline industry is experiencing its fourth consecutive year of profitability, after having five consecutive years of losses.

We also continue to believe that the oil tanker industry will rebound within the next several years, when tanker rates are forced upward, older tankers are retired, and new construction fails to keep up with demand. We continue to hold positions in several of these companies.
Within the technology sector, we currently hold positions in an online banking company, a database management company and a leading internet music company.

Lastly, we continue to like the real estate investment trust (REIT) sector. We feel that the strength of the economy, coupled with minimal new construction, has led to higher valuations. The real estate industry is also going through a major change in ownership from being owned by private operators to well financed public operators. This should also lead to higher valuations.

PORTFOLIO STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Portfolio's composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. Specifically, in the last several months, after lagging the market for several quarters, retail and apparel stocks have performed well and these have contributed to your Portfolio's good performance during this period under review.


A-11


REAL ESTATE INVESTMENT PORTFOLIO         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

MARKET REVIEW
The strength and perceived safety of the U.S. economy, coupled with the maturation of the American population and the growth of self-directed retirement programs, continues to propel the overall stock market to new heights. Although good for the stocks in the S&P 500, this strength undercuts the attraction of many alternative investments.

In spite of this pricing environment, a number of real estate investment trust
(REIT) management teams sought to raise large sums of equity capital in the first half of 1998 in order to fund property investment opportunities. Many companies targeted individual investors for this equity issuance which was accomplished by utilizing off market vehicles such as Unit Investment Trusts sponsored by investment banks. REITs raised nearly $4 billion of equity in this fashion in the first half of 1998. This disrupted the supply and demand balance for REIT shares in the open market and left little support in the face of normal market fluctuations. As a result, prices drifted downward.

The irony of this supply/demand imbalance for real estate stocks is that it has happened amidst a very strong supply/demand balance for real estate itself. Generally speaking, the U.S. economy continues to be surprisingly vibrant. This ongoing economic growth has resulted in nearly full properties, rental rates that are increasing well above inflation, flat operating expenses, and sharply rising profitability. In short, real estate markets remain very favorable from the perspective of the owners of property.

The only negative on the horizon for real estate owners today is that an abundance of capital has recently begun flowing towards new development for the first time since the mid 1980s. Rents have risen to the point where it makes economic sense to add more rentable space by erecting new buildings. However, real estate is not a monolithic market. Local markets and various property types have, and will continue to have, their own supply and demand balances. Hence, the length of time that the scale will be tipped in favor of the owners of property will be vastly different from one market to the next and between different property types.

In the current environment of strong tenant demand, new supply is being added as it is warranted in specific markets. In some markets, capital will not be deployed prudently and this will lead to declining rents and values. Other markets will remain robust, and owners will continue to ride the tide of strong earnings growth. This differentiation has already begun.

INVESTMENT RESULTS
The first six months of 1998 was not a banner period for the REIT market. The most widely used benchmark, the NAREIT Equity Index, declined 5.04% for the six-month period ended June 30, 1998. The Real Estate Investment Portfolio underperformed the benchmark, declining 6.49% at net asset value (NAV) for the six-month period ended June 30, 1998. The S&P 500 Stock Index continued to perform well, achieving a 17.72% return during the same six-month time frame. The REIT market performed better over the longer term with the NAREIT Index achieving returns of 8.04% and the Portfolio posting an 8.35% return at NAV for the 12-month period ended June 30, 1998.

INVESTMENT OUTLOOK
We follow a very rigorous investment process. This process is based on the idea that stock prices track changes in cash flow over time and, in real estate, cash flow is a function of market exposure. Accordingly, we track local market trends very closely and have dedicated substantial resources to this task. All of our research tells us that our portfolio is well positioned today. We view the recent weakness in some of our more aggressive holdings as an opportunity to take advantage of attractive prices as we sharpen our focus on some of the most dynamic situations in American real estate. As a result, we remain optimistic about the future and are determined to continue to execute our investment strategy.

PORTFOLIO STRATEGY
Together with our research partners at CB Richard Ellis, we focus all of our attention on investing in companies that own properties in local markets with barriers to entry to new supply and strong demand patterns. Hence, they have better than average rental growth prospects and are run by management teams that are strategic by nature and have substantial capital markets acumen. This has led us to focus on certain markets and property types. For example, office buildings and larger full service hotels take longer to build than most other property types. In some geographic markets, such as metropolitan New York and the entire area around San Francisco Bay, there is little construction of these property types underway, let


A-12


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

alone nearing completion. These are regions of real economic strength led by finance and technology industries which is why we overweight them today.

There are 13 companies exposed to either full service hotels nationally or suburban and downtown office markets in the New York City region. They account for about 18% of the REIT market and nearly 30% of our portfolio. They are uniformly producing far better than average growth in earnings this year and are expected to continue to experience strong growth next year as well. We began the quarter owning nine of these companies and now have investments in 11 of them. Unfortunately, virtually every company in these two groups underperformed the REIT market in the second quarter which contributed to your Portfolio's recent underperformance. However, we are optimistic about these companies' long-term outlook.


A-13


TECHNOLOGY PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Technology Portfolio is a diversified investment portfolio that seeks growth of capital. The Portfolio invests principally in securities of companies which use technology extensively in the development of new or improved products or processes.

MARKET REVIEW
Following a difficult fourth quarter in 1997, tech stocks recovered strongly in the first half of 1998. Throughout the 1990s, these stocks have repeatedly shown this up-and-down pattern of strong price gains which were then interrupted by one or two price corrections in most years. The most recent of these corrections has been prompted by concerns about many Asian economies and their importance to the growth of the technology sector. The subsequent recovery in technology stocks reflected several factors. These include the realization that the Asian situation was more of a longer term challenge than a sudden implosion, the continued impressive growth in many technology companies and simple bargain hunting as valuations became more reasonable.

This volatility has probably become a permanent characteristic of technology stocks. Therefore, whenever possible, and assuming valuations are reasonable, we place strong emphasis on those companies which are most dominant in their industry. The correctness of this approach is being reinforced by the fact that consolidation in many areas of technology is helping the strong companies become even stronger. Intense competition, short product cycles, rapid change and increased complexity all place a premium on companies which have some control over their competitive environment.

INVESTMENT RESULTS
The Technology Portfolio has outperformed its benchmark, the Pacific Stock Exchange (PSE) High Tech Index, for both the six- and 12-month periods ended June 30, 1998. Over the six- and 12-month periods, the Portfolio gained 28.42% and 30.19% at net asset value (NAV), respectively, versus six- and 12-month PSE High Tech returns of 19.06% and 22.57%, respectively. The Portfolio's outperformance can be attributed to the success of maintaining relatively large positions in the networking and personal computer sectors.

INVESTMENT OUTLOOK
The secular outlook for the technology sector remains impressive. The transition in the U.S. to a digital-based economy is evident everywhere and very much underway. Information technology is becoming a necessary competitive tool, and the "on-line economy" will change the way business is conducted in many industries. The same can be said for the ways in which consumers will be adjusting their behavior with respect to shopping, entertainment, financial decision making and general information access. All this sets the stage for the rest of the world to do the same--that is, to emulate something which is working very much in favor of the U.S. economy and for U.S.-based companies. The fact that information technology, as a percentage of U.S. Gross Domestic Product, has gone from 2.5% in 1990, to 8.5% in early 1998 should be a prelude for similar and perhaps even more rapid adoption rates in many other countries. Technology is now easier to use and much more affordable. In addition, many companies are currently offering integrated and total solutions to customers who need this information resource more than ever. In our opinion, all this bodes particularly well for many of the companies in the Portfolio.


A-14


UTILITY INCOME PORTFOLIO                 ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Utility Income Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

MARKET REVIEW
Utility stocks tend to perform well during times of market stress. The fourth quarter of 1997 witnessed the relatively sharp outperformance of utilities brought on by the Asian crisis. The first quarter of 1998 marked a reduction of Asian tensions and a return to higher comfort levels, and therefore, the utilities did not keep up with the consequent overall rise in the broader market.

INVESTMENT RESULTS
For the six-month period ended June 30, 1998, the total return for your Portfolio was 10.07% at net asset value (NAV). This compares with returns of 9.72% and 13.67%, for the Dow Jones (DJ) Utility Index and the New York Stock Exchange (NYSE) Utility Index, respectively. For the same time period, the Lehman Brothers (LB) Long-Term Government Bond Index returned 6.25%. Over the 12 months ended June 30, 1998, your Portfolio gained 31.07% at NAV compared to returns of 35.01%, 33.91%, and 19.66% for the DJ Utility Index, NYSE Utility Index, and the LB Long-Term Government Bond Index, respectively

Telephone utilities outperformed electric utilities during the period, and as your Portfolio is underweighted in telephones relative to the NYSE Utility Index, your Portfolio's performance lagged that of its benchmark during the six months ended June 30, 1998.

INVESTMENT OUTLOOK
The stock market is navigating between a very strong domestic economy, in which interest rates threaten to rise to head off inflation, and a very weak situation in Asia. Equities are priced as though these two forces will balance, slowing the U.S. economy enough to keep interest rates low, but continuing to allow for decent earnings growth. This would extend the nearly perfect economic conditions of 1995 through mid-year 1998, which saw the S&P 500 increase by almost 165% since the end of 1994. If the balance tilts toward economic strength and rising interest rates, we would expect utilities stocks to continue their underperformance relative to the broader market. If the economy slows, however, utilities may resume the strong performance of the second half of 1997.


A-15


WORLDWIDE PRIVATIZATION PORTFOLIO        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Worldwide Privatization Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's assets will include equity securities of companies that are believed by the Fund's Advisor to be beneficiaries of the privatization process.

ECONOMIC AND MARKET REVIEW
The first half of 1998 has seen dramatic diversity in performance from various regions of the world. Europe has been particularly strong as investors have become increasingly enthusiastic about the prospects for European Monetary Union and a discernible change in savings habits has resulted in a shift towards equity ownership by individuals in the region.

Asia, however, has remained in the doldrums. The financial crisis enveloping the region has shown little sign of coming to an end and it is hard to envisage a significant improvement without some sort of economic recovery in Japan, which remains tardy in resolving the problems inside its banking system. The key to a significant upturn in these markets will be Asian governments' reaction to the current crisis. We believe that there is no alternative but for governments to withdraw further from the economy and that the key to economic revival will be privatization. We currently see a continued flow of deals from China but the rest of the Asian region has been slow to grasp this key point. We believe that it is only with privatization and liberalization that the region can see brighter prospects for the future.

The contagion effect from the Asia crisis has affected both Eastern Europe and Latin America as investors have become concerned over currency and equity market levels. Looking forward, we currently find some excellent values in privatization issues in these areas, although we are more sanguine about opportunities in South East Asia.

INVESTMENT RESULTS
The Worldwide Privatization Portfolio provided a return of 13.75% at net asset value (NAV) for the first half of 1998. This result underperformed the MSCI EAFE Index return of 16.08% for the same period. Over the 12-month period ended June 30, 1998, your Portfolio advanced 10.63% at NAV, substantially outperforming the MSCI EAFE Index return of 6.38% for that period.

INVESTMENT OUTLOOK
In this volatile market environment, privatization issues have continued at a high level. We currently anticipate more than US$100 billion of privatization initial public offerings (IPOs) and secondary offerings over the course of 1998. We believe it is significant that market volatility has not dampened the desire by governments to privatize and we look forward to a significant increase in the number of transactions over the next 12 months.

On an industry basis, privatizations have continued to be dominated by telecoms and utility transactions. However, there remains a noticeable expansion in terms of industry representation and geographical spread. We look forward to this trend continuing in the future, and we anticipate further opportunities to broaden your Portfolio's industry and geographical spread.

We are confident that privatizations will continue to offer one of the most attractive ways to gain exposure to global investment opportunities and the themes of deregulation and restructuring.


A-16


GLOBAL BOND PORTFOLIO                    ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Global Bond Portfolio seeks to provide a high level of return from a combination of current income and capital appreciation by investing in a globally diversified Portfolio of high-quality debt securities.

MARKET REVIEW
Investment results for the semi-annual period ended June 30, 1998 were constrained by the low level of yields available in global bond markets. Boosting returns above the underlying yield levels was the capital appreciation of bonds resulting from a further decline in yields. Global bond markets' returns, as represented by the Salomon Brothers World Government Bond Index (the "Index"), were driven by both external and internal effects.

Externally, the dominant effect was the building of a "flight to quality" premium focused in the U.S. Treasury market as the outlook for other higher-risk asset markets deteriorated sharply.

Internally, markets were supported by substantial downward revisions of growth and inflation expectations for the second half of 1998. The U.S. saw the greatest downward revisions for growth, driving 10-year yields down by 30 basis points, resulting in the U.S. portion of the Index returning 4.20% during the six months ended June 30, 1998. European bond market returns maintained their polarization in the run-up to European Monetary Union (EMU). During the recent six months, European bonds saw the actual delivery of lower than anticipated inflation which enabled 10-year bond yields to decline by 55 basis points, resulting in the German portion of the Index returning 4.60%. Japanese returns were weaker, restrained by the extraordinarily low yield levels, with this portion of the Index gaining 2.55% during the six months ended June 30, 1998.

Foreign exchange depreciation focused on the Japanese yen detracted from the local market returns.

INVESTMENT RESULTS
For the six-month period ended June 30, 1998, your Portfolio advanced 3.00% at net asset value (NAV) while the Portfolio's benchmark, the Salomon Brothers World Government Bond Index (unhedged in U.S. dollar terms), returned a marginally lower 2.78% for the same period. Over the 12 months ended June 30, 1998, your Portfolio gained 5.28% at NAV while its benchmark advanced 4.31%. The Portfolio marginally outperformed its benchmark as protective foreign currency hedging enabled the Portfolio to have reduced exposure to the weak Japanese yen. The Portfolio also benefited from maintaining increased interest rate risk in European bonds compared to reduced interest rate risk in the U.S. market.

INVESTMENT OUTLOOK
The key quantitative measures used to assess the likely direction of bond yields consistently suggest that bond yields are at very low value levels and that a move to higher yields should be expected. From our quantitative assessment, the U.S. market appears the better value globally.

Subjective assessment is focused on three major themes: declining global growth, declining inflation, and global cooperation to address crises. Therefore, the subjective assessment is more positive for bonds with the prospect of sporadic "flight to quality" premium and positive fundamentals that should enable our quantitative measures to show better value through decreased inflation and growth, rather than through an increase in yields.

Our foreign exchange strategy is biased toward avoiding further Japanese yen weakness while capturing European currency appreciation against the U.S. dollar.

PORTFOLIO STRATEGY
With a cautious outlook for bond yields, the Portfolio is positioned with moderate interest rate risk. Interest rate risk is concentrated in Europe and we anticipate increasing exposure to the U.S. on confirmation of our subjective outlook. We believe that European currency appreciation will play a key role in maintaining attractive returns to U.S.-dollar-based investors during the second half of 1998.


A-17


GLOBAL DOLLAR GOVERNMENT PORTFOLIO       ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Global Dollar Government Portfolio seeks a high level of current income through investing its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are rated below investment grade, or in unrated securities of comparable quality, and that are considered to be speculative with regard to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW
In the emerging markets, debt prices fell over the six-month period ended June 30, 1998. Strong gains made in the first quarter of 1998 were erased in the second quarter when more bad economic news was reported from Asia. Lower than expected economic growth in emerging Asia, a weakening yen and recession in Japan, and fiscal problems in Russia combined to cause a sell off throughout the emerging markets.

Though not affected as negatively as debt prices in emerging Asia, Latin American debt suffered when investors fled to the relative safety of developed country debt. With the exception of Venezuela, the policy responses in Latin America since the Asia meltdown have been impressive. Argentina, Brazil and Mexico have all acted to maintain credible fiscal policies and to ensure that their current account (exports minus imports) deficits do not rise to unsustainable levels. Venezuela, however, continued to be weighed down by lower oil prices and upcoming elections. In Eastern Europe, Russia's fiscal problems caused its debt to post the lowest returns among all emerging markets. In Asia, the Korean economy remained very weak, though the government continued to move forward with necessary reforms. On a positive note, foreign currency reserves have been built up to US$40 billion, as Korea's current account recorded a surplus.

INVESTMENT RESULTS
Over the six-month period ended June 30, 1998, your Portfolio returned -3.25% at net asset value (NAV). This compares with the -0.25% return posted by the JP Morgan Emerging Markets Bond Index for the same period. Over the 12 months ended June 30, 1998, your Portfolio declined 1.22% at NAV while its benchmark advanced 3.88%. The underperformance of your Portfolio can be attributed to the sluggish performance of some its emerging market debt holdings. As stated earlier, Russian debt suffered from domestic fiscal problems, and consequently, the Portfolio's overweight position in Russian debt hurt performance.

INVESTMENT OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the United States, Germany and Japan to remain substantially unchanged for most of 1998.

The emerging markets face challenging problems that require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration. In the meantime, we expect emerging market debt price volatility to remain quite high, as renewed turmoil in Asia, fiscal and structural problems in Russia and weakness in Japan continue to heighten investor concern about all higher yielding asset classes.

Russia in particular will continue to add uncertainty to the emerging markets as it struggles with the devaluation of the ruble and the repayment requirements of existing Russian debt obligations. Although Russia is not critically important to the world's economic prospects, it will continue to have a significant influence on other emerging debt countries. We are currently evaluating the political and economic events as they unfold in order to assess the prospects for Russian debt to rebound. Presently, we are maintaining the Fund's Russian debt positions, which currently comprise 4.38% of the Fund's portfolio, with little change.


A-18


HIGH YIELD PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The High Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high yielding fixed income securities. The Portfolio invests substantially all of its assets in higher yielding, higher risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW
The high yield market experienced spread widening of 50 to 75 basis points in the second quarter of 1998. This was a result of investors' increasing uncertainty regarding the impact of the Asian crisis on the earnings and profitability of domestic companies, as well as from some supply/demand imbalances in the market as the record level of high yield issuance continued into the first half of 1998. The high yield market has seen a recent increase in the number of defaults; however, the percentage of defaulted issuers at 2.6% is still less than the historical average of 3.5%.

INVESTMENT RESULTS
The High Yield Portfolio commenced operations on October 27, 1997. From the Portfolio's inception date to the reporting period ended June 30, 1998, the Portfolio yielded a total return of 11.70% at net asset value (NAV). The Portfolio outperformed its benchmark, the CS First Boston High Yield Index, which returned 6.00% during the same time period. This outperformance can be attributed to good credit selection and a greater emphasis on the single B sector of the marketplace, which we believe offers more relative value than the BB sector. For the six-month period ended June 30, 1998, the Portfolio returned 8.13% at NAV while the benchmark returned 4.31%.

INVESTMENT OUTLOOK
We remain optimistic about the outlook for the high yield market. Continued slow growth, relatively low inflation and a healthy economy bode well for the high yield market.

PORTFOLIO STRATEGY
As a result of the record amount of high yield issuance and the increasing number of issuers in the high yield market recently, credit selection will play an increasingly important role going forward. We will continue to focus our attention on the single B sector of the market. In addition, we will try to avoid those credits that will be most affected by the turmoil in Asia.


A-19


NORTH AMERICAN GOVERNMENT
INCOME PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The North American Government Income Portfolio seeks the highest level of current income, consistent with what the Fund's Advisor believes to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Portfolio expects to maintain at least 25% of its assets in U.S. dollar denominated securities and may invest up to 25% of its total assets in debt securities issued by government entities in Argentina.

MARKET REVIEW
Through the six-month period, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. When overseas markets stabilized at the beginning of the year following the volatility in the fourth quarter of 1997, investors' focus shifted to short-term expectations of U.S. monetary policy. In May, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia caused a rally in the Treasury market and pushed bond prices higher.

In the emerging markets, debt prices fell over the sixmonth period. Strong gains made in the first quarter were erased in the second quarter when more bad economic news was reported from Asia. Though not affected as negatively as debt prices in emerging Asia, Latin American debt suffered when investors fled to the relative safety of developed country debt. Still, Mexico and Argentina, the two emerging markets your Portfolio is exposed to, posted healthy positive returns over the period.

Argentina is less exposed to a slowdown in global growth, as exports account for just 10% of their Gross Domestic Product (GDP). Furthermore, Argentina proved its resolve to maintain its "convertibility law" which pegs the peso 1-to-1 with the dollar in the aftermath of the 1994 Mexican crisis. The strong policy responses and discipline Argentina has demonstrated during past externally induced economic turmoil is impressive and gives Argentina added credibility in the current environment of volatility. The Argentine peso has not devalued, and we do not expect any change in current economic policies.

The Mexican peso, however, has depreciated approximately 12.3% since last September, but the policy response from Mexico toward the Asian crisis has also been impressive. Monetary policy has maintained a high degree of credibility, and fiscal policy has been continually adjusted to counteract the impact of Asia and declining oil prices. The strong monetary and tight fiscal policies enacted by Mexico were difficult to undertake, but Mexico appears committed to avoiding the mistakes it made in the past.

INVESTMENT RESULTS
Over the six-month period under review, your Portfolio returned 1.91% at net asset value (NAV). This compares with the 3.93% return posted by the Lehman Brothers (LB) Aggregate Bond Index and 3.39% for the Lehman Brothers (LB) Intermediate-Term Government Bond Index. Over the 12 months ended June 30, 1998, your Portfolio gained 5.57% at NAV while the LB Aggregate Bond Index advanced 10.54% and the LB Intermediate-Term Government Bond Index returned 8.38%. Your Portfolio underperformed both benchmarks over the period as a result of its exposure to debt in Mexico and Canada. Neither benchmark is exposed to Mexican or Canadian debt.

INVESTMENT OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain substantially unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand will continue to be offset by weakening industrial production. U.S. interest rates will remain low as the U.S. fixed income markets continue to provide a safe haven for investors during periods of volatility overseas.

The emerging markets face challenging problems that require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration. In the meantime, we expect emerging market debt price volatility to remain quite high, as renewed turmoil in Asia, fiscal and structural problems in Russia, and a weakened Japan continue to heighten investor concern about all higher yielding asset classes. However, we remain positive in our view on Mexico and Argentina as economic policy in each country remains quite strong and their long-term trend toward improving credit fundamentals remains intact. In addition, we do not see much risk that Argentina will abandon the convertibility plan which pegs the Argentinean peso 1-to-1 with the U.S. dollar. In Canada, we currently see no relative value as spreads have tightened considerably.


A-20


SHORT-TERM MULTI-MARKET PORTFOLIO        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Short-Term Multi-Market Portfolio seeks the highest level of current income consistent with what the Fund's Advisor believes to be prudent risk from a portfolio of high-quality debt securities with remaining maturities of not more than three years.

MARKET REVIEW
Throughout the period, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. In May, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia caused a rally in the U.S. Treasury market and pushed bond prices higher. The rally was compounded by the strong dollar which attracted overseas investors in a "flight to quality." These factors combined to create favorable demand for longer-term Treasury securities, which led to a flattening of the yield curve.

In Europe, resolution of first round European Monetary Union membership, confidence in the new central bank, and continued favorable growth and inflation data, pushed European bond prices higher. Renewed volatility in world markets also aided European bond prices as investors favored the safety of more liquid securities. In the U.K., debt prices declined in June when the Bank of England unexpectedly raised the benchmark lending rate, citing inflation concerns. In Sweden, the Riksbank cut official interest rates, as a result of lower inflation. The Bundesbank left rates unchanged.

Economic problems in Japan deepened as economic data confirmed that the economy is in recession and the yen weakened to record lows against the U.S. dollar. Japan, as the second largest economy, is integral to the rest of Asia as that region continues to struggle with its economic problems.

In the Dollar Bloc countries (Australia, New Zealand and Canada) growth slowed and inflation remained low as a result of falling demand from Asia. The Bank of Canada raised rates early in the period to support a weakened Canadian Dollar. In New Zealand, the Reserve Bank continued to ease monetary policy in response to the weak economy.

INVESTMENT RESULTS
The Portfolio's total return for the six-month period ended June 30, 1998 was 3.37% at net asset value (NAV) compared to the Merrill Lynch 1-3 Year Treasury Index's return of 3.02% for the same period. On a 12-month basis, the Portfolio posted a return of 6.18% at NAV versus 6.80% for the benchmark. Your Portfolio's performance exceeded that of its benchmark over the past six months helped by the strength of the European debt market and its favorable economic fundamentals.

INVESTMENT OUTLOOK
In 1998, global growth will be slower and inflation pressures will be reduced as the consequences of excess productive capacity are felt. Asia will continue to be the focus of nervous markets around the world, until Japan resolves its current economic situation.

In the U.S., growth is expected to continue slowing throughout the third quarter and perhaps into the fourth with 1998 GDP expected to decline to 3.0%. While industrial production will continue to weaken in response to slowing Asian demand, U.S. consumer demand is expected to remain steady, partially offsetting the slowdown in exports. The Federal Reserve is expected to remain on hold, as the economy cools and inflation remains benign. U.S. interest rates will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility overseas.

In Europe, interest rates will remain low reflecting confidence in the European Monetary Union, low inflation and healthy growth. A small rate increase by the European Central Bank is anticipated. European growth for 1998 is estimated between 2.5% and 3.0%.


A-21


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The U.S. Government/High Grade Securities Portfolio seeks high current income consistent with preservation of capital by investing principally in obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government and other high grade debt securities.

MARKET REVIEW
Over the six-month period, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded 5.5%. In the second quarter, GDP growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a 1.7% increase year-over-year for the period ended June 30, 1998, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

Through the six-month period, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. When overseas markets stabilized at the beginning of 1998, following the volatility in the fourth quarter of 1997, investors' focus shifted to short-term expectations of U.S. monetary policy. In May, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia caused a rally in the Treasury market and pushed bond prices higher. The rally was compounded by the strong U.S. dollar which attracted overseas investors in a "flight to quality." These factors combined to create favorable demand for longer-term Treasury securities, which led to a flattening of the yield curve. Treasury yields fell across the maturity spectrum with longer-term maturities falling most. The two-year Treasury yield fell 17 basis points to 5.48%, and the 30-year Treasury yield dropped 30 basis points to 5.63%.

INVESTMENT RESULTS
For the six months ended June 30, 1998, the Portfolio returned 3.72% at net asset value (NAV), versus 4.17% for its benchmark, (a composite of 67% Lehman Brothers Government Bond Index and 33% Lehman Brothers Corporate Bond Index). For the 12-month period ended June 30, 1998, the Portfolio posted a return of 9.50% at NAV, while its benchmark posted a return of 11.29%. The Portfolio's performance during the period was affected by weakness in our Yankee bond holdings. Volatility during the period, caused by events overseas, prompted investors to shun credit issuers, particularly Yankees.

INVESTMENT OUTLOOK
We believe that in 1998 global growth will be slower and inflation pressures will be reduced as the consequences of excess productive capacity are felt. Asia will continue to be the focus of nervous markets around the world, until Japan resolves its current economic situation.

In the U.S., growth is expected to continue slowing throughout the third quarter 1998 and perhaps into the fourth quarter with 1998 GDP expected to decline to 3.0%. While industrial production will continue to weaken in response to slowing Asian demand, U.S. consumer demand is expected to remain steady, partially offsetting the slowdown in exports. The Federal Reserve is expected to remain on hold, as the economy cools and inflation remains benign. We anticipate that U.S. interest rates will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility overseas.


A-22


MONEY MARKET PORTFOLIO                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks safety of principal, maintenance of liquidity, and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

MARKET REVIEW
Second quarter 1998 economic activity appears to indicate a moderate-to-strong growth cycle being maintained throughout most sectors. Real Gross Domestic Product (GDP), which was preliminarily reported at 4.8% during the first quarter 1998, was revised upward to 5.5%. Consumer spending through May rose 4.0% in the quarter. This comes on the heels of a strong 6.0% surge for the initial quarter. The Producer Price Index (PPI) has remained relatively stable over the past year (second quarter 1997 to second quarter 1998) actually finishing down 0.9% while core PPI rose by 0.6%. The employment rate dropped from 4.7% to 4.5% during the quarter indicating that labor markets remain resolute. In May, new home sales rose to a revised annual rate of 901,000. This sets a new all-time high for such reports as the low mortgage rate environment certainly has aided the current housing boom.

The Federal Open Market Committee convened twice during the second quarter 1998. The minutes of the May 19th meeting revealed a bias in favor of raising interest rates if needed to guard against inflation. However, in early June, Chairman Greenspan made clear he sees little upward pressure on U.S. inflation in the near term, and remains sensitive to the international repercussions of Federal Reserve policy decisions. Neither the mid-May nor late June meetings produced any movements to the Fed Funds target level of 5.50%.

INVESTMENT RESULTS
For the six- and 12-month periods ended June 30, 1998, the Money Market Portfolio returned 2.52% and 6.15% at net asset value (NAV), respectively. During the same six- and 12-month periods, the total returns for the Portfolio's benchmark, the Salomon Brothers 3-Month Treasury Bill Index, were 2.60% and 5.30%, respectively.

INVESTMENT OUTLOOK
Any projection of domestic economic activity remains contingent on the ongoing crisis in Asia. Looking ahead to the next 12 months, we believe that the global economic distortions caused by East Asia's slowdown will crest and then recede. The U.S. economy will cool, but the "Goldilocks scenario"--an economy not too hot and not too cold--will not be derailed. We believe that Fed officials will continue to view the Asian crisis as a means to slowdown economic growth here. Ideally, overall growth would slow down, thereby offsetting a rapid first half expansion. Under such a scenario, we feel that the Fed is not likely to raise interest rates. We shall monitor this cause and effect relationship and apply its development toward our future investing strategies.

PORTFOLIO STRATEGY
The Portfolio continued to strategically maneuver its maturities to match the strong technical areas along the short-term yield curve. In essence, this meant heavily weighing investments towards month-end and quarter-end maturities while maintaining enough liquidity during the interim periods to meet any Portfolio needs.


A-23


INVESTMENT RESULTS                       ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT RESULTS AS OF JUNE 30, 1998
Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since inception periods ended June 30, 1998.


ASSET ALLOCATION PORTFOLIOS
CONSERVATIVE INVESTORS PORTFOLIO
 .  One Year                                              14.02%
 .  Since Inception (10/94)                               11.05%

GROWTH INVESTORS PORTFOLIO
 .  One Year                                              21.30%
 .  Since Inception (10/94)                               15.69%

TOTAL RETURN PORTFOLIO
 .  One Year                                              21.32%
 .  Five Years                                            13.70%
 .  Since Inception (12/92)                               13.44%


COMMON STOCK/EQUITY SECURITIES PORTFOLIOS
GROWTH AND INCOME PORTFOLIO
 .  One Year                                              28.08%
 .  Five Years                                            21.31%
 .  Since Inception (1/91)                                16.22%

GROWTH PORTFOLIO
 .  One Year                                              39.89%
 .  Since Inception (9/94)                                31.54%

INTERNATIONAL PORTFOLIO
 .  One Year                                               8.44%
 .  Five Years                                            10.40%
 .  Since Inception (12/92)                               11.60%

PREMIER GROWTH PORTFOLIO
 .  One Year                                              43.63%
 .  Five Years                                            26.24%
 .  Since Inception (6/92)                                24.87%

QUASAR PORTFOLIO
 .  One Year                                              24.47%
 .  Since Inception (8/96)                                21.21%

REAL ESTATE INVESTMENT PORTFOLIO
 .  One Year                                               8.35%
 .  Since Inception (1/97)                                10.23%

TECHNOLOGY PORTFOLIO
 .  One Year                                              30.19%
 .  Since Inception (1/96)                                18.14%

UTILITY INCOME PORTFOLIO
 .  One Year                                              31.07%
 .  Since Inception (5/94)                                15.34%

WORLDWIDE PRIVATIZATION PORTFOLIO
 .  One Year                                              10.63%
 .  Since Inception (9/94)                                14.60%


INCOME-ORIENTED PORTFOLIOS
GLOBAL BOND PORTFOLIO
 .  One Year                                               5.28%
 .  Five Years                                             6.61%
 .  Since Inception (7/91)                                 7.79%

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
 .  One Year                                              -1.22%
 .  Since Inception (5/94)                                12.89%

HIGH YIELD PORTFOLIO
 .  Since Inception (10/97)*                              11.70%

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
 .  One Year                                               5.57%
 .  Since Inception (5/94)                                 8.98%

SHORT-TERM MULTI-MARKET PORTFOLIO
 .  One Year                                               6.18%
 .  Five Years                                             3.81%
 .  Since Inception (11/90)                                4.18%

U.S. GOVERNMENT/HIGH-GRADE SECURITIES PORTFOLIO
 .  One Year                                               9.50%
 .  Five Years                                             6.05%
 .  Since Inception (9/92)                                 6.36%


SHORT-TERM INCOME PORTFOLIOS
MONEY MARKET PORTFOLIO
 .  One Year                                               6.15%
 .  Annualized 7-Day Yield                                 5.01%


(*)  Cumulative, unannualized total returns for the periods indicated.

     Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Money Market Portfolio yield is an annualized 7-day compound return as of June 30, 1998.


A-24


THE BENCHMARKS                           ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS FIRST BOSTON HIGH YIELD INDEX--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ UTILITY--The Dow Jones Utility Average is a price-weighted average which consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI--The J.P. Morgan Emerging Market Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds.

LB AGGREGATE--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the
Government/Corporate Bond Index.

LB CORP. BOND--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB GOV'T/CORP. BOND--The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB GOV'T BOND--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB INTERMEDIATE-TERM GOV'T BOND--The Lehman Brothers Intermediate-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB LONG-TERM GOV'T BOND--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

LIPPER GROWTH AND INCOME FUNDS AVERAGE--The Lipper Growth and Income Funds Average reflects performance of 799 and 701 mutual funds over the six- and 12-month periods ended June 30, 1998, respectively.

ML 1-3 YEAR TREASURY--The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities of between one and three years.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

NAREIT INDEX--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE UTILITY--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE HIGH TECHNOLOGY--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

RUSSELL 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

RUSSELL 2000--The Russell 2000 Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SB 3-MONTH TREASURY BILL INDEX--The Salomon Brothers 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SB WORLD GOV'T BOND--The Salomon Brothers World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.


A-25


TEN LARGEST HOLDINGS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

PREMIER GROWTH PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Dell Computer Corp.                          $ 38,198,041             4.7%
Nokia Corp. (ADR)                              37,906,650             4.7
Cisco Systems, Inc.                            37,261,131             4.6
Philip Morris Cos., Inc.                       36,823,500             4.5
AirTouch Communications, Inc.                  33,660,000             4.1
Home Depot, Inc.                               28,585,876             3.5
Tyco International, Ltd.                       26,573,400             3.3
MBNA Corp.                                     25,657,500             3.1
Merck & Co., Inc.                              23,299,250             2.9
Walt Disney Co.                                22,756,538             2.8
                                             $310,721,886            38.2%


GROWTH AND INCOME PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Chase Manhattan Corp.                        $ 13,325,750             4.1%
Bristol-Myers Squibb Co.                       12,309,806             3.8
Citicorp                                       10,178,850             3.1
USX-Marathon Group                              8,636,456             2.6
First Union Corp.                               8,155,000             2.5
First Data Corp.                                7,931,706             2.4
Philip Morris Cos., Inc.                        7,672,219             2.3
Texaco, Inc.                                    7,067,000             2.2
Tyco International, Ltd.                        6,879,600             2.1
Household International, Inc.                   6,681,425             2.0
                                             $ 88,837,812            27.1%


TOTAL RETURN PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                          $ 16,915,030            31.7%
Chase Manhattan Corp.                           1,449,600             2.7
Bristol-Myers Squibb Co.                        1,298,794             2.4
Citicorp                                        1,044,750             1.9
USX-Marathon Group                                861,244             1.6
First Union Corp.                                 838,800             1.6
Tyco International, Ltd.                          831,600             1.6
First Data Corp.                                  819,488             1.5
Philip Morris Cos., Inc.                          787,500             1.5
Texaco, Inc.                                      740,125             1.4
                                             $ 25,586,931            47.9%


A-26


TEN LARGEST HOLDINGS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INTERNATIONAL PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Nokia AB OY Corp. Series A                   $  4,417,037             6.0%
Akzo Nobel NV                                   4,004,231             5.5
Nestle, SA                                      3,000,991             4.1
ING Groep NV                                    2,621,080             3.6
Diageo Plc                                      2,252,413             3.1
Ladbroke Group Plc                              2,032,526             2.8
Total, SA Cl.B                                  1,950,146             2.7
Credito Italiano                                1,832,982             2.5
Sanofi SA                                       1,728,782             2.3
Novartis AG                                     1,666,777             2.3
                                             $ 25,506,965            34.9%


UTILITY INCOME PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Cablevision Systems Corp.
  Series I 8.50% cv. pfd.                    $  1,278,750             4.9%
WorldCom, Inc.                                  1,160,250             4.4
Consolidated Edison, Inc.                       1,128,531             4.3
Pinnacle West Capital Corp.                     1,125,000             4.3
NIPSCO Industries, Inc.                         1,019,200             3.9
FPL Group, Inc.                                   982,800             3.8
AES Corp.                                         904,075             3.4
Ameritech Corp.                                   870,575             3.3
AirTouch Communications, Inc.
  Cl.C 4.25% CV. PFD.                             833,250             3.2
CMS Energy Corp.                                  809,600             3.1
                                             $ 10,112,031            38.6%


GROWTH PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
WorldCom, Inc., 8.00%, cv. pfd.              $ 19,230,370             6.5%
Cisco Systems, Inc.                            13,648,294             4.6
American International Group, Inc.             10,223,650             3.4
Sterling Software, Inc.                         9,288,538             3.1
Ceridian Corp.                                  8,724,375             2.9
Mannesmann AG                                   8,539,820             2.9
TCI Ventures Group Series A                     8,447,178             2.8
MBNA Corp.                                      7,598,250             2.5
Travelers Group, Inc.                           6,517,127             2.2
Chase Manhattan Corp.                           6,480,920             2.2
                                             $ 98,698,522            33.1%


A-27


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

WORLDWIDE PRIVATIZATION PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Energis Plc                                  $  1,414,026             2.9%
Akzo Nobel NV                                   1,401,481             2.9
Viag AG                                         1,251,332             2.6
ING Groep NV                                    1,206,352             2.5
Bank Austria AG (preferred stock & rights)      1,149,793             2.4
Austria Tabakwerke AG                           1,142,679             2.3
Telecomunicacoes Brasileiras, SA (ADR)          1,053,659             2.2
SGS-Thomson Microelectronics NV                 1,024,879             2.1
CSL, Ltd.                                         977,566             2.0
British Energy Plc                                953,666             2.0
                                             $ 11,575,433            23.9%


CONSERVATIVE INVESTORS PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                          $  6,171,797            16.9%
Government National Mortgage Assn.              2,947,681             8.1
U.S. Treasury Bond, 6.125%, 11/15/27            2,807,487             7.7
Federal National Mortgage Assn.                 2,635,477             7.2
City National Bank California, 6.375%, 1/15/08    628,375             1.7
Computer Associates International, Inc.,
  6.375%, 4/15/05                                 603,461             1.7
Bristol-Myers Squibb Co.                          574,688             1.6
Australian Gas Light Co., 6.40%, 4/15/08          553,634             1.5
Time Warner, Inc., 8.375%, 3/15/23                527,090             1.4
Goldman Sachs Group LP, 7.20%, 11/01/06           482,337             1.3
                                             $ 17,932,027            49.1%


GROWTH INVESTORS PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                          $  1,229,761             6.3%
Chase Manhattan Corp. (common &
  corporate debt)                                 611,264             3.1
Bristol-Myers Squibb Co.                          574,688             3.0
Federal National Mortgage Assn.                   569,240             2.9
Merck & Co., Inc.                                 535,000             2.7
Home Depot, Inc.                                  498,375             2.6
WorldCom, Inc.                                    483,438             2.5
Harley-Davidson, Inc.                             465,000             2.4
Government National Mortgage Assn.                455,721             2.3
U.S. Treasury Bond, 6.125%, 11/15/27              417,909             2.1
                                             $  5,840,396            29.9%


A-28


TEN LARGEST HOLDINGS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                          $  6,133,444             6.7%
Dell Computer Corp.                             5,362,756             5.8
Intuit, Inc.                                    3,542,056             3.8
Compaq Computer Corp.                           3,470,262             3.8
Networks Associates, Inc.                       3,334,709             3.6
Nokia Corp. (ADR)                               3,294,338             3.6
HBO & Co.                                       3,175,313             3.4
Tellabs, Inc.                                   3,121,488             3.4
FORE Systems, Inc.                              2,660,109             2.9
Sanmina Corp.                                   2,584,481             2.8
                                             $ 36,678,956            39.8%


QUASAR PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Mohawk Industries, Inc.                      $  2,118,309             2.5%
Bethlehem Steel Corp.                           2,003,681             2.4
Alaska Air Group, Inc.                          1,964,250             2.3
Chelsea GCA Realty, Inc.                        1,820,000             2.2
Budget Group, Inc. Cl.A                         1,810,856             2.1
Tiffany & Co.                                   1,492,800             1.8
America West Airlines, Inc. Cl.B                1,291,025             1.5
OMI Corp.                                       1,288,000             1.5
United Rentals, Inc.                            1,239,000             1.5
Consolidated Freightways Corp.                  1,222,319             1.5
                                             $ 16,250,240            19.3%


REAL ESTATE INVESTMENT PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Starwood Hotels & Resorts                    $    884,118             5.1%
Equity Office Properties Trust                    805,850             4.6
Glenborough Realty Trust, Inc.                    683,113             3.9
SL Green Realty Corp.                             670,500             3.9
Avalon Bay Communities, Inc.                      658,692             3.8
Crescent Real Estate Equities Co.                 652,325             3.8
Public Storage, Inc.                              649,600             3.8
Essex Property Trust, Inc.                        623,100             3.6
Patriot American Hospitality, Inc.                605,619             3.5
Spieker Properties, Inc.                          596,750             3.4
                                             $  6,829,667            39.4%


A-29


INDUSTRY DIVERSIFICATION
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INTERNATIONAL PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                             $  3,016,426             4.1%
Capital Goods                                       8,353             0.0
Consumer Manufacturing                          6,190,823             8.5
Consumer Services                              11,274,724            15.4
Consumer Staples                                8,659,410            11.9
Energy                                          3,070,146             4.2
Finance                                        10,632,010            14.6
Healthcare                                     11,249,850            15.4
Multi Industry                                  2,087,589             2.9
Technology                                      7,834,598            10.7
Utilities                                       4,516,985             6.2
Total Investments*                             68,540,914            93.9
Cash and receivables, net of liabilities        4,473,927             6.1
Net Assets                                   $ 73,014,841           100.0%


WORLDWIDE PRIVATIZATION PORTFOLIO
                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                             $  3,617,300             7.5%
Capital Goods                                     244,665             0.5
Consumer Manufacturing                          1,140,235             2.3
Consumer Services                               4,084,439             8.4
Consumer Staples                                3,478,520             7.2
Energy                                          2,500,393             5.2
Finance                                        11,579,695            23.9
Healthcare                                      3,460,955             7.1
Multi Industry                                    801,173             1.6
Technology                                      1,880,500             3.9
Transportation                                  1,124,752             2.3
Utilities                                      11,806,266            24.3
Total Investments                              45,718,893            94.2
Cash and receivables, net of liabilities        2,791,104             5.8
Net Assets                                   $ 48,509,997           100.0%


*    Excludes short-term obligations.


A-30


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-94.8%
TECHNOLOGY-24.0%
COMMUNICATIONS EQUIPMENT-8.4%
EMC Corp. (a)                                   104,000   $    4,660,500
Ericsson (L.M.) Telephone Co.
  Cl.B (ADR) (b)                                481,380       13,809,589
Lucent Technologies, Inc.                        87,342        7,265,762
Nokia Corp. (ADR) (c)                           522,400       37,906,650
Tellabs, Inc. (a)                                68,000        4,868,375
                                                             ------------
                                                              68,510,876

COMPUTER HARDWARE-6.6%
Compaq Computer Corp.                           557,200       15,810,550
Dell Computer Corp. (a)                         411,700       38,198,041
                                                             ------------
                                                              54,008,591

COMPUTER SOFTWARE-2.0%
Microsoft Corp. (a)                             148,700       16,120,009

NETWORKING SOFTWARE-4.6%
Cisco Systems, Inc. (a)                         404,600       37,261,131

SEMI-CONDUCTOR COMPONENTS-2.4%
Intel Corp.                                     262,900       19,479,247
                                                             ------------
                                                             195,379,854

FINANCE-21.4%
BANKING-MONEY CENTER-3.2%
BankAmerica Corp.                                57,500        4,970,156
Citicorp                                        144,400       21,551,700
                                                             ------------
                                                              26,521,856

BANKING-REGIONAL-2.6%
Fifth Third Bancorp                              54,300        3,415,809
First Union Corp.                                35,400        2,062,050
NationsBank Corp.                               143,700       10,993,050
Norwest Corp.                                   122,200        4,567,225
                                                             ------------
                                                              21,038,134

BROKERAGE & MONEY MANAGEMENT-4.5%
Merrill Lynch & Co., Inc.                       167,700       15,470,325
Morgan Stanley Dean Witter and Co.              230,955       21,103,513
                                                             ------------
                                                              36,573,838

INSURANCE-2.3%
American International Group, Inc.               81,850       11,950,100
Progressive Corp.                                48,300        6,810,300
                                                             ------------
                                                              18,760,400

MORTGAGE BANKING-3.4%
Federal National Mortgage Assn.                 246,500       14,974,875
H.F. Ahmanson & Co.                             185,500       13,170,500
                                                             ------------
                                                              28,145,375

MISCELLANEOUS-5.4%
Associates First Capital Corp. Cl.A             134,028       10,303,403
Household International, Inc.                   147,000        7,313,250
MBNA Corp.                                      777,500       25,657,500
MGIC Investment Corp.                             6,900          393,731
                                                             ------------
                                                              43,667,884
                                                             ------------
                                                             174,707,487

CONSUMER SERVICES-21.4%
AIRLINES-3.3%
KLM Royal Dutch Air                             117,776        4,821,455
Northwest Airlines Corp. Cl.A (a)               271,960       10,495,956
UAL Corp. (a)                                   153,000       11,934,000
                                                             ------------
                                                              27,251,411

BROADCASTING & CABLE-5.2%
AirTouch Communications, Inc. (a)               576,000       33,660,000
Tele-Communications, Inc.-
  Liberty Media Group Cl.A (a)                  217,405        8,444,825
                                                             ------------
                                                              42,104,825

ENTERTAINMENT & LEISURE-3.1%
Carnival Corp. Cl.A                              52,600        2,084,275
Walt Disney Co.                                 216,600       22,756,538
                                                             ------------
                                                              24,840,813

PRINTING & PUBLISHING-0.2%
Gannett Co., Inc.                                23,100        1,641,544

RESTAURANTS & LODGING-0.5%
Marriott International, Inc. C1.A                45,200        1,463,350
McDonald's Corp.                                 35,300        2,435,700
                                                             ------------
                                                               3,899,050

RETAIL-GENERAL MERCHANDISE-9.1%
Dayton Hudson Corp.                             427,000       20,709,500
Federated Department Stores, Inc. (a)           136,300        7,334,644
Home Depot, Inc.                                344,149       28,585,876
Kohl's Corp. (a)                                122,400        6,349,500
May Department Stores Co.                        60,000        3,930,000
Wal-Mart Stores, Inc.                           124,300        7,551,225
                                                             ------------
                                                              74,460,745
                                                             ------------
                                                             174,198,388


B-1


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-11.6%
DRUGS-8.7%
Bristol-Myers Squibb Co.                        174,500    $  20,056,594
Merck & Co., Inc.                               174,200       23,299,250
Pfizer, Inc.                                    174,600       18,976,837
Schering-Plough Corp.                            98,500        9,025,063
                                                             ------------
                                                              71,357,744

MEDICAL PRODUCTS-0.6%
Medtronic, Inc.                                  73,800        4,704,750

MEDICAL SERVICES-2.3%
Humana, Inc. (a)                                 53,300        1,662,294
United Healthcare Corp.                         267,600       16,992,600
                                                             ------------
                                                              18,654,894
                                                             ------------
                                                              94,717,388

CONSUMER STAPLES-6.5%
COSMETICS-0.6%
Gillette Co.                                     83,000        4,705,063

FOOD-0.7%
Coca-Cola Co.                                    69,600        5,950,800

HOUSEHOLD PRODUCTS-0.7%
Colgate-Palmolive Co.                            60,500        5,324,000

TOBACCO-4.5%
Philip Morris Cos., Inc.                        935,200       36,823,500
                                                             ------------
                                                              52,803,363

MULTI INDUSTRY COMPANY-3.3%
Tyco International, Ltd.                        421,800       26,573,400

ENERGY-2.9%
OIL SERVICE-2.9%
Baker Hughes, Inc.                               68,000        2,350,250
Camco International, Inc.                        49,100        3,823,663
Halliburton Co.                                 172,300        7,678,119
Schlumberger, Ltd.                              148,100       10,117,081
                                                             ------------
                                                              23,969,113

CAPITAL GOODS-2.6%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                             87,900        7,998,900

MISCELLANEOUS-1.6%
United Technologies Corp.                       138,800       12,839,000
                                                             ------------
                                                              20,837,900

UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
MCI Communications Corp.                        152,600        8,865,106

Total Common Stocks
  (cost $548,992,686)                                        772,051,999

SHORT-TERM INVESTMENTS-5.3%
COMMERCIAL PAPER-4.7%
General Electric Capital Corp.
  6.10%, 7/01/98                                $38,412       38,412,000

TIME DEPOSIT-0.6%
State Street Cayman Islands
  5.25%, 7/01/98                                  4,499        4,499,000

Total Short-Term Investments
  (amortized cost $42,911,000)                                42,911,000

TOTAL INVESTMENTS-100.1%
  (cost $591,903,686)                                        814,962,999
Other assets less liabilities-(0.1%)                            (536,927)

NET ASSETS-100%                                            $ 814,426,072


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--Finland.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-2


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)        U.S. $ VALUE
-------------------------------------------------------------------------------
AUSTRALIA-3.9%
GOVERNMENT OBLIGATION-3.9%
Queensland Treasury
  6.50%, 6/14/05 (a)                AU$           1,500       $  970,698

AUSTRIA-3.8%
GOVERNMENT OBLIGATION-3.8%
Republic of Austria
  4.50%, 9/28/05 (a)                JPY         110,000          959,029

FRANCE-9.2%
GOVERNMENT OBLIGATION-9.2%
Government of France Treasury
  Bill 4.00%, 7/12/00               XEU           2,100        2,295,320

GERMANY-13.9%
GOVERNMENT OBLIGATION-13.9%
Government of Germany
  6.00%, 2/16/06 (a)                DEM           5,800        3,478,167

ITALY-10.0%
GOVERNMENT OBLIGATION-10.0%
Republic of Italy
  6.25%, 5/15/02                    ITL       4,200,000        2,500,025

JAPAN-8.2%
DEBT OBLIGATION-8.2%
European Investment Bank
  3.00%, 9/20/06 (a)                JPY         130,000        1,041,730
Export Import Bank
  2.875%, 7/28/05                               130,000        1,024,807
                                                             ------------
                                                               2,066,537

SPAIN-8.7%
GOVERNMENT OBLIGATION-8.7%
Government of Spain
  5.25%, 1/31/03 (a)                ESP         325,000        2,176,557

UNITED KINGDOM-4.8%
DEBT OBLIGATION-0.7%
International Bank for
  Reconstruction & Development
  7.125%, 7/30/07                   GBP             100          177,155

GOVERNMENT OBLIGATIONS-4.1%
U.K. Treasury Gilts
  8.50%, 7/16/07 (a)                                520        1,021,489
                                                             ------------
                                                               1,198,644

UNITED STATES-35.7%
GOVERNMENT/AGENCY OBLIGATIONS-33.2%
Federal National Mortgage Assn.
  2.125%, 10/09/07 (a)              JPY         120,000          903,450
U.S. Treasury Notes
  6.25%, 2/15/03                    US$             900          926,154
  6.875%, 5/15/06                                 3,600        3,898,116
  7.25%, 8/15/04                                  2,400        2,611,128
                                                             ------------
                                                               8,338,848

TIME DEPOSIT-2.5%
State Street Bank and Trust Co.
  5.25%, 7/02/98                                620,000          620,000
                                                             ------------
                                                               8,958,848

TOTAL INVESTMENTS-98.2%
  (cost $24,542,635)                                          24,603,825
Other assets less liabilities-1.8%                               460,858

NET ASSETS-100%                                            $  25,064,683


(a) Securities, or portion thereof, with an aggregate market value of $9,111,878 have been segregated to collateralize forward exchange currency contracts.

     See Notes to Financial Statements.


B-3


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.3%
FINANCE-20.8%
BANKING-MONEY CENTER-7.2%
Chase Manhattan Corp.                           176,500    $  13,325,750
Citicorp                                         68,200       10,178,850
                                                             ------------
                                                              23,504,600

BANKING-REGIONAL-3.6%
First Union Corp.                               140,000        8,155,000
NationsBank Corp.                                48,650        3,721,725
                                                             ------------
                                                              11,876,725

BROKERAGE & MONEY MANAGEMENT-0.9%
Morgan Stanley Dean Witter and Co.               32,300        2,951,413

INSURANCE-2.6%
Conseco, Inc.                                    26,000        1,215,500
Hartford Life, Inc. Cl.A                         34,600        1,970,037
PennCorp Financial Group, Inc.                   43,700          895,850
Travelers Group, Inc.                            19,500        1,182,188
Travelers Property Casualty Corp. Cl.A           77,100        3,305,662
                                                             ------------
                                                               8,569,237

MORTGAGE BANKING-1.2%
Federal National Mortgage Assn.                  65,600        3,985,200
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                  1,726              593
                                                             ------------
                                                               3,985,793

REAL ESTATE-0.3%
Security Capital Industrial Trust                37,090          927,250

MISCELLANEOUS-5.0%
Associates First Capital Corp.
  Cl.A                                           40,250        3,094,219
Household International, Inc.                   134,300        6,681,425
MBNA Corp.                                       75,900        2,504,700
PMI Group, Inc.                                  58,787        4,313,496
                                                             ------------
                                                              16,593,840
                                                             ------------
                                                              68,408,858

HEALTH CARE-12.4%
BIOTECHNOLOGY-1.0%
Centocor, Inc. (a)                               49,100        1,781,410
Genzyme Corp. (a)                                57,500        1,462,656
                                                             ------------
                                                               3,244,066

DRUGS-5.2%
Bristol-Myers Squibb Co.                        107,100       12,309,806
Merck & Co., Inc.                                35,400        4,734,750
                                                             ------------
                                                              17,044,556

MEDICAL PRODUCTS-1.9%
Abbott Laboratories                             155,600        6,360,150

MEDICAL SERVICES-4.3%
Columbia HCA/Healthcare Corp.                   172,300        5,018,237
PacifiCare Health Systems, Inc.
  Cl.B (a)                                       52,000        4,593,875
United Healthcare Corp.                          68,050        4,321,175
                                                             ------------
                                                              13,933,287
                                                             ------------
                                                              40,582,059

TECHNOLOGY-12.0%
COMMUNICATIONS EQUIPMENT-0.3%
PairGain Technologies, Inc.                      53,900          938,197

COMPUTER HARDWARE-1.6%
Compaq Computer Corp.                           189,150        5,367,131

COMPUTER SERVICES-3.6%
Electronic Data Systems Corp.                    98,100        3,924,000
First Data Corp.                                238,100        7,931,706
                                                             ------------
                                                              11,855,706

COMPUTER SOFTWARE-0.9%
Oracle Corp. (a)                                122,600        3,007,531

NETWORKING SOFTWARE-1.8%
Cisco Systems, Inc. (a)                          50,000        4,604,688
FORE Systems, Inc. (a)                           42,300        1,119,628
                                                             ------------
                                                               5,724,316

SEMI-CONDUCTOR COMPONENTS-2.7%
Altera Corp. (a)                                121,200        3,579,187
Atmel Corp. (a)                                 200,500        2,731,813
National Semiconductor Corp. (a)                 15,300          201,769
Xilinx, Inc. (a)                                 71,400        2,429,831
                                                             ------------
                                                               8,942,600

MISCELLANEOUS-1.1%
Solectron Corp. (a)                              83,100        3,495,394
                                                             ------------
                                                              39,330,875

ENERGY-9.9%
DOMESTIC INTEGRATED-2.6%
USX-Marathon Group                              251,700        8,636,456

DOMESTIC PRODUCERS-1.7%
Apache Corp.                                    116,600        3,672,900
Murphy Oil Corp.                                 20,850        1,056,834
Union Pacific Resources Group, Inc.              48,200          846,513
                                                             ------------
                                                               5,576,247


B-4


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
INTERNATIONAL-2.5%
Mobil Corp.                                      15,400    $   1,180,025
Texaco, Inc.                                    118,400        7,067,000
                                                             ------------
                                                               8,247,025

OIL SERVICE-2.5%
BJ Services Co. (a)                              33,600          976,500
Dresser Industries, Inc.                         71,600        3,154,875
Halliburton Co.                                  61,000        2,718,312
Noble Drilling Corp. (a)                         52,000        1,251,250
                                                             ------------
                                                               8,100,937

MISCELLANEOUS-0.6%
AES Corp. (a)                                    35,000        1,839,688
                                                             ------------
                                                              32,400,353

CONSUMER SERVICES-9.3%
AIRLINES-1.1%
Northwest Airlines Corp.
Cl.A (a)                                         58,500        2,257,734
UAL Corp. (a)                                    18,500        1,443,000
                                                             ------------
                                                               3,700,734

APPAREL-0.5%
Nautica Enterprises, Inc. (a)                    62,400        1,677,000

BROADCASTING & CABLE-1.3%
A.H. Belo Corp. Series A                        175,500        4,277,813

ENTERTAINMENT & LEISURE-2.2%
Eastman Kodak Co.                                28,200        2,060,363
Harley-Davidson, Inc.                            91,100        3,530,125
Mirage Resorts, Inc. (a)                         82,400        1,756,150
                                                             ------------
                                                               7,346,638

PRINTING & PUBLISHING-0.9%
Donnelley (R.R.) & Sons Co.                      63,700        2,914,275

RETAIL-GENERAL MERCHANDISE-3.3%
CompUSA, Inc. (a)                                57,000        1,029,563
Dayton Hudson Corp.                             105,700        5,126,450
Federated Department Stores, Inc. (a)            80,600        4,337,287
Staples, Inc. (a)                                 9,400          272,306
                                                             ------------
                                                              10,765,606
                                                             ------------
                                                              30,682,066

CONSUMER STAPLES-9.1%
COSMETICS-1.8%
Avon Products, Inc.                              76,200        5,905,500

FOOD-4.1%
Campbell Soup Co.                                95,100        5,052,187
General Mills, Inc.                              46,300        3,165,762
Tyson Foods, Inc. Cl.A                          152,100        3,298,669
Whitman Corp.                                    87,300        2,002,444
                                                             ------------
                                                              13,519,062

TOBACCO-3.2%
Philip Morris Cos., Inc.                        194,850        7,672,219
RJR Nabisco Holdings Corp.                      110,900        2,633,875
                                                             ------------
                                                              10,306,094
                                                             ------------
                                                              29,730,656

UTILITIES-8.9%
ELECTRIC & GAS UTILITY-4.3%
Allegheny Energy, Inc.                           56,200        1,693,025
CMS Energy Corp.                                 58,400        2,569,600
Duke Power Energy Corp.                          16,200          959,850
FPL Group, Inc.                                  90,900        5,726,700
NIPSCO Industries, Inc.                          43,000        1,204,000
Pinnacle West Capital Corp.                      19,900          895,500
Texas Utilities Co.                              22,600          940,725
                                                             ------------
                                                              13,989,400

TELEPHONE UTILITY-4.6%
AT&T Corp.                                       61,100        3,490,337
MCI Communications Corp.                         74,900        4,351,222
Teleport Communications
  Group, Inc. Cl.A (a)                           58,000        3,144,688
WorldCom, Inc. (a)                               87,400        4,225,244
                                                             ------------
                                                              15,211,491
                                                             ------------
                                                              29,200,891

CAPITAL GOODS-4.7%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                             35,700        3,248,700

POLLUTION CONTROL-0.2%
USA Waste Services, Inc. (a)                     13,000          641,875

MISCELLANEOUS-3.5%
Allied-Signal, Inc.                             113,800        5,049,875
United Technologies Corp.                        69,700        6,447,250
                                                             ------------
                                                              11,497,125
                                                             ------------
                                                              15,387,700

MULTI INDUSTRY COMPANIES-3.2%
Honeywell, Inc.                                  15,100        1,261,794
Tyco International, Ltd.                        109,200        6,879,600
U.S. Industries, Inc.                            94,800        2,346,300
                                                             ------------
                                                              10,487,694

BASIC INDUSTRIES-1.8%
CHEMICALS-1.6%
Dow Chemical Co.                                 19,200        1,856,400
Praxair, Inc.                                    71,500        3,347,094
                                                             ------------
                                                               5,203,494

CONTAINERS-0.2%
Sealed Air Corp. (a)                             23,000          845,250
                                                             ------------
                                                               6,048,744


B-5


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.3%
AEROSPACE-1.3%
General Dynamics Corp.                           90,800    $   4,222,200

TRANSPORTATION-0.7%
RAILROAD-0.7%
Canadian Pacific, Ltd. (b)                       42,900        1,217,287
Union Pacific Corp.                              28,200        1,244,325
                                                             ------------
                                                               2,461,612

CONSUMER MANUFACTURING-0.2%
APPLIANCES-0.2%
Sunbeam Corp.                                    49,900          517,713

Total Common Stocks &
  Other Investments
  (cost $271,198,857)                                        309,461,421


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.6%
COMMERCIAL PAPER-5.3%
American Express Co.
  5.57%, 7/01/98                               $  4,100    $   4,100,000
  5.60%, 7/07/98                                  4,389        4,384,903
Ford Motor Credit Corp.
  5.70%, 7/02/98                                  4,600        4,599,272
Prudential Funding Corp.
  5.75%, 7/06/98                                  4,500        4,496,406
                                                             ------------
                                                              17,580,581

TIME DEPOSIT-0.3%
State Street Cayman Islands
  5.25%, 7/01/98                                    979          979,000
Total Short-Term Investments
  (amortized cost $18,559,581)                                18,559,581

TOTAL INVESTMENTS-99.9%
  (cost $289,758,438)                                        328,021,002
Other assets less liabilities-0.1%                               246,543

NET ASSETS-100%                                            $ 328,267,545


(a)  Non-income producing security.

(b)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-6


SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
DENMARK-5.2%
GOVERNMENT OBLIGATION-5.2%
Kingdom of Denmark
  9.00%, 11/15/00              DKK                2,000      $   320,780

FRANCE-4.2%
GOVERNMENT OBLIGATION-4.2%
Government of France
  7.75%, 4/12/00 (a)           FRF                1,500          263,741

GERMANY-22.1%
DEBT OBLIGATIONS-12.9%
Bayerische Landesbank
  5.25%, 1/29/99 (a)           US$                  300          298,500
Bremer Landesbank
  Kreditanstalt Oldenburg
  6.375%, 12/29/99 (a)                              500          503,000
                                                             ------------
                                                                 801,500

GOVERNMENT OBLIGATION-9.2%
Government of Germany
  5.75%, 8/22/00 (a)           DEM                1,000          573,346
                                                             ------------
                                                               1,374,846

ITALY-9.3%
GOVERNMENT OBLIGATION-9.3%
Republic of Italy
  6.00%, 2/15/00 (A)           ITL            1,000,000          576,502

NEW ZEALAND-6.5%
DEBT OBLIGATION-3.3%
International Bank for
  Reconstruction &
  Development
  7.00%, 9/18/00 (a)           NZ$                  400          205,538

GOVERNMENT OBLIGATION-3.2%
Government of New Zealand
  6.50%, 2/15/00 (a)                                380          195,657
                                                             ------------
                                                                 401,195

NORWAY-4.3%
GOVERNMENT OBLIGATION-4.3%
Kingdom of Norway
  9.00%, 1/31/99 (a)           NOK                2,000          266,215

POLAND-4.8%
GOVERNMENT/AGENCY OBLIGATION-4.8%
Government of Poland
  Treasury Bill
  21.29%, 9/30/98 (b)          PLN                1,100          299,180

SPAIN-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Spain
  6.75%, 4/15/00 (a)           ESP               48,000          326,312

SWEDEN-6.7%
GOVERNMENT OBLIGATION-6.7%
Kingdom of Sweden
  10.25%, 5/05/00 (a)          SEK                3,000          414,907

UNITED STATES-29.9%
DEBT OBLIGATIONS-14.5%
Bank Nederlandse
  Gemeenten NV
  5.875%, 4/19/99 (a)          US$                  300          299,700
Rabobank Nederland
  6.25%, 12/31/99 (a)                               300          302,100
Suedwest Deutsche
  Landesbank
  5.75%, 12/20/99 (a)                               300          298,950
                                                             ------------
                                                                 900,750

GOVERNMENT/AGENCY OBLIGATIONS-8.9%
FNMA Global
  7.00%, 9/26/00 (a)           NZ$                  500          255,362
U.S. Treasury Note
  5.875%, 8/31/99              US$                  300          301,173
                                                             ------------
                                                                 556,535

TIME DEPOSIT-6.5%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    404          404,000
                                                             ------------
                                                               1,861,285

TOTAL INVESTMENTS-98.2%
  (cost $6,391,416)                                            6,104,963
Other assets less liabilities-1.8%                               111,651

NET ASSETS-100%                                              $ 6,216,614


(a) Securities, or portion thereof, with an aggregate market value of $4,486,149 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents yield to maturity at purchase date.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-7


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY OBLIGATIONS-67.5%
FEDERAL AGENCIES-45.8%
Federal Home Loan Bank
  5.67%, 1/14/00                                 $5,000     $  5,000,800
Federal National Mortgage Association
  5.25%, 1/15/03                                  1,500        1,472,340
  6.50%, 5/01/13                                    792          796,664
  7.00%, 4/01/26                                  1,459        1,480,232
  7.00%, 5/01/28                                  1,957        1,985,952
Government National Mortgage Association
  6.50%, 3/15/28                                  1,824        1,819,702
  7.00%, 7/15/23                                     69           70,548
  7.00%, 7/15/27                                    965          980,575
  7.00%, 2/15/28                                    789          802,002
  7.00%, 3/15/28                                  1,084        1,101,403
  7.50%, 6/15/27                                  1,431        1,470,374
  7.50%, 3/15/28                                  1,487        1,528,430
Student Loan Marketing Association
  6.05%, 9/14/00                                  1,000        1,006,410
                                                             ------------
                                                              19,515,432

U.S. TREASURY SECURITIES-21.7%
U.S. Treasury Bond
  6.125%, 11/15/27                                5,280        5,657,837
U.S. Treasury Notes
  6.50%, 8/31/01                                    125          128,398
  6.50%, 5/31/02                                  1,575        1,627,416
  6.875%, 5/15/06                                 1,700        1,840,777
                                                             ------------
                                                               9,254,428

Total U.S. Government/Agency Obligations
  (cost $28,549,770)                                          28,769,860

CORPORATE DEBT OBLIGATIONS-20.2%
FINANCE-1.5%
Goldman Sachs Group LP
  7.25%, 10/01/05 (a)                               500          529,576
Wachovia Corp.
  6.375%, 4/15/03                                    75           76,020
                                                             ------------
                                                                 605,596

INDUSTRIAL-9.2%
Comcast Corp.
  8.375%, 5/01/07                                 1,000        1,124,941
Computer Associates International, Inc.
  6.375%, 4/15/05 (a)                             1,350        1,357,788
Time Warner, Inc.
  9.125%, 1/15/13                                 1,170        1,443,092
                                                             ------------
                                                               3,925,821

YANKEE BONDS-9.5%
Australian Gas Light Company
  6.40%, 4/15/08 (a)                              1,150        1,168,218
CS First Boston
  6.50%, 5/01/08 (a)                              1,000        1,011,497
Sony Corp.
  6.125%, 3/04/03                                 1,350        1,354,212
St. George Bank, Ltd.
  7.15%, 10/15/05 (a)                               500          518,935
                                                             ------------
                                                               4,052,862

Total Corporate Debt Obligations
  (cost $8,457,027)                                            8,584,279

SHORT-TERM INVESTMENT-11.3%
TIME DEPOSIT-11.3%
State Street Bank and Trust Co.
  5.25%, 7/01/98
  (cost $4,809,000)                               4,809        4,809,000

TOTAL INVESTMENTS-99.0%
  (cost $41,815,797)                                          42,163,139
Other assets less liabilities-1.0%                               435,052

NET ASSETS-100%                                             $ 42,598,191


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $4,586,014 or 10.8% of net assets.

     See Notes to Financial Statements.


B-8


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-61.0%
FINANCE-13.3%
BANKING-MONEY CENTER-4.7%
Chase Manhattan Corp.                            19,200     $  1,449,600
Citicorp                                          7,000        1,044,750
                                                             ------------
                                                               2,494,350

BANKING-REGIONAL-2.3%
First Union Corp.                                14,400          838,800
NationsBank Corp.                                 5,400          413,100
                                                             ------------
                                                               1,251,900

BROKERAGE & MONEY MANAGEMENT-0.6%
Morgan Stanley Dean Witter and Co.                3,410          311,589

INSURANCE-1.8%
Conseco, Inc.                                     3,000          140,250
Hartford Life, Inc. Cl.A                          3,600          204,975
PennCorp Financial Group, Inc.                    5,400          110,700
Travelers Group, Inc.                             2,250          136,406
Travelers Property Casualty
  Corp. Cl.A                                      8,300          355,863
                                                             ------------
                                                                 948,194

MORTGAGE BANKING-0.8%
Federal National Mortgage Assn.                   7,100          431,325
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                    223               76
                                                             ------------
                                                                 431,401

MISCELLANEOUS-3.1%
Associates First Capital Corp.
  Cl.A                                            4,400          338,250
Household International, Inc.                    14,400          716,400
MBNA Corp.                                        9,500          313,500
PMI Group, Inc.                                   4,200          308,175
                                                             ------------
                                                               1,676,325
                                                             ------------
                                                               7,113,759

HEALTH CARE-8.0%
BIOTECHNOLOGY-0.7%
Centocor, Inc. (a)                                5,300          192,291
Genzyme Corp. (a)                                 6,300          160,256
                                                             ------------
                                                                 352,547

DRUGS-3.4%
Bristol-Myers Squibb Co.                         11,300        1,298,794
Merck & Co., Inc.                                 3,700          494,875
                                                             ------------
                                                               1,793,669

MEDICAL PRODUCTS-1.2%
Abbott Laboratories                              16,400          670,350

MEDICAL SERVICES-2.7%
Columbia HCA/Healthcare Corp.                    18,050          525,706
PacifiCare Health Systems, Inc. Cl.B (a)          5,400          477,056
United Healthcare Corp.                           7,300          463,550
                                                             ------------
                                                               1,466,312
                                                             ------------
                                                               4,282,878

TECHNOLOGY-7.8%
COMMUNICATIONS EQUIPMENT-0.2%
PairGain Technologies, Inc.                       5,600           97,475

COMPUTER HARDWARE-1.1%
Compaq Computer Corp.                            20,000          567,500

COMPUTER SERVICES-2.3%
Electronic Data Systems Corp.                    10,500          420,000
First Data Corp.                                 24,600          819,488
                                                             ------------
                                                               1,239,488

COMPUTER SOFTWARE-0.6%
Oracle Corp. (a)                                 13,100          321,359

NETWORKING SOFTWARE-1.1%
Cisco Systems, Inc. (a)                           5,300          488,097
FORE Systems, Inc. (a)                            4,600          121,756
                                                             ------------
                                                                 609,853

SEMI-CONDUCTOR COMPONENTS-1.8%
Altera Corp. (a)                                 12,900          380,953
Atmel Corp. (a)                                  21,200          288,850
National Semiconductor Corp. (a)                  1,600           21,100
Xilinx, Inc. (a)                                  7,600          258,638
                                                             ------------
                                                                 949,541

MISCELLANEOUS-0.7%
Solectron Corp. (a)                               8,900          374,356
                                                             ------------
                                                               4,159,572

ENERGY-6.4%
DOMESTIC INTEGRATED-1.6%
USX-Marathon Group                               25,100          861,244

DOMESTIC PRODUCERS-1.2%
Apache Corp.                                     12,400          390,600
Murphy Oil Corp.                                  2,550          129,253
Union Pacific Resources Group, Inc.               5,400           94,837
                                                             ------------
                                                                 614,690

INTERNATIONAL-1.6%
Mobil Corp.                                       1,600          122,600
Texaco, Inc.                                     12,400          740,125
                                                             ------------
                                                                 862,725


B-9


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
OIL SERVICE-1.6%
BJ Services Co. (a)                               3,600     $    104,625
Dresser Industries, Inc.                          7,700          339,281
Halliburton Co.                                   6,600          294,113
Noble Drilling Corp. (a)                          5,700          137,156
                                                             ------------
                                                                 875,175

MISCELLANEOUS-0.4%
AES Corp. (a)                                     4,000          210,250
                                                             ------------
                                                               3,424,084

CONSUMER SERVICES-6.1%
AIRLINES-0.8%
Northwest Airlines Corp. Cl.A (a)                 6,100          235,422
UAL Corp. (a)                                     2,100          163,800
                                                             ------------
                                                                 399,222

APPAREL-0.3%
Nautica Enterprises, Inc. (a)                     6,800          182,750

BROADCASTING & CABLE-0.9%
A.H. Belo Corp. Series A                         18,800          458,250

ENTERTAINMENT & LEISURE-1.4%
Eastman Kodak Co.                                 3,000          219,188
Harley-Davidson, Inc.                             9,400          364,250
Mirage Resorts, Inc. (a)                          8,800          187,550
                                                             ------------
                                                                 770,988

PRINTING & PUBLISHING-0.6%
Donnelley (R.R.) & Sons Co.                       6,800          311,100

RETAIL-GENERAL MERCHANDISE-2.1%
CompUSA, Inc. (a)                                 6,200          111,987
Dayton Hudson Corp.                              11,200          543,200
Federated Department Stores, Inc. (a)             8,100          435,881
Staples, Inc. (a)                                 1,000           28,969
                                                             ------------
                                                               1,120,037
                                                             ------------
                                                               3,242,347

CONSUMER STAPLES-5.8%
COSMETICS-1.2%
Avon Products, Inc.                               8,200          635,500

FOOD-2.6%
Campbell Soup Co.                                 9,400          499,375
General Mills, Inc.                               4,900          335,037
Tyson Foods, Inc. Cl.A                           16,700          362,181
Whitman Corp.                                     9,700          222,494
                                                             ------------
                                                               1,419,087

TOBACCO-2.0%
Philip Morris Cos., Inc.                         20,000          787,500
RJR Nabisco Holdings Corp.                       11,700          277,875
                                                             ------------
                                                               1,065,375
                                                             ------------
                                                               3,119,962

UTILITIES-5.7%
ELECTRIC & GAS UTILITY-2.8%
Allegheny Energy, Inc.                            6,200          186,775
CMS Energy Corp.                                  6,200          272,800
Duke Power Energy Corp.                           1,700          100,725
FPL Group, Inc.                                   9,500          598,500
NIPSCO Industries, Inc.                           4,600          128,800
Pinnacle West Capital Corp.                       2,300          103,500
Texas Utilities Co.                               2,400           99,900
                                                             ------------
                                                               1,491,000

TELEPHONE UTILITY-2.9%
AT&T Corp.                                        6,400          365,600
MCI Communications Corp.                          7,900          458,941
Teleport Communications
  Group, Inc. Cl.A (a)                            5,200          281,937
WorldCom, Inc. (a)                                9,300          449,597
                                                             ------------
                                                               1,556,075
                                                             ------------
                                                               3,047,075

CAPITAL GOODS-3.1%
ELECTRICAL EQUIPMENT-0.7%
General Electric Co.                              3,800          345,800

POLLUTION CONTROL-0.1%
USA Waste Services, Inc. (a)                      1,400           69,125

MISCELLANEOUS-2.3%
Allied-Signal, Inc.                              12,000          532,500
United Technologies Corp.                         7,500          693,750
                                                             ------------
                                                               1,226,250
                                                             ------------
                                                               1,641,175

MULTI INDUSTRY COMPANIES-2.3%
Honeywell, Inc.                                   1,700          142,056
Tyco International, Ltd.                         13,200          831,600
U.S. Industries, Inc.                            10,100          249,975
                                                             ------------
                                                               1,223,631

BASIC INDUSTRIES-1.1%
CHEMICALS-1.0%
Dow Chemical Co.                                  2,000          193,375
Praxair, Inc.                                     7,800          365,138
                                                             ------------
                                                                 558,513

CONTAINERS-0.1%
Sealed Air Corp. (a)                              1,000           36,750
                                                             ------------
                                                                 595,263


B-10


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.9%
AEROSPACE-0.9%
General Dynamics Corp.                            9,700     $    451,050

TRANSPORTATION-0.4%
RAILROAD-0.4%
Canadian Pacific, Ltd. (b)                        3,200           90,800
Union Pacific Corp.                               3,100          136,788
                                                             ------------
                                                                 227,588

CONSUMER MANUFACTURING-0.1%
APPLIANCES-0.1%
Sunbeam Corp.                                     5,200           53,950

Total Common Stocks &
  Other Investments
  (cost $28,336,869)                                          32,582,334


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-31.6%
U.S. Treasury Notes
  4.75%, 8/31/98                                 $2,317     $  2,315,193
  5.50%, 2/15/08                                  1,500        1,499,055
  6.50%, 10/15/06                                 8,900        9,450,643
  7.25%, 8/15/04                                  3,355        3,650,139

Total U.S. Government Obligations
  (cost $16,438,042)                                          16,915,030

SHORT-TERM INVESTMENT-7.3%
TIME DEPOSIT-7.3%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $3,899,000)                     3,899        3,899,000

TOTAL INVESTMENTS-99.9%
  (cost $48,673,911)                                          53,396,364
Other assets less liabilities-0.1%                                40,738

NET ASSETS-100%                                             $ 53,437,102


(a)  Non-income producing security.

(b)  Country of origin--Canada.

     See Notes to Financial Statements.


B-11


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-93.9%
AUSTRALIA-0.3%
Normandy Mining, Ltd.                           250,000     $    204,847

BRAZIL-2.3%
Telecomunicacoes Brasileiras,
  SA (ADR)                                       15,000        1,637,812

CANADA-0.8%
Newcourt Credit Group, Inc.                      11,500          548,214

DENMARK-1.7%
Ratin A/S Series B                                6,000        1,270,835

FINLAND-8.2%
Nokia AB OY Corp.
  Series A                                       60,000        4,417,037
Orion-Yhtymae OY Cl.B                            49,564        1,528,232
                                                             ------------
                                                               5,945,269

FRANCE-6.1%
Sanofi SA                                        14,700        1,728,783
SEITA                                            17,000          770,465
Total, SA Cl.B                                   15,000        1,950,146
Union des Assurances Federales                      100           15,763
                                                             ------------
                                                               4,465,157

GERMANY-6.6%
Adidas AG                                         9,000        1,569,492
Merck KG                                          4,420          198,275
ProSieben Media AG pfd. (a)                      21,985        1,139,814
Volkswagen AG                                     1,500        1,449,721
Wella AG pfd.                                       400          448,030
                                                             ------------
                                                               4,805,332

HONG KONG-2.9%
Cheung Kong Holdings, Ltd.                      120,400          592,055
Dickson Concepts
International, Ltd.                              97,500          135,906
Hong Kong Electric
Holdings, Ltd.                                  100,000          309,757
Hutchison Whampoa, Ltd.                         200,000        1,055,756
                                                             ------------
                                                               2,093,474

ITALY-4.1%
Credito Italiano                                350,000        1,832,982
Telecom Italia SpA                              160,000        1,178,331
                                                             ------------
                                                               3,011,313

JAPAN-14.3%
Bridgestone Corp.                                40,000          948,868
Canon, Inc.                                      28,000          637,883
Daito Trust Construction Co., Ltd.                1,100            8,353
Daiwa Securities Co., Ltd.                      180,000          777,175
Fuji Photo Film Co. (b)                          19,000          663,702
Honda Motor Co. (b)                              35,000        1,250,452
Japan Tobacco, Inc.                                  65          441,419
Nintendo Corp. Ltd.                              10,000          929,341
Orix Corp.                                        7,000          474,362
Rohm Co.                                          9,000          927,533
Sankyo Co., Ltd.                                 10,000          228,539
Sony Corp. (b)                                   12,000        1,037,101
TDK Corp.                                        13,000          963,694
Tokai Bank                                       91,000          502,813
Yamanouchi Pharmaceutical Co., Ltd.              32,000          668,836
                                                             ------------
                                                              10,460,071

MEXICO-1.0%
Coca-Cola Femsa, SA (ADS)                         7,600          132,050
Pan American Beverage, Inc. Cl.A                 20,000          628,750
                                                             ------------
                                                                 760,800

NETHERLANDS-13.4%
Akzo Nobel NV (a)                                18,000        4,004,231
ASM Lithography Holding NV                       30,000          888,451
ING Groep NV                                     40,000        2,621,080
Philips Electronics                              12,000        1,009,470
Wolters Kluwer NV                                 9,295        1,276,676
                                                             ------------
                                                               9,799,908

NORWAY-1.5%
Stolt Comex Seaway, SA                           40,000          772,500
  Cl.A (a)                                       20,000          347,500
                                                             ------------
                                                               1,120,000

SOUTH KOREA-0.0%
SK Telecom Co., Ltd. (ADR)                          729            4,060

SPAIN-3.9%
Tabacalera, SA Series A                          70,000        1,433,323
Telefonica de Espana                             30,000        1,387,023
                                                             ------------
                                                               2,820,346

SWEDEN-2.9%
Astra AB Series A                                60,000        1,226,178
Sparbanken Sverige AB
  Series A                                       10,000          300,903
Volvo AB Series B                                20,000          595,537
                                                             ------------
                                                               2,122,618

SWITZERLAND-10.1%
Ciba Specialty Chemicals AG (a)                  11,000        1,414,680
Nestle, SA                                        1,400        3,000,991
Novartis AG (a)                                   1,000        1,666,777
Zurich Versicherungsgesellschaft                  2,025        1,294,459
                                                             ------------
                                                               7,376,907

UNITED KINGDOM-13.8%
Bank of Scotland                                 90,000        1,008,332
BPB Plc                                         140,000          848,541
Compass Group Plc                               120,000        1,380,508
Diageo Plc                                      189,999        2,252,413
Granada Group Plc                                40,000          736,004


B-12


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Ladbroke Group Plc                              370,000     $  2,032,526
Tomkins Plc                                     190,000        1,031,833
United Assurance Group Plc                       70,000          663,873
United News Media Plc                            10,000          139,921
                                                             ------------
                                                              10,093,951

Total Common & Preferred Stocks
  (cost $59,764,668)                                          68,540,914


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.7%
TIME DEPOSIT -5.7%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $4,211,000)                    $4,211     $  4,211,000

TOTAL INVESTMENTS-99.6%
  (cost $63,975,668)                                          72,751,914
Other assets less liabilities-0.4%              262,927

NET ASSETS-100%                                             $ 73,014,841


(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $2,951,255 have been segregated to collateralized forward exchange currency contracts.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-13


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-83.1%
Associates Corp. of North America
  6.15%, 7/01/98                                 $2,000     $  2,000,000
Bank of America
  5.53%, 8/17/98                                  4,000        3,971,121
Bankers Trust
  5.52%, 9/15/98                                  4,000        3,953,387
Cargill Financial Services Corp.
  5.60%, 7/15/98                                  4,000        3,991,289
Colgate Palmolive Co.
  5.53%, 8/28/98                                  4,000        3,964,362
Dupont (E. I.) de Nemours & Co.
  5.54%, 8/12/98                                  4,000        3,974,147
Ford Motor Credit Corp.
  5.55%, 7/15/98                                  4,000        3,991,367
General Electric Capital Corp.
  5.53%, 9/21/98                                  4,000        3,949,615
General Motors Acceptance Corp.
  5.54%, 8/17/98                                  4,000        3,971,069
General Re Corp.
  5.60%, 7/31/98                                  4,000        3,981,333
Henkel Corp.
  5.52%, 8/11/98                                  3,000        2,981,140
Household Finance Corp.
  5.57%, 7/15/98                                  4,000        3,991,336
Koch Industries
  6.30%, 7/01/98 (a)                              4,000        4,000,000
Merrill Lynch & Co., Inc.
  5.57%, 7/29/98                                  4,000        3,982,671
Morgan Stanley Group, Inc.
  6.25%, 7/01/98                                  3,458        3,458,000
Norwest Corp.
  5.54%, 8/31/98                                  4,000        3,962,451
Prudential Funding Corp.
  6.45%, 7/01/98                                  4,000        4,000,000
Salomon Smith Barney, Inc.
  5.55%, 8/12/98                                  4,000        3,974,100

Total Commercial Paper
  (amortized cost $68,097,388)                                68,097,388

U.S. GOVERNMENT & AGENCY OBLIGATIONS-7.3%
Federal Home Loan Bank
  5.44%, 7/30/98 FRN                              3,000        2,999,817
  5.65%, 3/12/99                                  3,000        3,000,000

Total U.S. Government &
  Agency Obligations
  (amortized cost $5,999,817)                                  5,999,817

CERTIFICATE OF DEPOSIT-4.9%
First Tennessee Bank
  5.57%, 7/30/98
  (amortized cost $4,000,000)                     4,000        4,000,000

PROMISSORY NOTE-4.9%
Goldman Sachs Group LP FRN
  5.66%, 11/24/98 (a)
  (amortized cost $4,000,000)                     4,000        4,000,000

TOTAL INVESTMENTS-100.2%
  (cost $82,097,205)                                          82,097,205
Other assets less liabilities-(0.2%)                            (173,146)

NET ASSETS-100%                                             $ 81,924,059


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1998, the aggregate market value of these securities amounted to $8,000,000 or 9.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-14


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-70.7%
OTHER SOVEREIGN DEBT-29.0%
ARGENTINA-6.0%
Province of Tucuman
  9.45%, 8/01/04 (a)                             $  714     $    662,906
Republic of Argentina Global Bond
  11.375%, 1/30/17                                  250          265,250
                                                             ------------
                                                                 928,156

COLOMBIA-3.1%
Republic of Colombia
  8.625%, 4/01/08                                   500          475,500

MEXICO-4.0%
United Mexican States
  9.875%, 1/15/07                                   600          624,000

RUSSIA-12.5%
Russian IAN FRN
  6.625%, 12/15/15                                1,769          983,415
Russian Ministry of Finance
  12.75%, 6/24/28 (a)                               350          312,812
Russian Principal Loans FRN
  6.625%, 12/15/20 (b)                            1,350          628,965
                                                             ------------
                                                               1,925,192

SOUTH KOREA-3.0%
Republic of Korea
  8.875%, 4/15/08                                   500          458,750

TRINIDAD & TOBAGO-0.4%
Republic of Trinidad & Tobago
  11.75%, 10/03/04                                   50           57,925

Total Other Sovereign Debt
  (cost $5,050,562)                                            4,469,523

NON-COLLATERALIZED BRADY BONDS-33.5%
BRAZIL-14.3%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (c)                              2,019        1,488,839
Republic of Brazil FRN
  6.688%, 4/15/12                                 1,020          712,776
                                                             ------------
                                                               2,201,615

BULGARIA-3.1%
Republic of Bulgaria FLIRB
  2.25%, 7/28/12 (d)                                800          483,040

ECUADOR-5.0%
Republic of Ecuador FRN
  6.625%, 2/27/15 (e)                             1,335          767,742

PANAMA-2.6%
Republic of Panama PDI FRN
  6.562%, 7/17/16 (f)                               521          395,759

PERU-3.8%
Republic of Peru FLIRB
  3.25%, 3/07/17 (a)(d)                             500          281,250
Republic of Peru PDI
  4.00%, 3/07/17 (d)                                500          308,150
                                                             ------------
                                                                 589,400

VENEZUELA-4.7%
Republic of Venezuela
  6.625%, 12/18/07                                  452          369,821
Republic of Venezuela
  FLIRB FRN
  6.625%, 3/31/07                                   429          355,714
                                                             ------------
                                                                 725,535

Total Non-Collateralized Brady Bonds
  (cost $5,474,930)                                            5,163,091

COLLATERALIZED BRADY BONDS-8.2%
ARGENTINA-2.2%
Republic of Argentina Euro
  Par Bonds FRN
  5.75%, 3/31/23                                    460          342,412

BULGARIA-1.5%
Republic of Bulgaria Series A
  Discount FRN
  6.563%, 7/28/24                                   300          229,140

ECUADOR-4.5%
Republic of Ecuador Discount
  Bonds FRN
  6.625%, 2/28/25                                   430          298,850
Republic of Ecuador Par Bonds
  3.50%, 2/28/25                                    750          404,100
                                                             ------------
                                                                 702,950

Total Collateralized Brady Bonds
  (cost $1,298,752)                                            1,274,502

Total Sovereign Debt Obligations
  (cost $11,824,244)                                          10,907,116

CORPORATE DEBT OBLIGATIONS-23.9%
INDUSTRIAL-11.0%
Impsat Corp.
  12.125%, 7/15/03                                  300          309,750
Petroleos Mexicanos
  9.25%, 3/30/18 (a)                              1,500        1,387,500
                                                             ------------
                                                               1,697,250


B-15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TELEPHONE-1.7%
Interamericas Communications
  14.00%, 10/27/07 (a)(g)                          $100     $     99,000
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (a)(h)                            150          167,625
                                                             ------------
                                                                 266,625

TRANSPORTATION-1.0%
Navigator Gas Transport Plc
  10.50%, 6/30/07 (a)                               150          157,125

YANKEE BONDS-10.2%
Cantv Finance Ltd.
  9.25%, 2/01/04                                    500          473,750
Conecel
  14.00%, 5/01/02 (a)                               400          400,000
Fugi Jgb Investment LLC
  9.87%, 12/31/49 (a)(d)                            200          176,065
Innova S de R.L.
  12.875%, 4/01/07 (a)                              500          506,250
Transportacion Maritima
  Mexicana SA
  9.25%, 5/15/03                                     12           11,040
                                                             ------------
                                                               1,567,105

Total Corporate Debt Obligations
  (cost $3,849,773)                                            3,688,105

TOTAL INVESTMENTS-94.6%
  (cost $15,674,017)                                          14,595,221
Other assets less liabilities-5.4%                               829,721

NET ASSETS-100%                                             $ 15,424,942


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998 the aggregate market value of these securities amounted to $4,150,533 or 26.9% of net assets.

(b) Coupon consists of 3.3125% cash payment and 3.3125% paid in kind of Russian IAN'S.

(c)  Coupon consists of 5.0% cash payment and 3.0% paid-in-kind.

(d) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1998.

(e)  Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.

(f)  Coupon consists of 4.00% cash payment and 2.5625% paid-in-kind.

(g)  Security trades with warrants expiring in October 2007.

(h) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-16


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-16.6%
GOVERNMENT OBLIGATIONS-16.6%
Republic of Argentina
  Pensioner-Bocon Pre I FRN
  2.99%, 4/01/01               ARS                  238     $    214,147
  Pensioner-Bocon Pre III FRN
  2.99%, 9/01/02                                     63           51,766
  Supplier-Bocon Pro I FRN
  2.99%, 4/01/07                                  7,638        5,400,980
                                                             ------------
                                                               5,666,893

CANADA-6.5%
GOVERNMENT/AGENCY OBLIGATIONS-6.5%
Government of Canada
  6.50%, 6/01/04               CA$                  850          611,153
Province of British Columbia
  8.00%, 9/08/23                                    400          348,748
Province of Manitoba
  7.75%, 12/22/25                                   450          389,751
Province of Ontario
  8.25%, 12/01/05                                   275          217,806
Province of Quebec
  7.75%, 3/30/06                                    325          249,878
Province of Saskatchewan
  9.60%, 2/04/22                                    400          403,711
                                                             ------------
                                                               2,221,047

MEXICO-23.7%
GOVERNMENT/AGENCY OBLIGATIONS-23.7%
Mexican Treasury Bills (a)
  19.75%, 12/17/98             MXP               30,417        3,043,090
  19.99%, 7/02/98                                 7,369          819,079
  20.18%, 5/06/99                                 7,341          672,244
  20.72%, 3/11/99                                11,567        1,094,314
  21.38%, 8/27/98                                 5,120          550,301
  21.93%, 6/03/99                                21,660        1,952,339
                                                             ------------
                                                               8,131,367

UNITED STATES-52.4%
FEDERAL AGENCY/OBLIGATIONS-2.3%
Federal Home Loan Bank
  7.26%, 9/06/01               US$                  200          208,812
Federal Home Loan Mortgage
  Corp.
  6.13%, 8/19/99                                    150          150,633
Federal National Mortgage
  Association
  5.05%, 11/10/98                                   305          303,999
Government National Mortgage
  Association
  9.00%, 9/15/24                                    111          119,091
                                                             ------------
                                                                 782,535

U.S. GOVERNMENT OBLIGATIONS-20.7%
U.S. Treasury Notes
  6.25%, 10/31/01                                 1,300        1,327,014
  6.50%, 4/30/99                                     85           85,678
  7.00%, 7/15/06                                  2,400        2,620,872
  7.125%, 9/30/99                                   320          326,099
  7.25%, 8/15/04                                  2,500        2,719,925
                                                             ------------
                                                               7,079,588

TIME DEPOSIT-29.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                 10,089       10,089,000
                                                             ------------
                                                              17,951,123

TOTAL INVESTMENTS-99.2%
  (cost $33,684,893)                                          33,970,430
Other assets less liabilities-0.8%                               282,948

NET ASSETS-100%                                             $ 34,253,378


(a)  Interest rate represents annualized yield to maturity at purchase date.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-17


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-90.6%
UNITED STATES INVESTMENTS-81.7%
UTILITIES-56.0%
ELECTRIC & GAS UTILITY-30.3%
AGL Resources, Inc.                               6,100     $    121,238
American Electric Power, Inc.                    16,900          766,837
CINergy Corp.                                    22,100          773,500
CMS Energy Corp.                                 18,400          809,600
Consolidated Edison, Inc.                        24,500        1,128,531
DPL, Inc.                                        21,000          380,625
FPL Group, Inc.                                  15,600          982,800
MarketSpan Corp. (a)                              4,600          137,713
MCN Corp.                                         4,600          114,425
New Jersey Resources Corp.                        4,400          157,025
NIPSCO Industries, Inc.                          36,400        1,019,200
Northwest Natural Gas Co.                         5,250          146,836
People's Energy Corp.                             3,600          139,050
Pinnacle West Capital Corp.                      25,000        1,125,000
Questar Corp.                                     7,000          137,375
                                                             ------------
                                                               7,939,755

TELEPHONE UTILITY-25.0%
Ameritech Corp.                                  19,400          870,575
AT&T Corp.                                       12,560          717,490
Bell Atlantic Corp.                              12,800          584,000
BellSouth Corp.                                   7,400          496,725
Frontier Corp.                                   21,000          661,500
GTE Corp.                                        10,500          584,062
Telephone and Data Systems, Inc.                  6,000          236,250
Teleport Communications Group, Inc.
  Cl.A (a)                                       13,600          737,375
US West Communications Group                     10,800          507,600
WorldCom, Inc.                                   24,000        1,160,250
                                                             ------------
                                                               6,555,827

MISCELLANEOUS-0.7%
Sempra Energy (a)                                 6,165          171,079
                                                             ------------
                                                              14,666,661

CONSUMER SERVICES-14.8%
BROADCASTING & CABLE-9.9%
AirTouch Communications, Inc. Cl.C
  4.25% cv. pfd.                                 10,100          833,250
Comcast Corp. Cl.A                               18,000          730,687
Omnipoint Corp.
  7.00% cv. pfd. (a)(b)                          11,000          522,500
TCI Communications, Inc. Series A
  $2.125 cv. pfd.                                 6,200          516,150
                                                             ------------
                                                               2,602,587

ENTERTAINMENT & LEISURE-4.9%
Cablevision Systems Corp. Series I
  8.50% cv. pfd.                                 20,000        1,278,750
                                                             ------------
                                                               3,881,337

ENERGY-8.7%
DOMESTIC PRODUCERS-3.4%
The Williams Cos., Inc.
  3.50% pfd.                                      4,700          747,300
Washington Gas Light Co.                          5,600          149,800
                                                             ------------
                                                                 897,100

PIPELINES-1.8%
Enron Corp.                                       5,800          313,562
Piedmont Natural Gas Co., Inc.                    5,100          171,488
                                                             ------------
                                                                 485,050

MISCELLANEOUS-3.5%
AES Corp. (a)                                    17,200          904,075
                                                             ------------
                                                               2,286,225

MULTI INDUSTRY COMPANIES-1.3%
Southwest Gas Corp.                               7,000          171,063
Wicor, Inc.                                       7,000          161,875
                                                             ------------
                                                                 332,938

TECHNOLOGY-0.9%
COMMUNICATION EQUIPMENT-0.9%
NTL, Inc. (a)                                     4,172          223,072
Total United States Investments
  (cost $15,493,008)                                          21,390,233

FOREIGN INVESTMENTS-8.9%
BRAZIL-2.5%
Companhia Energetica de
  Minas Gerais (ADR)                              1,958           60,606
Companhia Paranaense de
  Energia-Copel pfd. (ADR)                        4,700           43,475
Companhia Riograndense de
  Telecom pfd.                                  129,000          140,650
Telecomunicacoes Brasileiras,
  SA (ADR)                                        3,800          414,913
                                                             ------------
                                                                 659,644

FINLAND-1.4%
Nokia Corp. (ADR)                                 5,000          362,812

KOREA-0.5%
Korea Electric Power Corp.                        4,020           42,893
SK Telecom Co., Ltd. (ADR)                       15,244           84,795
                                                             ------------
                                                                 127,688

MEXICO-2.3%
Telefonos de Mexico, SA
  Series L (ADR)                                 12,400          595,975


B-18

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PERU-0.5%
Telefonica del Peru, SA
  Cl.B                                           62,000     $    127,694

PHILIPPINES-0.5%
Philippine Long Distance
  Telephone Co. Series III
  3.50% cv. pfd. (ADR)                            6,000          135,750

SWEDEN-1.2%
Ericsson (L.M.) Telephone Co. Cl.B (ADR)         11,200          321,300

Total Foreign Investments
  (cost $2,044,985)                                            2,330,863

Total Common & Preferred Stocks
  (cost $17,537,993)                                          23,721,096


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-9.1%
COMMERCIAL PAPER-9.1%
American Express Co.
  5.95%, 7/02/98                                  1,200        1,199,801
Ford Motor Credit Corp.
  5.61%, 7/06/98                                  1,200        1,199,065

Total Short-Term Investments
  (amortized cost $2,398,866)                                  2,398,866

TOTAL INVESTMENTS-99.7%
  (cost $19,936,859)                                          26,119,962
Other assets less liabilities-0.3%                                66,204

NET ASSETS-100%                                             $ 26,186,166


(a)  Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of this security amounted to $522,500 or 2.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-19


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.1%
FINANCE-26.5%
BANKING-MONEY CENTER-7.3%
American Express Co.                             42,600       $4,856,400
Automatic Common Exchange
  Security Trust II                              25,000          600,000
Chase Manhattan Corp.                            85,840        6,480,920
Citicorp                                         20,000        2,985,000
NationsBank Corp.                                80,600        6,165,900
The Bank of Tokyo-Mitsubishi,
  Ltd. (ADR)                                     59,400          653,400
                                                             ------------
                                                              21,741,620

BANKING-REGIONAL-1.8%
First Union Corp.                                55,000        3,203,750
Newcourt Credit Group, Inc.                      43,000        2,115,063
                                                             ------------
                                                               5,318,813

BROKERAGE & MONEY MANAGEMENT-0.3%
Morgan Stanley, Dean Witter,
  Discover and Co.                               10,600          968,575

INSURANCE-5.7%
Acceptance Insurance Co.                          9,000          221,062
American International Group, Inc.               70,025       10,223,650
Travelers Group, Inc.                           107,499        6,517,127
                                                             ------------
                                                              16,961,839

INVESTMENT COMPANY-2.8%
TCI Ventures Group
  Series A (a)                                  421,700        8,447,178

REAL ESTATE-4.8%
Alexandria Real Estate
  Equities, Inc.                                 50,800        1,520,825
Arden Realty Group, Inc.                         45,600        1,179,900
Entertainment Properties
  Trust                                          56,000        1,022,000
Excel Realty Trust, Inc.                         60,000        1,728,750
Humphrey Hospitality Trust, Inc.                 99,100          997,194
JP Realty, Inc.                                  38,000          895,375
Koger Equity, Inc.                              100,000        2,018,750
Macerich Co.                                     52,500        1,538,906
Prentiss Properties Trust                        14,000          340,375
Spieker Properties, Inc.                         56,000        2,170,000
Starwood Hotels & Resorts                        19,395          937,021
                                                             ------------
                                                              14,349,096

MISCELLANEOUS-3.8%
Associates First Capital Corp.
  Cl. A                                          26,000        1,998,750
MBNA Corp.                                      230,250        7,598,250
PMI Group, Inc.                                  23,000        1,687,625
                                                             ------------
                                                              11,284,625
                                                             ------------
                                                              79,071,746

TECHNOLOGY-25.4%
COMMUNICATION SERVICES-0.8%
Nextel Communications, Inc.
  Cl. A (a)                                     102,000        2,534,063

COMMUNICATIONS EQUIPMENT-4.5%
ADC Telecommunications, Inc. (a)                 56,000        2,045,750
Ericsson (L.M.) Telephone Co.
  Cl.B (ADR) (b)                                 30,000          860,625
Loral Space & Communications (a)                 55,800        1,576,350
PairGain Technologies, Inc.                     147,000        2,558,719
Sterling Commerce, Inc. (a)                     112,789        5,470,266
Tellabs, Inc. (a)                                11,000          787,531
                                                             ------------
                                                              13,299,241

COMPUTER SERVICES-2.9%
Ceridian Corp. (a)                              148,500        8,724,375

COMPUTER SOFTWARE-4.3%
Networks Associates, Inc. (a)                    74,200        3,550,006
Sterling Software, Inc. (a)                     314,200        9,288,538
                                                             ------------
                                                              12,838,544

ELECTRONICS-1.3%
EMC Corp. (a)                                    24,000        1,075,500
Philips Electronics NV                            8,000          680,000
SCI Systems, Inc. (a)                            57,400        2,159,675
                                                             ------------
                                                               3,915,175

MULTIMEDIA-0.7%
Reuters Group Plc (ADR) (c)                      30,213        2,075,255

NETWORKING SOFTWARE-4.9%
Cisco Systems, Inc. (a)                         148,200       13,648,294
Fore Systems, Inc. (a)                           39,000        1,032,281
                                                             ------------
                                                              14,680,575

SEMI-CONDUCTOR COMPONENTS-1.8%
Texas Instruments, Inc.                          84,000        4,898,250
Xilinx, Inc. (a)                                 16,000          544,500
                                                             ------------
                                                               5,442,750

TELECOM SERVICES-0.3%
Electric Lightware, Inc.
  Cl.A (a)                                       77,800          858,231

TELECOMMUNICATIONS-2.0%
Colt Telecom Group Plc
  (ADR) (a)(c)                                   18,500        2,999,312
Millicom International Cellular,
  SA (a)(d)                                      39,500        1,726,891
Telephone and Data Systems, Inc.                 27,900        1,098,563
                                                             ------------
                                                               5,824,766


B-20


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-1.9%
Sanmina Corp. (a)                                84,000    $   3,630,375
Solectron Corp. (a)                              45,300        1,905,431
                                                             ------------
                                                               5,535,806
                                                             ------------
                                                              75,728,781

CONSUMER SERVICES-13.3%
AIRLINES-3.3%
Continental Airlines, Inc.
  Cl.B (a)                                       67,000        4,078,625
Delta Air Lines, Inc.                            27,000        3,489,750
Northwest Airlines Corp.
  Cl.A (a)                                       11,500          443,828
U.S. Airways Group, Inc. (a)                     10,000          792,500
UAL Corp. (a)                                    11,600          904,800
                                                             ------------
                                                               9,709,503

BROADCASTING & CABLE-3.2%
Tele-Communications, Inc.-
  Liberty Media Group
  Cl.A (a)                                      111,055        4,313,793
Viacom, Inc. Cl.B (a)                            90,900        5,294,925
                                                             ------------
                                                               9,608,718

BUSINESS SERVICES-1.9%
Cendant Corp. (a)                               271,050        5,658,169

ENTERTAINMENT & LEISURE-1.0%
Harley-Davidson, Inc.                            17,800          689,750
Royal Caribbean Cruises, Ltd.                    30,200        2,400,900
                                                             ------------
                                                               3,090,650

PRINTING & PUBLISHING-0.8%
Readers Digest Association, Inc.                 90,000        2,317,500

RETAIL-GENERAL MERCHANDISE-3.1%
Home Depot, Inc.                                 49,150        4,082,522
Office Depot, Inc. (a)                           36,000        1,136,250
The Limited, Inc.                               118,300        3,918,687
                                                             ------------
                                                               9,137,459
                                                             ------------
                                                              39,521,999

UTILITIES-7.3%
TELEPHONE UTILITY-7.3%
Telecomunicacoes Brasilieras,
  SA (ADR) (e)                                   22,400        2,445,800
WorldCom, Inc.
  8.00%, cv. pfd.                               397,784       19,230,370
                                                             ------------
                                                              21,676,170

HEALTH CARE-7.1%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
  3.75%, cv. pfd. (a)(f)                          8,000          194,000

DRUGS-4.9%
Bristol-Myers Squibb Co.                         52,000        5,976,750
Merck & Co., Inc.                                47,900        6,406,625
Schering-Plough Corp.                            25,000        2,290,625
                                                             ------------
                                                              14,674,000

MEDICAL PRODUCTS-1.6%
Boston Scientific Corp. (a)                      43,400        3,108,525
Medtronic, Inc.                                  26,200        1,670,250
                                                             ------------
                                                               4,778,775

MEDICAL SERVICES-0.5%
Columbia HCA/Healthcare Corp.                    18,600          541,725
Quest Medical, Inc. (a)                          38,000          358,625
United Healthcare Corp.                          11,000          698,500
                                                             ------------
                                                               1,598,850
                                                             ------------
                                                              21,245,625

ENERGY-5.1%
OIL SERVICE-5.1%
BJ Services Co. (a)                              47,700        1,386,281
Dresser Industries, Inc.                         94,600        4,168,312
Gulf Canada Resources, Ltd. (g)                 619,300        3,057,794
Halliburton Co.                                  56,800        2,531,150
Nabors Industries, Inc. (a)                      27,000          534,938
Noble Drilling Corp. (a)                         96,000        2,310,000
Transocean Offshore, Inc.                        28,000        1,246,000
                                                             ------------
                                                              15,234,475

CAPITAL GOODS-2.9%
MACHINERY-2.9%
Mannesmann AG (h)                                83,025        8,539,820

CONSUMER STAPLES-2.5%
TOBACCO-2.5%
Loews Corp.                                      46,800        4,077,450
Philip Morris Cos., Inc.                         88,000        3,465,000
                                                             ------------
                                                               7,542,450

MULTI INDUSTRY COMPANIES-1.3%
Tyco International, Ltd.                         62,572        3,942,036

CONSUMER MANUFACTURING-1.1%
AUTO & RELATED-1.1%
Republic Industries, Inc. (a)                   134,000        3,350,000

BUSINESS SERVICES-1.1%
BROADCASTING & CABLE-0.7%
CBS Corp.                                        61,400        1,949,450

PRINTING & PUBLISHING-0.4%
News Corp., Ltd. (ADR)                           35,800        1,150,075
                                                             ------------
                                                               3,099,525


B-21


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-0.5%
CONTAINERS-0.5%
Sealed Air Corp. (a)                             40,900    $   1,503,075

Total Common & Preferred Stocks
  (cost $202,376,157)                                        280,455,702

SHORT-TERM INVESTMENTS-6.1%
US GOVERNMENT & AGENCIES-6.0%
Federal Home Loan Mortgage Corp.
  5.45%, 7/20/98                                 $3,000        2,991,371
  5.45%, 8/24/98                                  3,000        2,975,475
  5.85%, 7/01/98                                  9,000        9,000,000
Federal National Mortgage Assn.
  5.45%, 8/14/98                                  3,000        2,980,016
                                                             ------------
                                                              17,946,862

TIME DEPOSIT-0.1%
State Street Cayman Islands
  5.25%, 7/01/98                                    312          312,000

Total Short-Term Investments
  (amortized cost $18,258,862)                                18,258,862

TOTAL INVESTMENTS-100.2%
  (cost $220,635,019)                                        298,714,564
Other assets less liabilities-(0.2%)                           (485,700)

NET ASSETS-100%                                            $ 298,228,864


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--United Kingdom.

(d)  Country of origin--Luxembourg.

(e)  Country of origin--Brazil.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of this security amounted to $194,000 or 0.1% of net assets.

(g)  Country of origin--Canada.

(h)  Country of origin--Germany.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-22


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.2%
ARGENTINA-0.6%
Nortel Inversora, SA
  Series B pfd. (ADR)                             7,400     $    184,075
Telecom Argentina, SA (ADR)                       3,700          110,306
                                                             ------------
                                                                 294,381

AUSTRALIA-3.9%
Amrad Corporation, Ltd. (a)                     140,000          169,465
CSL, Ltd.                                       150,700          977,566
GIO Australia Holdings, Ltd.                    140,000          360,134
TAB Corp. Holdings, Ltd.                         66,500          340,559
TAB Ltd. (a)                                     29,200           43,139
                                                             ------------
                                                               1,890,863

AUSTRIA-6.3%
Austria Mikro Systeme
International AG                                  4,270          289,435
Austria Tabakwerke AG                            20,506        1,142,679
Bank Austria AG                                  14,000        1,137,655
  rights (a)                                     14,000           12,138
Boehler-Uddeholm AG                               2,800          185,159
Premier Telesports (a) (b)                        6,600          119,645
Voest-Alpine Stahl AG                             4,000          160,473
                                                             ------------
                                                               3,047,184

BELGIUM-0.9%
Credit Communal Holding Dexia                     2,920          439,688

BOTSWANA-0.3%
Sechaba Breweries, Ltd.                         120,500          159,708

BRAZIL-7.9%
Banco Estado de Sao Paulo,
  SA pfd. (a)                                 3,500,000          161,934
Bardella Industrias
  Mecanicas, SA pfd.                              1,600          162,539
Celese Centrais Eletricas de
  Santa Catarina, SA pfd.                       315,001          239,679
  pfd. (GDR) (c)                                    750           61,603
Companhia Energetica de
  Minas Gerais (ADR)                              4,405          136,363
Companhia Paranaense de
  Energia-Copel (ADR)                             6,300           58,275
Companhia Paulista de
  Forca e Luz pfd.                            2,000,000          204,072
  Receipts pfd. (a)                               1,591              146
Companhia Riograndense de
  Telecom Cl. A pfd.                            354,782          386,823
Empresa Bandeirant de
  Energia, SA pfd. (a)                          816,000           12,911
Eletropaulo Metropolitana pfd.                  816,000           61,383
Empresa Metropolitana de
  Aguas e Energie,
  SA pfd. (a)                                   816,000              635
Empresa Paulista de
  Transmissao de Energia
  Eletrica, SA pfd. (a)                         816,000            2,886
Espirito Santo Centrais
  Electricas, SA                                    324           19,050
Gerdau, SA pfd.                              19,024,144          263,185
Iven, SA pfd. (b)                               588,100          294,673
Light Particpacoes, SA                          480,000              170
Metalurgica Gerdau, SA (b)                      419,660            9,834
  pfd.                                       11,038,243          352,941
Multicanal Participacoes,
  SA (ADR) (a)                                   15,700           77,519
Petroleo Brasileros, SA (ADR)                     7,500          139,335
Telecomunicacoes Brasileiras,
  SA (ADR)                                        9,650        1,053,659
Telepar Cellular, SA pfd. (a)                   129,000           11,710
Telepar Tel Parana pfd. (a)                     129,000           32,346
  rights, (a)                                     4,359                0
Trikem, SA pfd. (a)                          15,000,000           21,400
Uniao de Bancos Brasileiras,
  SA (GDR)                                        2,300           67,850
                                                             ------------
                                                               3,832,921

COLOMBIA-0.1%
Banco de Colombia
  (GDR) (a)(c)                                    8,400           37,548

CZECH REPUBLIC-1.9%
Ceske Energeticke Zavody
  (GDR) (a)                                       3,000           82,963
Ceske Radiokomunikace
  AS (a)                                          1,340          254,714
  New Shares (a)                                  4,861           92,400
Komercni Banka AS (GDR) (a)                      28,900          358,360
Podnik Vypocetni Techniky (a)                       500           40,485
Tabak AS                                            330           79,584
                                                             ------------
                                                                 908,506

EGYPT-0.7%
Commercial International Bank (GDR)               9,152           97,022
Egyptian Financial & Industrial                   1,900           40,659
Housing Development Bank                          2,200           52,271
Madinet Nasar for Housing &
  Development Bank                                2,000           95,713
Torrah Portland Cement                            4,000           68,890
                                                             ------------
                                                                 354,555

FINLAND-1.4%
Merita, PLC Series A                             62,100          410,144
Outokumpu Oy Cl.A                                22,200          283,522
                                                             ------------
                                                                 693,666

FRANCE-8.9%
Sanofi, SA                                        7,270          854,983
Seita                                            19,630          889,660
SGS-Thomson Microelectronics NV (a)              14,460        1,024,879
Societe Generale                                  2,176          452,426


B-23


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Societe National Elf Aquitaine                    5,660     $    795,772
Union Assurances Federales                        2,070          326,300
                                                             ------------
                                                               4,344,020

GERMANY-4.4%
BHW Holding AG                                   16,350          282,586
Salzgitter AG                                    14,000          183,981
Viag AG                                           1,817        1,251,332
Volkswagen AG                                       440          425,251
                                                             ------------
                                                               2,143,150

GREECE-2.2%
Commercial Bank of Greece                         4,000          297,052
Hellenic Petroleum, SA (a)                       21,000          171,706
Hellenic Telecommunication
  Organization, SA                               11,827          303,536
National Bank Of Greece                           1,080          138,554
Stet Hellas Telecommunications,
  SA (a)                                          2,190           90,748
  (ADR) (a)                                       2,190           91,575
                                                             ------------
                                                               1,093,171

HONG KONG-0.0%
The Guangshen Railway Co.,
  Ltd. (ADR)                                      4,600           31,337

HUNGARY-1.0%
Inter-Europa Bank rights                            838           51,357
Magyar Olaj Gazipare
  Resvenytar                                      4,000          107,935
  (GDR) (c)                                       6,000          160,800
OTP Bank (GDR)                                    3,630          176,055
                                                             ------------
                                                                 496,147

INDIA-1.2%
Industrial Credit & Investment
  Corporation of India,
  Ltd. (GDR) (c)                                 20,900          206,388
Mahanagar Telephone Nigam,
  Ltd. (GDR) (a)                                  8,400           85,260
State Bank of India (GDR) (c)                     1,200           13,800
  (GDS) (c)                                       3,900           44,850
Videsh Sanchar Nigam, Ltd.
  (GDR) (c)                                      21,700          221,340
  (GDS) (a)                                       2,000           20,400
                                                             ------------
                                                                 592,038

INDONESIA-0.2%
PT Tambang Timah (GDR)                           20,000           87,000

ISRAEL-0.7%
Bank Hapoalim, Ltd.                              79,500          240,351
Tadiran, Ltd. (ADR)                               3,800          125,875
                                                             ------------
                                                                 366,226

ITALY-4.7%
Alitalia SpA (a)                                114,800          368,291
ENI SpA                                          73,300          480,622
Instituto Mobilaire Italiano
  SpA                                            28,800          453,862
Instituto Nazionale delle
  Assicurazioni                                 118,300          336,240
Telecom Italia Mobile di Risp
  SpA                                           109,000          368,088
Telecom Italia SpA                               55,169          267,190
                                                             ------------
                                                               2,274,293

JAPAN-5.5%
Daiwa Securities Co., Ltd.                      149,000          643,328
East Japan Railway Co.                               50          235,771
Japan Tobacco, Inc.                                 117          794,554
Nippon Telegraph &
  Telephone, Corp.                                   65          540,609
Nomura Securities Co., Ltd.                      37,000          432,162
                                                             ------------
                                                               2,646,424

JORDAN-0.2%
Arab Potash Co.                                  14,500          121,955

MALAYSIA-0.2%
Telekom Malaysia Berhad                          70,000          118,065

MALTA-0.2%
Maltacom Plc (GDR) (a)                            7,000           98,000

MEXICO-1.6%
ALFA, SA                                         17,400           71,068
Grupo Financiero Banamex,
  Cl.B (a)                                       95,700          186,384
Grupo Financiero Bancrecer,
  SA de CV Cl.B (a)(b)                           75,000            2,504
Grupo Financiero Banorte, SA
  de CV Cl.B (a)                                248,500          276,557
Grupo Financiero GBM Atlantico
  Cl.L (ADR) (a)(b)                               8,400            8,400
Grupo Profesional Planeacion y
  Proyectos, SA Cl.B (a) (b)                      4,800           11,058
Telefonos de Mexico, SA
  Cl.L (ADR)                                      2,500          120,156
Tubos de Acero de Mexico,
  SA (ADR)                                        7,000           89,687
                                                             ------------
                                                                 765,814

NETHERLANDS-5.4%
Akzo Nobel NV                                     6,300        1,401,481
ING Groep NV                                     18,410        1,206,352
                                                             ------------
                                                               2,607,833

NEW ZEALAND-0.1%
Tranz Rail Holdings, Ltd.                        12,800           29,306

NORWAY-0.7%
Christiana Bank OG
  Kreditkasse                                    40,000          167,526
Den Norske Bank                                  36,300          190,392
                                                             ------------
                                                                 357,918

PAKISTAN-0.1%
Hub Power Co., Ltd. (GDR)                         5,000           34,375


B-24


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PEOPLES REPUBLIC OF CHINA-1.0%
Beijing Datang Power
  Generation Co., Ltd.                          442,000     $    124,077
Yanzhou Coal Mining Co.,
  Ltd. Cl. H (a)                                456,000           87,104
Zhejiang Southeast Electric
  Power Co., Ltd. (GDR) (c)                      18,300          253,455
                                                             ------------
                                                                 464,636

PERU-0.8%
Cementos Norte Pacasmayo,
  SA Cl.C                                        93,596          149,754
Explosivios, SA Cl.C (a) (b)                    104,636          115,766
Ferreyros, SA                                    82,300          110,947
                                                             ------------
                                                                 376,467

PHILIPPINES-1.5%
First Philippine Holdings Corp.
  Series B                                      168,540          113,168
International Container Terminal
  Services, Inc. (a)                            299,000           34,059
Manila Electric Co. Series B                    149,300          393,837
Philippine Long Distance
  Telephone Co.                                   7,290          166,079
                                                             ------------
                                                                 707,143

POLAND-1.6%
Bank Polska Kasa Opieki, SA                      10,700          168,770
Banka Przemyslowo Handlowy, SA                    1,400          100,373
Elektrim, SA                                     16,400          199,885
Kredyt Bank, SA
  (GDR) (a)(c)                                    8,000          149,600
Orbis, SA (a)                                    17,886          159,009
                                                             ------------
                                                                 777,637

PORTUGAL-1.2%
Electricidade de Portugal, SA                    25,000          581,528

RUSSIA-1.7%
Gazprom (ADR) (c)                                 6,100           67,100
Lukoil Holdings (ADR)                            10,800          362,880
Nearmedic, Ltd. (a)(b)                           65,000           66,601
JSC Rosneftegazstroy (ADR) (a)                    6,842           33,386
Sberbank of Russia                                1,845          177,120
Sun Brewing, Ltd. (GDR) (a)(c)                   10,400          121,118
                                                             ------------
                                                                 828,205

SLOVAKIA-0.1%
Slovakofarma AS (GDR) (a)                        10,400           57,460

SOUTH AFRICA-0.8%
Iscor, Ltd.                                   2,160,492          408,052

SOUTH KOREA-1.5%
Korea Electric Power Corp.
  (ADR)                                          17,000          121,125
Korean Air Lines                                  2,125            5,479
Pohang Iron & Steel Co., Ltd.                       440           14,672
  (ADR)                                          13,800          165,600
SK Telecom Co., Ltd.                                516          249,318
  (ADR)                                          29,000          161,317
                                                             ------------
                                                                 717,511

SPAIN-5.8%
Aceralia Corporacion
  Siderurgica, SA                                43,600          643,978
Aldeasa, SA                                      14,600          521,734
Empresa Nacional de
  Celulosas, SA                                  21,800          383,828
Repsol, SA                                        6,550          360,923
Tabacalera, SA Cl. A                             21,000          429,997
Telefonica de Espana                             10,000          462,341
                                                             ------------
                                                               2,802,801

SWEDEN-2.4%
Assi Doman AB                                    13,250          385,406
Castellum AB                                     20,900          246,314
Diligentia AB                                    10,400           89,970
Mandamus AB (a)                                     690            4,325
Sparbanken Sverige AB, Cl. A                     14,500          436,309
                                                             ------------
                                                               1,162,324

SWITZERLAND-1.7%
Sair group                                        2,450          807,337

THAILAND-0.4%
PTT Exploration & Production
  Public Co., Ltd. (a)                           24,500          185,782

TURKEY-1.4%
Eregli Demir Ve Celik
  Fabrikalari TAS (a)                           454,000           70,751
Petrokimya Holdings AS                          141,000           76,774
Turkiye Is Bankasi Series C                   3,500,000          141,288
Tupras Turkiye Petrol
  Rafinerileri AS (a)                         1,453,000          234,619
Usas Ucak Servisi AS                             57,000          134,848
                                                             ------------
                                                                 658,280

UNITED KINGDOM-10.5%
Anglian Water Plc                                21,800          305,756
Birkby Plc                                       63,800          162,986
British Energy Plc                              109,000          953,666
Energis Plc (a)                                  92,800        1,414,026
Mersey Docks & Harbor Co.                        37,700          357,858
National Grid Holding Plc                        61,800          416,877
National Power Plc                               48,000          452,021
Powergen Plc                                     16,500          228,114
RJB Mining                                       21,800           44,407
Stagecoach Holdings Plc                          22,100          470,480
Wessex Water Plc                                 35,000          266,484
                                                             ------------
                                                               5,072,675

UNITED STATES-0.2%
Central European Media
Enterprises, Ltd. Cl. A (a)                       4,300           92,853


B-25


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                                 SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
VENEZUELA-0.3%
Compania Anonima Nacional
  Telefonos de Venezuela
  (ADR)                                           5,100     $    127,500
Mercantil Servicios Financieros
  (ADR)                                           5,000           24,610
                                                             ------------
                                                                 152,110

Total Common Stocks & Other Investments
  (cost $42,155,473)                                          45,718,893

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.2%
TIME DEPOSIT-5.2%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $2,500,000)                    $2,500     $  2,500,000

TOTAL INVESTMENTS-99.4%
  (cost $44,655,473)                                          48,218,893
Other assets less liabilities-0.6%                               291,104

NET ASSETS-100%                                             $ 48,509,997


(a)  Non-income producing security.

(b)  Illiquid security-valued at fair market value. (see Note A)

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $1,337,602 or 2.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-26


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-28.4%
UNITED STATES INVESTMENTS-21.1%
FINANCE-4.9%
BANKING-MONEY CENTER-1.8%
BankAmerica Corp.                                 4,000     $    345,750
Chase Manhattan Corp.                             4,000          302,000
                                                             ------------
                                                                 647,750

BROKERAGE & MONEY MANAGEMENT-1.2%
Merrill Lynch & Co., Inc.                         3,000          276,750
Morgan Stanley Dean Witter and Co.                2,000          182,750
                                                             ------------
                                                                 459,500

INSURANCE-1.2%
American International Group, Inc.                2,000          292,000
Travelers Group, Inc.                             2,250          136,406
                                                             ------------
                                                                 428,406

MISCELLANEOUS-0.7%
MBNA Corp.                                        8,000          264,000
                                                             ------------
                                                               1,799,656

CONSUMER SERVICES-4.9%
BROADCASTING & CABLE-1.8%
Cox Communications, Inc.
  Cl.A (a)                                        4,000          193,750
Scripps E.W. Co. Cl.A                             4,000          219,250
Tele-Communications, Inc.-
  Liberty Media Group
  Cl.A (a)                                        6,000          233,062
                                                             ------------
                                                                 646,062

ENTERTAINMENT & LEISURE-1.5%
Harley-Davidson, Inc.                             9,000          348,750
Walt Disney Co.                                   2,000          210,125
                                                             ------------
                                                                 558,875

RETAIL-GENERAL MERCHANDISE-1.6%
Dayton Hudson Corp.                               6,000          291,000
Home Depot, Inc.                                  3,500          290,719
                                                             ------------
                                                                 581,719
                                                             ------------
                                                               1,786,656

HEALTH CARE-3.2%
DRUGS-2.7%
Bristol-Myers Squibb Co.                          5,000          574,688
Merck & Co., Inc.                                 3,000          401,250
                                                             ------------
                                                                 975,938

MEDICAL PRODUCTS-0.5%
Medtronic, Inc.                                   3,000          191,250
                                                             ------------
                                                               1,167,188

TECHNOLOGY-2.9%
COMMUNICATION EQUIPMENT-0.4%
Tellabs, Inc. (a)                                 2,000          143,188

COMPUTER HARDWARE-0.5%
Compaq Computer Corp.                             6,000          170,250

COMPUTER SERVICES-0.5%
First Data Corp.                                  6,000          199,875

COMPUTER SOFTWARE-0.2%
Microsoft Corp. (a)                                 800           86,725

NETWORKING SOFTWARE-0.9%
Cisco Systems, Inc. (a)                           3,500          322,328

SEMI-CONDUCTOR COMPONENTS-0.4%
Altera Corp. (a)                                  2,000           59,063
Intel Corp.                                       1,200           88,912
                                                             ------------
                                                                 147,975
                                                             ------------
                                                               1,070,341

CONSUMER STAPLES-2.4%
COSMETICS-1.2%
Avon Products, Inc.                               2,000          155,000
Gillette Co.                                      2,400          136,050
The Estee Lauder Co., Inc.
  Cl.A                                            2,000          139,375
                                                             ------------
                                                                 430,425

RETAIL-FOOD & DRUG-0.6%
Kroger Co. (a)                                    5,000          214,375

TOBACCO-0.6%
Philip Morris Cos., Inc.                          6,000          236,250
                                                             ------------
                                                                 881,050

ENERGY-1.1%
DOMESTIC PRODUCERS-0.3%
Apache Corp.                                      3,000           94,500

OIL SERVICE-0.8%
Halliburton Co.                                   3,000          133,688
Noble Drilling Corp. (a)                          7,000          168,437
                                                             ------------
                                                                 302,125
                                                             ------------
                                                                 396,625

UTILITIES-0.9%
TELEPHONE UTILITY-0.9%
WorldCom, Inc.                                    7,000          338,406


B-27


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
MULTI INDUSTRY COMPANIES-0.8%
Tyco International, Ltd.                          3,000     $    189,000
U.S. Industries, Inc.                             4,000           99,000
                                                             ------------
                                                                 288,000

Total United States Investments
  (cost $5,815,835)                                            7,727,922

FOREIGN INVESTMENTS-7.3%
BRAZIL-0.3%
Telecomunicacoes Brasileiras,
  SA (ADR)                                          900           98,269

DENMARK-0.3%
Ratin Series B                                      600          127,083

FINLAND-1.4%
Nokia AB OY Corp.
  Series A                                        6,000          441,704
Orion-Yhtymae OY Cl.B                             2,800           86,334
                                                             ------------
                                                                 528,038

FRANCE-0.9%
Sanofi, SA                                        1,000          117,604
SEITA                                             1,400           63,450
Total, SA Cl.B                                    1,100          143,011
                                                             ------------
                                                                 324,065

GERMANY-0.4%
Adidas AG                                           400           69,755
ProSieben Media AG pfd.                           1,500           77,768
                                                             ------------
                                                                 147,523

HONG KONG-0.2%
Cheung Kong Holdings, Ltd.                        5,000           24,587
Hutchison Whampoa, Ltd.                           7,000           36,951
                                                             ------------
                                                                  61,538

JAPAN-0.5%
Canon, Inc.                                       2,000           45,563
Fuji Photo Film                                   2,000           69,863
Honda Motor Co.                                   2,000           71,455
                                                             ------------
                                                                 186,881

NETHERLANDS-1.3%
AKZO Nobel NV (a)                                   700          155,720
ASM Lithography Holding
  NV                                              4,000          118,460
ING Groep NV                                      3,000          196,581
                                                             ------------
                                                                 470,761

SPAIN-0.3%
Telefonica de Espana                              2,000           92,468

SWEDEN-0.1%
Astra AB Series A                                 2,000           40,873

SWITZERLAND-0.9%
Nestle, SA                                          100          214,356
Zurich Versicherungsgesellschaft                    200          127,848
                                                             ------------
                                                                 342,204

UNITED KINGDOM-0.7%
BPB Plc                                          12,000           72,732
Compass Group Plc                                 8,000           92,034
Tomkins Plc                                       8,000           43,446
United News & Media Plc                           3,000           41,976
                                                             ------------
                                                                 250,188

Total Foreign Investments
  (cost $2,234,127)                                            2,669,891

Total Common & Preferred Stocks
  (cost $8,049,962)                                           10,397,813

DEBT OBLIGATIONS-70.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-60.0%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $  386          394,472
  7.00%, 1/01/12                                     81           82,912
Federal Home Loan Mortgage Corp.
  5.44%, 8/24/98                                  2,000        1,983,680
  5.85%, 7/01/98                                  4,900        4,900,000
Federal National Mortgage Assn.
  6.00%, 4/01/11                                    410          406,306
  6.50%, 6/01/11                                    278          279,964
  6.50%, 4/01/12                                    225          226,176
  7.00%, 5/01/26                                    525          532,393
  7.00%, 9/01/27                                    238          241,450
  7.00%, 12/01/27                                   936          949,188
Government National Mortgage Assn.
  6.50%, 3/15/28                                    708          706,005
  7.00%, 2/15/28                                    793          805,776
  7.00%, 5/15/28                                    795          807,978
  7.50%, 3/15/28                                    611          627,922
U.S. Treasury Bond
  6.125%, 11/15/27                                2,620        2,807,487
U.S. Treasury Notes
  6.00%, 8/15/00                                  2,100        2,120,013
  6.25%, 4/30/01                                  1,240        1,263,052
  6.375%, 5/15/99                                 1,395        1,405,030
  6.50%, 8/31/01                                    995        1,022,054
  6.50%, 5/31/02                                    350          361,648
                                                             ------------
                                                              21,923,506


B-28


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-6.9%
BANKING-1.7%
City National Bank California
  6.375%, 1/15/08                                  $625     $    628,375

FINANCIAL-1.3%
Goldman Sachs Group LP
  7.20%, 11/01/06 (b)                               450          482,337

INDUSTRIAL-3.1%
Computer Associates International, Inc.
  6.375%, 4/15/05 (b)                               600          603,461
Time Warner, Inc.
  8.375%, 3/15/23                                   450          527,090
                                                             ------------
                                                               1,130,551

PUBLIC UTILITIES-0.8%
Texas Utilities Co. Series C
  6.375%, 1/01/08                                   300          294,908
                                                             ------------
                                                               2,536,171

YANKEE BONDS-3.9%
Australian Gas Light Co.
  6.40%, 4/15/08 (b)                                545          553,634
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    400          415,283
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                               425          441,095
                                                             ------------
                                                               1,410,012

Total Debt Obligations
  (cost $25,501,782)                                          25,869,689

TOTAL INVESTMENTS -99.2%
  (cost $33,551,744)                                          36,267,502
Other assets less liabilities-0.8%                               290,424

NET ASSETS-100%                                             $ 36,557,926


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $2,080,527 or 5.7% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-29


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-65.7%
UNITED STATES INVESTMENTS-50.9%
CONSUMER SERVICES-12.9%
BROADCASTING & CABLE-4.4%
Cox Communications, Inc. Cl.A (a)                 4,000       $  193,750
Scripps E.W. Co. Cl.A                             5,000          274,063
Tele-Communications, Inc.-
  Liberty Media Group Cl.A (a)                   10,000          388,437
                                                             ------------
                                                                 856,250

ENTERTAINMENT & LEISURE-4.0%
Harley-Davidson, Inc.                            12,000          465,000
Walt Disney Co.                                   3,000          315,187
                                                             ------------
                                                                 780,187

RETAIL-GENERAL MERCHANDISE-4.5%
Dayton Hudson Corp.                               8,000          388,000
Home Depot, Inc.                                  6,000          498,375
                                                             ------------
                                                                 886,375
                                                             ------------
                                                               2,522,812

FINANCE-11.6%
BANKING-MONEY CENTER-4.5%
BankAmerica Corp.                                 4,000          345,750
Chase Manhattan Corp.                             7,000          528,500
                                                             ------------
                                                                 874,250

BROKERAGE & MONEY MANAGEMENT-3.3%
Merrill Lynch & Co., Inc.                         4,000          369,000
Morgan Stanley Dean Witter and Co.                3,000          274,125
                                                             ------------
                                                                 643,125

INSURANCE-2.4%
American International Group, Inc.                2,000          292,000
Travelers Group, Inc.                             3,000          181,875
                                                             ------------
                                                                 473,875

MISCELLANEOUS-1.4%
MBNA Corp.                                        8,000          264,000
                                                             ------------
                                                               2,255,250

HEALTH CARE-6.7%
DRUGS-5.7%
Bristol-Myers Squibb Co.                          5,000          574,688
Merck & Co., Inc.                                 4,000          535,000
                                                             ------------
                                                               1,109,688

MEDICAL PRODUCTS-1.0%
Medtronic, Inc.                                   3,000          191,250
                                                             ------------
                                                               1,300,938

CONSUMER STAPLES-6.1%
COSMETICS-3.0%
Avon Products, Inc.                               2,000          155,000
Gillette Co.                                      3,800          215,412
The Estee Lauder Co., Inc. Cl.A                   3,000          209,063
                                                             ------------
                                                                 579,475

RETAIL-FOOD & DRUG-1.5%
Kroger Co. (a)                                    7,000          300,125

TOBACCO-1.6%
Philip Morris Cos., Inc.                          8,000          315,000
                                                             ------------
                                                               1,194,600

TECHNOLOGY-5.9%
COMMUNICATION EQUIPMENT-0.7%
Tellabs, Inc. (a)                                 2,000          143,188

COMPUTER HARDWARE-0.9%
Compaq Computer Corp.                             6,000          170,250

COMPUTER SERVICES-1.0%
First Data Corp.                                  6,000          199,875

COMPUTER SOFTWARE-0.4%
Microsoft Corp. (a)                                 700           75,884

NETWORKING SOFTWARE-1.9%
Cisco Systems, Inc. (a)                           4,000          368,375

SEMI-CONDUCTOR COMPONENTS-1.0%
Altera Corp. (a)                                  2,800           82,687
Intel Corp.                                       1,500          111,141
                                                             ------------
                                                                 193,828
                                                             ------------
                                                               1,151,400
ENERGY-2.7%
DOMESTIC PRODUCERS-0.3%
Apache Corp.                                      2,000           63,000

OIL SERVICE-2.4%
Halliburton Co.                                   4,000          178,250
Noble Drilling Corp. (a)                         12,000          288,750
                                                             ------------
                                                                 467,000
                                                             ------------
                                                                 530,000

UTILITIES-2.5%
TELEPHONE UTILITY-2.5%
WorldCom, Inc.                                   10,000          483,438

MULTI INDUSTRY COMPANIES-1.6%
Tyco International, Ltd.                          3,400          214,200
U.S. Industries, Inc.                             4,000           99,000
                                                             ------------
                                                                 313,200


B-30


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-0.9%
MISCELLANEOUS-0.9%
United Technologies Corp.                         2,000      $   185,000

Total United States Investments
  (cost $7,584,828)                                            9,936,638

FOREIGN INVESTMENTS-14.8%
BRAZIL-0.6%
Telecomunicacoes Brasileiras, SA (ADR)            1,000          109,188

DENMARK-0.6%
Ratin Series B                                      600          127,083

FINLAND-2.5%
Nokia AB OYJ Corp. Cl. A                          5,000          368,086
Orion-Yhtyma OY Cl.B                              4,200          129,501
                                                             ------------
                                                                 497,587

FRANCE-2.1%
Sanofi, SA                                        1,000          117,604
SEITA                                             2,000           90,643
Total, SA Cl.B                                    1,500          195,015
                                                             ------------
                                                                 403,262

GERMANY-1.0%
Adidas-Salomon AG                                   500           87,194
ProSieben Media AG pfd.                           2,000          103,690
                                                             ------------
                                                                 190,884

HONG KONG-0.3%
Cheung Kong Holdings, Ltd.                        7,000           34,422
Hutchison Whampoa, Ltd.                           6,000           31,672
                                                             ------------
                                                                  66,094

JAPAN-1.0%
Canon, Inc.                                       2,000           45,563
Fuji Photo Film Co.                               2,000           69,863
Honda Motor Co.                                   2,000           71,455
                                                             ------------
                                                                 186,881

NETHERLANDS-2.6%
Akzo Nobel NV (a)                                 1,000          222,457
ASM Lithography Holdings NV                       3,000           88,845
ING Groep NV                                      3,000          196,581
                                                             ------------
                                                                 507,883

SPAIN-0.5%
Telefonica de Espana                              2,000           92,468

SWEDEN-0.5%
Astra AB Series A                                 5,000          102,182

SWITZERLAND-1.2%
Nestle, SA                                           50          107,178
Zurich Versicherungsgesellschaft                    200          127,848
                                                             ------------
                                                                 235,026

UNITED KINGDOM-1.9%
BPB Plc                                          20,000          121,220
Compass Group Plc                                12,000          138,051
Tomkins Plc                                       9,000           48,876
United News & Media Plc                           4,000           55,969
                                                             ------------
                                                                 364,116

Total Foreign Investments
  (cost $2,348,703)                                            2,882,654

Total Common & Preferred Stocks
  (cost $9,933,531)                                           12,819,292

DEBT OBLIGATIONS-17.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-14.0%
Federal Home Loan Mortgage Corp.
  7.00%, 9/01/11                                               6,667,060
Federal National Mortgage Assn.
  6.00%, 4/01/11                                     82           81,261
  6.50%, 1/01/11                                     52           52,838
  6.50%, 5/01/13                                     50           49,792
  7.00%, 12/01/11                                    40           40,675
  7.00%, 5/01/26                                     71           72,405
  7.00%, 3/01/27                                    121          122,398
  7.00%, 12/01/27                                   148          149,871
Government National Mortgage Assn.
  6.50%, 3/15/28                                    184          183,959
  7.00%, 2/15/28                                    148          150,822
  7.50%, 4/15/27                                    118          120,940
U.S. Treasury Bond
  6.125%, 11/15/27                                  390          417,909
U.S. Treasury Notes
  6.375%, 5/15/99                                   390          392,804
  6.50%, 5/31/02                                    810          836,957
                                                             ------------
                                                               2,739,691

CORPORATE DEBT OBLIGATIONS-2.7%
AUTOMOTIVE-0.4%
Federal Mogul Corp.
  7.75%, 7/01/06                                     75           75,000

BANKING-0.4%
Chase Manhattan Corp.
  6.75%, 8/15/08                                     80           82,764

INDUSTRIAL-1.9%
Auburn Hills Trust
  12.00%, 5/01/20                                    50           82,451
Beckman Instruments, Inc.
  7.45%, 3/04/08 (b)                                 40           40,648


B-31


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $ VALUE
-------------------------------------------------------------------------
Coltec Industries, Inc.
  7.50%, 4/15/08 (b)                               $ 60       $   59,700
Iridium LLC/CAP
  10.875%, 7/15/05                                   60           59,850
Time Warner, Inc.
  9.125%, 1/15/13                                   100          123,341
                                                             ------------
                                                                 365,990
                                                             ------------
                                                                 523,754

YANKEE BONDS-1.0%
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    100          103,821
Credit Suisse First Boston
  6.50%, 5/01/08 (b)                                 85           85,977
                                                             ------------
                                                                 189,798

Total Debt Obligations
  (cost $3,404,523)                                            3,453,243

SHORT-TERM DEBT SECURITIES -16.9%
Federal Home Loan Mortgage Corp.
  5.85%, 7/01/98                                                   3,300
  (amortized cost $3,300,000)                                  3,300,000

TOTAL INVESTMENTS -100.3%
  (cost $16,638,054)                                          19,572,535
Other assets less liabilities-(0.3%)                             (67,071)

NET ASSETS-100%                                              $19,505,464


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $186,325 or 1.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-32


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-92.4%
TECHNOLOGY-90.9%
COMMUNICATIONS EQUIPMENT-10.4%
Alcatel Alsthom (ADR) (a)                        50,000      $ 2,034,375
Glenayre Technologies, Inc. (b)                  62,900          680,106
Nokia Corp. (ADR) (c)                            45,400        3,294,337
PairGain Technologies, Inc.                      24,000          417,750
Tellabs, Inc. (b)                                43,600        3,121,488
                                                             ------------
                                                               9,548,056

COMPUTER HARDWARE-10.5%
Apex PC Solutions, Inc. (b)                      30,300          844,613
Compaq Computer Corp.                           122,300        3,470,262
Dell Computer Corp. (b)                          57,800        5,362,756
                                                             ------------
                                                               9,677,631

COMPUTER PERIPHERALS-1.6%
Lexmark International Group, Inc. Cl.A (b)       24,000        1,464,000

COMPUTER SERVICES-14.2%
Computer Sciences Corp.                          35,900        2,297,600
DST Systems, Inc. (b)                            39,625        2,219,000
First Data Corp.                                 57,200        1,905,475
Fiserv, Inc. (b)                                 41,600        1,766,700
Galileo International, Inc.                      21,000          946,313
Gartner Group, Inc. Cl.A (b)                     32,800        1,146,975
Renaissance Worldwide, Inc. (b)                  26,540          578,074
SunGard Data Systems, Inc. (b)                   57,400        2,202,725
                                                             ------------
                                                              13,062,862

COMPUTER SOFTWARE-18.3%
Cadence Design Systems, Inc. (b)                 34,000        1,062,500
HBO & Co.                                        90,000        3,175,313
Health Management Systems, Inc. (b)              61,900          700,244
I2 Technologies, Inc. (b)                         8,000          281,500
Industri-Matematik International Corp. (b)       25,300          277,509
Interplay Entertainment Corp. (b)                33,000          192,844
Intuit, Inc. (b)                                 57,800        3,542,056
J.D. Edwards & Co. (b)                           12,400          532,425
Microsoft Corp. (b)                              16,000        1,734,500
Networks Associates, Inc. (b)                    69,700        3,334,709
Pegasystems, Inc. (b)                            21,000          570,938
PeopleSoft, Inc. (b)                             32,000        1,503,000
                                                             ------------
                                                              16,907,538

NETWORKING SOFTWARE-14.9%
America Online, Inc.                              6,000          636,000
Ascend Communications, Inc. (b)                  14,800          733,062
Bay Networks, Inc. (b)                           30,000          967,500
CIENA Corp. (b)                                  30,500        2,121,656
Cisco Systems, Inc. (b)                          66,600        6,133,444
FORE Systems, Inc. (b)                          100,500        2,660,109
Newbridge Networks Corp. (b)                     21,000          502,688
                                                             ------------
                                                              13,754,459

SEMI-CONDUCTOR CAPITAL EQUIPMENT-3.6%
Amkor Technology, Inc. (b)                       41,100          384,028
Applied Materials, Inc. (b)                      39,300        1,160,578
KLA-Tencor Corp. (b)                             38,000        1,053,313
Teradyne, Inc. (b)                               25,800          690,150
                                                             ------------
                                                               3,288,069

SEMI-CONDUCTOR COMPONENTS-8.7%
Altera Corp. (b)                                 66,100        1,952,016
Cirrus Logic, Inc.                               12,900          143,916
Intel Corp.                                      17,200        1,274,412
PMC-Sierra, Inc. (b)                             23,700        1,109,456
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR) (b)(d)           44,000          742,500
Texas Instruments, Inc.                          26,300        1,533,619
Xilinx, Inc. (b)                                 36,400        1,238,737
                                                             ------------
                                                               7,994,656

MISCELLANEOUS-8.7%
Ingram Micro, Inc. Cl.A (b)                      50,000        2,212,500
Sanmina Corp. (b)                                59,800        2,584,482
Solectron Corp. (b)                              48,500        2,040,031
Tech Data Corp. (b)                              28,500        1,222,828
                                                             ------------
                                                               8,059,841
                                                             ------------
                                                              83,757,112

UTILITIES-1.2%
TELEPHONE UTILITY-1.2%
WorldCom, Inc.                                   22,700        1,097,403

CONSUMER SERVICES-0.3%
MISCELLANEOUS-0.3%
Equifax, Inc.                                     8,000          290,500

Total Common Stocks
  (cost $62,912,346)                                          85,145,015


B-33


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-7.9%
COMMERCIAL PAPER-7.5%
American Express Credit Corp.
  5.57%, 7/02/98                                 $  990      $   989,847
Ford Motor Credit Corp.
  5.62%, 7/06/98                                  2,500        2,498,048
  5.63%, 7/09/98                                    575          574,281
Prudential Funding Corp.
  5.62%, 7/14/98                                  2,780        2,774,358
                                                             ------------
                                                               6,836,534

TIME DEPOSIT-0.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    385          385,000

Total Short-Term Investments
(amortized cost $7,221,534)                                    7,221,534

TOTAL INVESTMENTS-100.3%
  (cost $70,133,880)                                          92,366,549
Other assets less liabilities-(0.3%)                            (235,838)

NET ASSETS-100%                                              $92,130,711


(a)  Country of origin--France

(b)  Non-income producing security.

(c)  Country of origin--Finland.

(d)  Country of origin--Taiwan.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-34


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-74.9%
CONSUMER PRODUCTS & SERVICES-38.3%
ADVERTISING-0.1%
Princeton Video Image, Inc. (a)                  16,100       $   73,456

AIRLINES-4.4%
Alaska Air Group, Inc. (a)                       36,000        1,964,250
America West Airlines, Inc. Cl.B (a)             45,200        1,291,025
Mesa Air Group, Inc. (a)                         58,100          470,247
                                                             ------------
                                                               3,725,522

APPAREL-3.4%
Nautica Enterprises, Inc. (a)                    24,900          669,188
Stride Rite Corp.                                44,100          664,256
Tommy Hilfiger Corp. (a)                         11,800          737,500
Wolverine World Wide, Inc.                       37,900          821,956
                                                             ------------
                                                               2,892,900

BROADCASTING & CABLE-2.1%
Sinclair Broadcast Group, Inc. Cl.A (a)          26,200          751,612
Young Broadcasting Corp. Cl.A (a)                15,100          982,444
                                                             ------------
                                                               1,734,056

BUSINESS SERVICES-2.7%
Carey International, Inc. (a)                    29,600          832,500
FirstService Corp. (a)                            5,400           68,850
Renaissance Worldwide, Inc. (a)                  30,000          653,438
TeleSpectrum Worldwide, Inc. (a)                 81,700          717,428
                                                             ------------
                                                               2,272,216

ENTERTAINMENT & LEISURE-4.6%
Bally Total Fitness Holding Corp. (a)            29,500        1,062,000
Family Golf Centers, Inc. (a)                    15,250          386,016
N2K, Inc. (a)                                    15,600          306,637
Premier Parks, Inc. (a)                          18,200        1,212,575
Signature Resorts, Inc. (a)                      54,400          897,600
                                                             ------------
                                                               3,864,828

FUNERAL SERVICES-0.6%
Carriage Services, Inc. Cl.A (a)                 20,100          505,012

RESTAURANTS & LODGING-1.9%
CapStar Hotel Co. (a)                            34,300          960,400
Florida Panthers Holdings, Inc. Cl.A (a)         32,000          630,000
                                                             ------------
                                                               1,590,400

RETAILING-16.4%
Abercrombie & Fitch Co. Cl.A (a)                 23,100        1,016,400
Avis Rent A Car, Inc. (a)                        25,800          638,550
Brylane, Inc. (a)                                21,300          979,800
Budget Group, Inc. Cl.A (a)                      56,700        1,810,856
Cash America International, Inc.                  6,700          102,175
Circuit City Stores, Inc.- Car
  Max Group (a)                                  97,000          988,188
Furniture Brands International, Inc. (a)         27,200          763,300
Industrie Natuzzi SpA (ADR) (b)                  40,800        1,060,800
Mens Wearhouse, Inc. (a)                         23,850          787,795
Movado Group, Inc.                               18,500          558,469
Pacific Sunwear of California (a)                32,775        1,149,174
Petco Animal Supplies, Inc. (a)                  23,500          470,000
PETsMART, Inc. (a)                               38,700          386,395
Tiffany & Co.                                    31,100        1,492,800
Transport World Entertainment Corp. (a)           7,600          326,325
United Rentals, Inc. (a)                         29,500        1,239,000
                                                             ------------
                                                              13,770,027

MISCELLANEOUS-2.1%
Central Garden & Pet Co. (a)                     16,200          503,213
Century Business Services, Inc. (a)              58,700        1,170,331
Hines Horticulture, Inc. (a)                     11,900          131,272
                                                             ------------
                                                               1,804,816
                                                             ------------
                                                              32,233,233

BASIC INDUSTRIES-10.5%
BUILDING & RELATED-0.4%
Associate Materials, Inc. (a)                    26,200          347,150

METAL HARDWARE-2.4%
Bethlehem Steel Corp. (a)                       161,100        2,003,681

METALS & MINING-0.2%
Royal Oak Mines, Inc. (a)                       242,000          211,750

TEXTILE PRODUCTS-2.9%
Mohawk Industries, Inc. (a)                      66,850        2,118,309
Novel Denim Holdings, Ltd. (a)                   11,500          299,000
                                                             ------------
                                                               2,417,309


B-35


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------------
TRANSPORTATION & SHIPPING-4.6%
Consolidated Freightways Corp. (a)               87,700       $1,222,319
Knightsbridge Tankers, Ltd.                      21,900          584,456
Marine Transport Corp.                           16,100           65,910
OMI Corp. (a)                                   161,000        1,288,000
Teekay Shipping Corp.                            28,000          701,750
                                                             ------------
                                                               3,862,435
                                                             ------------
                                                               8,842,325

TECHNOLOGY-8.9%
COMMUNICATIONS EQUIPMENT-1.1%
Comverse Technology, Inc. (a)                    17,300          897,978

COMPUTER HARDWARE-1.0%
Apex PC Solutions, Inc. (a)                      31,400          875,275

COMPUTER SOFTWARE & SERVICES-3.8%
Checkfree Corp. (a)                              19,500          574,640
DBT Online, Inc. (a)                             35,200          950,400
Insight Enterprises, Inc. (a)                    30,500        1,218,094
Preview Travel, Inc. (a)                         11,700          401,091
QAD, Inc. (a)                                     6,700           60,719
                                                             ------------
                                                               3,204,944

SEMI-CONDUCTOR EQUIPMENT-0.8%
Brooks Automation, Inc. (a)                      24,200          316,113
Photronics, Inc. (a)                             14,500          319,906
                                                             ------------
                                                                 636,019

TELECOMMUNICATIONS-1.9%
Globecomm Systems, Inc. (a)                      13,300          119,700
GST Telecommunications, Inc. (a)                 31,800          458,119
Millicom International Cellular, SA (a)(c)       23,500        1,027,390
                                                             ------------
                                                               1,605,209

MISCELLANEOUS-0.3%
Excalibur Technologies Corp. (a)                 20,100          222,356
Seitel, Inc. (a)                                  2,800           45,325
                                                             ------------
                                                                 267,681
                                                             ------------
                                                               7,487,106

HEALTH CARE-6.3%
BIOTECHNOLOGY-3.3%
Corixa Corp. (a)                                 12,000           82,125
GelTex Pharmaceuticals, Inc. (a)                 63,410        1,184,974
Gensia Sicor, Inc. (a)                           80,100          317,897
MedImmune, Inc. (a)                              19,000        1,189,875
                                                             ------------
                                                               2,774,871

DRUGS, HOSPITAL SUPPLIES &
MEDICAL SERVICES-3.0%
Aradigm Corp. (a)                                32,900          448,263
Physio-Control International Corp. (a)           33,700          887,784
Synetic, Inc. (a)                                12,800          731,200
Veterinary Centers of America, Inc. (a)          26,100          491,822
                                                             ------------
                                                               2,559,069
                                                             ------------
                                                               5,333,940

FINANCIAL SERVICES-5.4%
INSURANCE-0.5%
Reinsurance Group of America, Inc. (a)            8,500          436,156

REAL ESTATE-4.8%
Chelsea GCA Realty, Inc.                         45,500        1,820,000
Glenborough Realty Trust, Inc.                   24,400          643,550
Golf Trust of America, Inc.                      21,700          745,938
Taubman Centers, Inc.                            56,600          806,550
                                                             ------------
                                                               4,016,038

OTHER-0.1%
International Alliance Services, Inc.
  warrants, expiring 1/01/49 (a)                  9,700           95,933
                                                             ------------
                                                               4,548,127

CONSUMER MANUFACTURING-3.0%
AUTO & RELATED-3.0%
Group 1 Automotive, Inc. (a)                     43,700          699,200
Miller Industries, Inc. (a)                      49,350          382,462
Monaco Coach Corp. (a)                           23,800          699,125
United Auto Group, Inc. (a)                      33,600          735,000
                                                             ------------
                                                               2,515,787

ENERGY-2.5%
OIL & GAS SERVICES-2.5%
Oceaneering International, Inc. (a)              31,000          550,250
Parker Drilling Co. (a)                          92,700          654,694
Southern Union Co.                               28,925          932,831
                                                             ------------
                                                               2,137,775

Total Common Stocks & Other Investments
  (cost $57,897,448)                                          63,098,293


B-36


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS-24.3%
U.S. GOVERNMENT & AGENCIES-23.9%
Federal Home Loan Mortgage Corp.
  Zero Coupon, 7/27/98                           $3,000      $ 2,988,127
  5.45%, 8/24/98                                  3,000        2,975,475
  5.48%, 7/27/98                                  3,000        2,988,127
  5.85%, 7/01/98                                  6,200        6,200,000
Federal National Mortgage Assn.
  5.45%, 8/14/98                                  5,000        4,966,694
                                                             ------------
                                                              20,118,423

TIME DEPOSIT-0.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    341          341,000

Total Short-Term Investments
  (amortized cost $20,459,423)                                20,459,423

TOTAL INVESTMENTS-99.2%
  (cost $78,356,871)                                          83,557,716
Other assets less liabilities-0.8%                               700,248

NET ASSETS-100%                                              $84,257,964


(a)  Non-income producing security.

(b)  Country of origin--Italy.

(c)  Country of origin--Luxembourg.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-37


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.2%
REAL ESTATE INVESTMENT TRUSTS-97.2%
APARTMENTS-10.4%
Avalon Bay Communities, Inc.                     17,334      $   658,692
Essex Property Trust, Inc.                       20,100          623,100
Security Capital Pacific Trust                   23,100          519,750
                                                             ------------
                                                               1,801,542

DIVERSIFIED-9.9%
Correctional Properties Trust (a)                15,700          317,925
Excel Legacy Corp. (a)                            7,100           31,284
Glenborough Realty Trust, Inc.                   25,900          683,113
Golf Trust of America, Inc.                      12,400          426,250
Vornado Realty Trust                              6,400          254,000
                                                             ------------
                                                               1,712,572

HOTELS-14.5%
American General Hospitality Corp.               17,500          371,875
Innkeepers USA Trust                             25,600          323,200
Patriot American Hospitality, Inc.               25,300          605,619
Starwood Hotels & Resorts                        18,300          884,118
Sunstone Hotel Investors, Inc.                   25,100          334,144
                                                             ------------
                                                               2,518,956

OFFICE-18.0%
Arden Realty Group, Inc.                         22,800          589,950
Boston Properties, Inc.                           9,100          313,950
Cornerstone Properties, Inc.                     20,500          361,312
Crescent Real Estate Equities Co.                19,400          652,325
Mack-Cali Realty Corp.                           15,200          522,500
SL Green Realty Corp.                            29,800          670,500
                                                             ------------
                                                               3,110,537

OFFICE-INDUSTRIAL MIX-20.7%
Brandywine Realty Trust                          24,600          550,425
Duke Realty Investments, Inc.                    15,000          354,375
Equity Office Properties Trust                   28,400          805,850
Great Lakes REIT, Inc.                           10,800          188,325
Highwoods Properties, Inc.                       17,400          562,238
Reckson Associates Realty Corp.                  21,000          496,125
Reckson Services Industries, Inc. (a)             9,880           33,654
Spieker Properties, Inc.                         15,400          596,750
                                                             ------------
                                                               3,587,742

REGIONAL MALLS-5.8%
Macerich Co.                                     18,500          542,281
Mills Corp.                                      19,200          460,800
                                                             ------------
                                                               1,003,081

SHOPPING CENTERS-8.5%
Entertainment Properties Trust                   18,000          328,500
Excel Realty Trust, Inc.                         11,600          334,225
Pacific Retail Trust Co. (b)                     19,000          247,000
Pan Pacific Retail Properties, Inc.              28,800          558,000
                                                             ------------
                                                               1,467,725

STORAGE-3.7%
Public Storage, Inc.                             23,200          649,600

WAREHOUSE & INDUSTRIAL-5.7%
Cabot Industrial Trust                           18,800          401,850
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                    498              171
Security Capital Industrial Trust                23,600          590,000
                                                             ------------
                                                                 992,021

Total Common Stocks & Other Investments
  (cost $17,401,282)                                          16,843,776

SHORT-TERM INVESTMENT-3.4%
TIME DEPOSIT-3.4%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $585,000)                     $   585          585,000

TOTAL INVESTMENTS-100.6%
  (cost $17,986,282)                                          17,428,776
Other assets less liabilities-(0.6%)                            (107,354)

NET ASSETS-100%                                              $17,321,422


(a)  Non-income producing security.

(b)  Illiquid security valued at fair market value (see Note A).

     See Notes to Financial Statements.


B-38


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.5%
AIRLINES-2.3%
Canadian Airlines Corp.
  10.00%, 5/01/05                                  $300         $304,500

BANKING-2.0%
Fuji Jgb Investment LLC
  9.87%, 12/31/49 (a) (b)                           300          264,098

BUSINESS SERVICES-2.9%
ATC Group Services, Inc.
  12.00%, 1/15/08 (a)                                40           37,000
Employee Solutions, Inc.
  10.00%, 10/15/04                                   50           49,500
United States Office Product Co.
  9.75%, 6/15/08 (a)                                300          297,000
                                                             ------------
                                                                 383,500

CHEMICALS-2.4%
Aqua Chemical, Inc.
  11.25%, 7/01/08 (a)                               300          305,250
Climachem, Inc.
  10.75%, 12/01/07                                   10           10,475
                                                             ------------
                                                                 315,725

COMMUNICATIONS-21.6%
Dobson Wireline Co.
  12.25%, 6/15/08 (a)                               300          292,500
Globalstar LP
  10.75%, 11/01/04                                  110          105,600
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (c)                                50           55,875
Iridium Operating LLC
  10.875%, 7/15/05                                  500          498,750
Long Distance International, Inc.
  12.25%, 4/15/08 (a)                               500          497,500
Nextel Communications, Inc.
  Zero Coupon, 10/31/07 (c)                         500          327,500
Price Communications Wireless
  9.125%, 12/15/06 (a)                              300          300,000
Startec Global Communications
  12.00%, 5/15/08 (a)                               300          292,500
United States Xchange LLC
  15.00%, 7/01/08 (a)                               500          515,000
                                                             ------------
                                                               2,885,225

CONGLOMERATES-2.2%
Wesco Distribution, Inc.
  9.125%, 6/01/08 (a)                               300          297,000

CONSUMER MANUFACTURING-5.3%
Imperial Home Decor Group, Inc.
  11.00%, 3/15/08 (a)                               400          416,000
Samsonite Corp.
  10.75%, 6/15/08 (a)                               300          298,125
                                                             ------------
                                                                 714,125

ELECTRONICS-2.2%
CHS Electronics, Inc.
  9.875%, 4/15/05 (a)                               300          296,250

ENERGY-9.0%
Dailey International, Inc.
  9.50%, 2/15/08                                    575          563,500
Gothic Production Corp.
  11.125%, 5/01/05 (a)                              300          288,750
Northern Offshore ASA
  10.00%, 5/15/05 (a)                               300          288,000
Transamerican Energy Corp.
  11.50%, 6/15/02                                    60           56,100
                                                             ------------
                                                               1,196,350

ENTERTAINMENT & LEISURE-0.1%
Livent, Inc.
  9.375%, 10/15/04                                   10           10,025

FINANCIAL-2.1%
Emergent Group, Inc.
  10.75%, 9/15/04                                   225          165,375
Metris Companies, Inc.
  10.00%, 11/01/04                                   50           52,500
Wilshire Financial Services
Group, Inc.
  13.00%, 8/15/04                                    55           59,400
                                                             ------------
                                                                 277,275

FOOD/BEVERAGES-2.5%
Favorite Brands International, Inc.
  10.75%, 5/15/06 (a)                               300          304,500
Grupo Azucarero Mexico SA de CV
  11.50%, 1/15/05 (a)                                40           34,350
                                                             ------------
                                                                 338,850

HEALTHCARE-0.7%
Packard Bioscience, Inc.
  9.375%, 3/01/07                                   100           97,500

INDUSTRIAL-7.6%
Advanced Accessory Systems
  9.75%, 10/01/07 (a)                               300          302,250
Anchor Lamina, Inc.
  9.875%, 2/01/08                                    75           73,875
Elgar Holdings, Inc.
  9.875%, 2/01/08 (a)                                50           46,750
Marsulex, Inc.
  9.625%, 7/01/08 (a)                               300          304,125
Morris Material Handling, Inc.
  9.50%, 4/01/08 (a)                                300          281,250
                                                             ------------
                                                               1,008,250

MEDIA-4.0%
Perry-Judd, Inc.
  10.625%, 12/15/07 (a)                              25           26,375
Regional Independent Media Group
  10.50%, 7/01/08 (a)                               500          505,000
                                                             ------------
                                                                 531,375


B-39


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

METALS & MINERALS-4.5%
Great Central Mines, Ltd.
  8.875%, 4/01/08 (a)                            $  300      $   296,250
P&L Coal Holdings Corp.
  9.625%, 5/15/08 (a)                               300          309,750
                                                             ------------
                                                                 606,000

METALS & MINING-5.2%
Schuff Steel Co.
  10.50%, 6/01/08 (a)                               400          396,000
Simcala, Inc.
  9.625%, 4/15/06 (a)                               300          296,625
                                                             ------------
                                                                 692,625

PAPER / PACKAGING-1.5%
Plainwell, Inc.
  11.00%, 3/01/08 (a)                               100          101,000
Riverwood International Corp.
  10.875%, 4/01/08                                  100          101,500
                                                             ------------
                                                                 202,500

REAL ESTATE-2.3%
LNR Property Corp.
  9.375%, 3/15/08 (A)                               300          302,250

RETAIL-4.6%
HMV Media Group Plc
  10.25%, 5/15/08 (a)                               300          306,000
Home Interiors & Gifts, Inc.
  10.125%, 6/01/08 (a)                              300          308,250
                                                             ------------
                                                                 614,250

TECHNOLOGY-6.2%
American Mobile Satellite Corp.
  12.25%, 4/01/08 (a)                               300          283,500
Concentric Network Corp.
  12.75%, 12/15/07                                   25           26,562
Telex Communications, Inc.
  10.50%, 5/01/07                                    25           22,625
Viasystems, Inc.
  9.75%, 6/01/07                                    500          496,250
                                                             ------------
                                                                 828,937

TRANSPORTATION-4.3%
American Commercial Lines LLC
  10.25%, 6/30/08 (a)                               300          305,250
Cathay International, Ltd.
  13.00%, 4/15/08 (a)                               300          265,500
                                                             ------------
                                                                 570,750

Total Corporate Debt Obligations
  (cost $12,837,540)                                          12,737,360

PREFERRED STOCK-0.4%
Nextel Communications, Inc.
  11.125%, 2/15/10 (a)
  (cost $49,560)                                      0           52,530

SHORT-TERM INVESTMENT-1.9%
TIME DEPOSIT-1.9%
State Street Bank and Trust Co.
  5.25%, 7/01/98
  (cost $250,000)                                   250          250,000

TOTAL INVESTMENTS-97.8%
  (cost $13,137,100)                                          13,039,890
Other assets less liabilities-2.2%                               292,496

NET ASSETS-100%                                             $ 13,332,386


(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $9,712,478 or 72.8% of net assets.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1998.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     Glossary of Terms
     ADR   - American Depositary Receipts
     ADS   - American Depositary Shares
     FLIRB - Front Load Interest Reduction Bond
     FRN   - Floating Rate Note
     GDR   - Global Depositary Receipts
     GDS   - Global Depositary Shares
     IAN   - Interest Arrears Note
     PDI   - Past Due Interest

     See Notes to Financial Statements.


B-40


STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PREMIER         GLOBAL      GROWTH AND     SHORT-TERM
                                              GROWTH           BOND         INCOME      MULTI-MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------    -----------    -----------    ------------
ASSETS
  Investments in securities, at value
    (cost $591,903,686, $24,542,635,
    $289,758,438 and $6,391,416,
    respectively)                         $814,962,999    $24,603,825   $328,021,002     $6,104,963
  Cash, at value (cost $361, $9,320,
    $366 and $310,
    respectively)                                  361          9,320            366            310
  Dividends receivable                         675,583             -0-       374,796             -0-
  Interest receivable                              656        478,780            143        145,563
  Receivable for investment
    securities sold                                 -0-            -0-     2,214,704             -0-
  Receivable from Adviser                           -0-            -0-            -0-         3,780
  Total assets                             815,639,599     25,091,925    330,611,011      6,254,616

LIABILITIES
  Advisory fee payable                         627,213         13,139        162,824             -0-
  Payable for investment securities
   purchased                                   399,731             -0-     2,097,523             -0-
  Unrealized depreciation on
    forward exchange currency contracts             -0-           706             -0-        31,376
  Accrued expenses                             186,583         13,397         83,119          6,626
  Total liabilities                          1,213,527         27,242      2,343,466         38,002

NET ASSETS                                $814,426,072    $25,064,683   $328,267,545     $6,216,614

COMPOSITION OF NET ASSETS
  Capital stock, at par                        $30,255         $2,235        $15,973           $633
  Additional paid-in capital               577,779,874     24,506,746    263,855,852      7,414,689
  Undistributed net investment income          212,983        387,032      1,772,741         40,935
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions           13,343,647        110,833     24,360,419       (920,687)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities     223,059,313         57,837     38,262,560       (318,956)
                                          $814,426,072    $25,064,683   $328,267,545     $6,216,614
  Shares of capital stock
    outstanding                             30,255,644      2,235,069     15,972,577        632,923
  Net asset value per share                     $26.92         $11.21         $20.55          $9.82


See Notes to Financial Statements.


B-41


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                          U.S. GOVERNMENT/
                                            HIGH GRADE        TOTAL       MONEY
                                            SECURITIES       RETURN     INTERNATIONAL     MARKET
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO       PORTFOLIO
                                          --------------    ---------   -------------    ---------
ASSETS
  Investments in securities, at value
    (cost $41,815,797, $48,673,911,
    $63,975,668 and $82,097,205,
    respectively)                          $42,163,139    $53,396,364    $72,751,914    $82,097,205
  Cash, at value (cost $33, $413,
    $121,439 and $117,913,
    respectively)                                   33            413        123,151        117,913
  Interest receivable                          472,973        281,437            614        144,283
  Dividends receivable                              -0-        39,732        137,606             -0-
  Receivable for investment
    securities sold                                 -0-       235,321        426,317             -0-
  Unrealized appreciation of
    forward exchange currency
    contracts                                       -0-            -0-         7,359             -0-
  Total assets                              42,636,145     53,953,267     73,446,961     82,359,401

LIABILITIES
  Advisory fee payable                          20,593         26,640         40,250         37,805
  Payable for investment securities
    purchased                                       -0-       466,116        333,896             -0-
  Dividends payable                                 -0-            -0-            -0-       374,657
  Accrued expenses                              17,361         23,409         57,974         22,880
  Total liabilities                             37,954        516,165        432,120        435,342

NET ASSETS                                 $42,598,191    $53,437,102    $73,014,841    $81,924,059

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $3,623         $3,147         $4,403        $81,924
  Additional paid-in capital                40,523,453     45,455,931     63,450,511     81,841,606
  Undistributed (overdistributed)
    net investment income                    1,039,030        626,577       (654,618)         1,046
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions              684,743      2,628,994      1,426,498           (517)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                            347,342      4,722,453      8,788,047             -0-
                                           $42,598,191    $53,437,102    $73,014,841    $81,924,059

  Shares of capital stock
    outstanding                              3,622,893      3,146,540      4,403,195     81,924,333
  Net asset value per share                     $11.76         $16.98         $16.58          $1.00


See Notes to Financial Statements.


B-42


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                          GLOBAL DOLLAR   NORTH AMERICAN     UTILITY
                                           GOVERNMENT   GOVERNMENT INCOME    INCOME         GROWTH
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                          ------------  -----------------   ----------     ---------
ASSETS
  Investments in securities, at value
    (cost $15,674,017, $33,684,893,
    $19,936,859 and $220,635,019,
    respectively)                          $14,595,221    $33,970,430    $26,119,962   $298,714,564
  Cash, at value (cost $159,246,
    $31,374, $37,575 and $576,
    respectively)                              159,246         31,344         37,575            576
  Receivable for investment
    securities sold                            384,396         80,584             -0-     1,402,061
  Interest receivable                          302,471        232,856             -0-            46
  Dividends receivable                              -0-            -0-        46,741        290,152
  Deferred organization expenses                 2,791          3,605          2,620          2,410
  Total assets                              15,444,125     34,318,819     26,206,898    300,409,809

LIABILITIES
  Advisory fee payable                           6,436         18,898         18,797        172,788
  Payable for investment securities
    purchased                                       -0-            -0-            -0-     1,928,965
  Accrued expenses                              12,747         46,543          1,935         79,192
  Total liabilities                             19,183         65,441         20,732      2,180,945

NET ASSETS                                 $15,424,942    $34,253,378    $26,186,166   $298,228,864

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $1,226         $2,787         $1,560        $11,858
  Additional paid-in capital                16,016,410     32,785,673     19,594,660    198,666,088
  Undistributed net investment
    income                                     670,942      1,422,218        246,306      1,007,361
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions             (184,290)      (242,068)       160,537     20,464,112
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and
    liabilities                             (1,079,346)       284,768      6,183,103     78,079,445
                                           $15,424,942    $34,253,378    $26,186,166   $298,228,864

  Shares of capital stock
    outstanding                              1,226,388      2,786,886      1,560,020     11,858,536
  Net asset value per share                     $12.58         $12.29         $16.79         $25.15


See Notes to Financial Statements.


B-43


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                           WORLDWIDE      CONSERVATIVE      GROWTH
                                          PRIVATIZATION     INVESTORS      INVESTORS     TECHNOLOGY
                                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                         -------------    -----------      ---------     ----------
ASSETS
  Investments in securities, at value
    (cost $44,655,473, $33,551,744,
    $16,638,054 and $70,133,880,
    respectively)                          $48,218,893    $36,267,502    $19,572,535    $92,366,549
  Cash, at value (cost $287,632,
    $124,939, $0 and $574,
    respectively)                              287,955        124,974             -0-           574
  Dividends receivable                         235,244         14,112         16,287         24,209
  Deferred organization expenses                 2,454          2,646          2,646         11,049
  Interest receivable                              203        224,909         29,571             56
  Receivable for investment
    securities sold                                 -0-            -0-            -0-       437,688
  Total assets                              48,744,749     36,634,143     19,621,039     92,840,125

LABILITIES
  Due to custodian                                  -0-            -0-        60,225             -0-
  Payable for investment securities
    purchased                                  165,504             -0-            -0-       618,000
  Advisory fee payable                          19,557         17,872          6,842         68,256
  Accrued expenses                              49,691         58,345         48,508         23,158
  Total liabilities                            234,752         76,217        115,575        709,414

NET ASSETS                                 $48,509,997    $36,557,926    $19,505,464    $92,130,711

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $3,192         $2,756         $1,294         $6,132
  Additional paid-in capital                42,246,711     32,830,312     16,067,077     69,376,873
  Undistributed (overdistributed)
    net investment income                      569,091        616,895        147,020       (147,857)
  Accumulated net realized gain
    on investments and
    foreign currency transactions            2,127,084        392,275        355,638        662,894
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                          3,563,919      2,715,688      2,934,435     22,232,669
                                           $48,509,997    $36,557,926    $19,505,464    $92,130,711

  Shares of capital stock
    outstanding                              3,192,469      2,755,506      1,293,818      6,131,713
  Net asset value per share                     $15.20         $13.27         $15.08         $15.03


See Notes to Financial Statements.


B-44


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                         REAL ESTATE
                                                               QUASAR     INVESTMENT     HIGH-YIELD
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           ----------    -----------     ----------
ASSETS
  Investments in securities, at value
    (cost $78,356,871, $17,986,282 and
    $13,137,100, respectively)                            $83,557,716    $17,428,776    $13,039,890
  Cash, at value (cost $671, $885 and $1,982,
    respectively)                                                 671            885          1,982
  Receivable for investment securities sold                   696,042         34,881        104,337
  Dividends receivable                                        100,017        132,902             -0-
  Deferred organization expenses                               16,180         14,109             -0-
  Interest receivable                                              49             85        201,871
  Total assets                                             84,370,675     17,611,638     13,348,080

LIABILITIES
  Advisory fee payable                                         50,958          6,440          6,495
  Payable for investment securities purchased                  35,788        240,190             -0-
  Accrued expenses                                             25,965         43,586          9,199
  Total liabilities                                           112,711        290,216         15,694

NET ASSETS                                                $84,257,964    $17,321,422    $13,332,386

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $6,328         $1,533         $1,195
  Additional paid-in capital                               75,872,338     17,299,903     12,965,832
  Undistributed net investment income                          37,000        450,493        285,415
  Accumulated net realized gain on investment
    transactions                                            3,041,453        126,999        177,154
  Net unrealized appreciation (depreciation) of
    investments                                             5,200,845       (557,506)       (97,210)
                                                          $84,257,964    $17,321,422    $13,332,386

  Shares of capital stock
    outstanding                                             6,328,037      1,533,299      1,195,112
  Net asset value per share                                    $13.32         $11.30         $11.16


See Notes to Financial Statements.


B-45


STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                         SHORT-TERM
                                              PREMIER         GLOBAL     GROWTH AND        MULTI-
                                              GROWTH           BOND         INCOME         MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------    -----------   -----------     ----------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $57,643, $0,
    $1,267 and $0, respectively)          $  2,863,527   $         -0-  $  2,483,369   $         -0-
  Interest                                     678,205        626,933        360,258        228,141
  Total investment income                    3,541,732        626,933      2,843,627        228,141

EXPENSES
  Advisory fee                               3,200,706         75,773        905,109         17,714
  Printing                                      89,999          1,605         34,597            873
  Custodian                                     61,079         31,724         48,464         32,397
  Audit and legal                               59,074          2,776         23,769            812
  Transfer agency                                  514            440            458            526
  Directors' fees                                  391            643            660            793
  Administrative fee                                -0-            -0-        21,811             -0-
  Miscellaneous                                  4,308            383          1,413            476
  Total expenses                             3,416,071        113,344      1,036,281         53,591
  Less: expense reimbursement                 (240,762)        (3,662)            -0-       (23,485)
  Net expenses                               3,175,309        109,682      1,036,281         30,106
  Net investment income                        366,423        517,251      1,807,346        198,035

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                 20,958,666         47,933     24,585,084         (7,860)
  Net realized gain (loss) on foreign
    currency transactions                           -0-        81,150           (105)       217,759
  Net change in unrealized
    appreciation (depreciation) of
    investments                            132,949,090        173,586      9,896,293         (5,538)
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-      (124,561)           (15)      (189,453)
  Net gain on investments                  153,907,756        178,108     34,481,257         14,908

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $154,274,179   $    695,359   $ 36,288,603   $    212,943


See Notes to Financial Statements.


B-46


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         U.S. GOVERNMENT/
                                            HIGH GRADE        TOTAL          MONEY
                                            SECURITIES       RETURN      INTERNATIONAL      MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ---------------    ---------     ------------    ---------
INVESTMENT INCOME
  Interest                                $  1,207,400   $    560,673   $     58,133   $  2,281,465
  Dividends (net of foreign tax
    withheld of $0, $81, $99,316
    and $0, respectively)                           -0-       267,358        728,518             -0-
  Total investment income                    1,207,400        828,031        786,651      2,281,465

EXPENSES
  Advisory fee                                 117,198        149,683        331,793        201,300
  Custodian                                     31,418         32,353         69,929         35,186
  Printing                                       2,879          5,594          8,273          5,857
  Audit and legal                                1,892          5,697          6,324          6,250
  Directors' fees                                  672            756          1,061            754
  Transfer agency                                  327            481            428            572
  Administrative fee                                -0-            -0-            -0-        12,190
  Miscellaneous                                    576            395            868          1,477
  Total expenses                               154,962        194,959        418,676        263,586
  Less: expense reimbursement                       -0-            -0-      (103,073)            -0-
  Net expenses                                 154,962        194,959        315,603        263,586
  Net investment income                      1,052,438        633,072        471,048      2,017,879

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                               695,983      2,663,792        923,992            124
  Net realized gain (loss) on foreign
    currency transactions                         (723)            (8)     1,124,005             -0-
  Net change in unrealized
    appreciation (depreciation) of
    investments                               (314,303)     1,213,374      7,931,693             -0-
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-            -0-      (684,727)            -0-
  Net gain on investments                      380,957      3,877,158      9,294,963            124

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $  1,433,395   $  4,510,230   $  9,766,011   $  2,018,003


See Notes to Financial Statements.


B-47


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                              NORTH
                                               GLOBAL       AMERICAN
                                               DOLLAR      GOVERNMENT       UTILITY
                                             GOVERNMENT      INCOME          INCOME         GROWTH
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             ----------    -----------      ---------      ---------
INVESTMENT INCOME
  Interest                                $    754,931   $  1,610,056   $     62,077   $    312,940
  Dividends (net of foreign tax
    withheld of $0, $0, $2,824
    and $18,693, respectively)                      -0-            -0-       299,775      1,787,754
  Total investment income                      754,931      1,610,056        361,852      2,100,694

EXPENSES
  Advisory fee                                  60,336        107,234         86,392        988,896
  Custodian                                     28,061         57,754         25,530         46,599
  Audit and legal                                2,887          6,550          3,759         21,040
  Amortization of organization
    expenses                                     1,658          2,139          1,517            992
  Printing                                       1,408          6,617          1,832         27,415
  Directors' fees                                  736            682            391            660
  Transfer agency                                  470            486            460            484
  Administrative fee                                -0-            -0-            -0-        21,799
  Miscellaneous                                    200            895            412          1,853
  Total expenses                                95,756        182,357        120,293      1,109,738
  Less: expense reimbursement                  (19,330)       (39,141)       (10,892)            -0-
  Net expenses                                  76,426        143,216        109,401      1,109,738
  Net investment income                        678,505      1,466,840        252,451        990,956

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                   (177,545)       164,350        165,717     20,502,391
  Net realized gain (loss) on foreign
    currency transactions                           -0-      (392,367)           131        (28,709)
  Net change in unrealized
    appreciation (depreciation) of
    investments                             (1,006,861)      (623,758)     1,845,018     24,222,823
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-        (4,481)             2            (99)
  Net gain (loss) on investments            (1,184,406)      (856,256)     2,010,868     44,696,406

NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                                $   (505,901)  $    610,584   $  2,263,319   $ 45,687,362


See notes to financial statements.


B-48


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE      GROWTH
                                          PRIVATIZATION    INVESTORS      INVESTORS     TECHNOLOGY
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $112,079,
    $8,539, $9,505 and
    $7,016, respectively)                 $    821,355   $     65,905   $     83,364   $     75,964
  Interest                                      65,430        720,255        162,174        188,550
  Total investment income                      886,785        786,160        245,538        264,514

EXPENSES
  Advisory fee                                 229,437        125,337         67,692        397,453
  Custodian                                     95,744         64,881         77,474         31,074
  Audit and legal                                5,084          3,614          3,089          7,117
  Printing                                       4,084          3,543          2,480          7,685
  Amortization of organization
    expenses                                       992            992            992          2,130
  Directors' fees                                  777          1,721            619            865
  Transfer agency                                  514            529            307            497
  Miscellaneous                                    128          1,493            202            954
  Total expenses                               336,760        202,110        152,855        447,775
  Less: expense reimbursement                 (118,794)       (43,350)       (67,112)       (70,194)
  Net expenses                                 217,966        158,760         85,743        377,581
  Net investment income (loss)                 668,819        627,400        159,795       (113,067)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                             2,300,455        431,228        392,627      3,204,514
  Net realized gain (loss) on foreign
    currency transactions                        5,087        (13,197)        (9,239)            -0-
  Net change in unrealized
    appreciation of investments              2,664,283      1,522,473      1,858,330     16,841,420
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                       5,261            460             60             -0-
  Net gain on investments                    4,975,086      1,940,964      2,241,778     20,045,934

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $  5,643,905   $  2,568,364   $  2,401,573   $ 19,932,867


See Notes to Financial Statements.


B-49


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                        REAL ESTATE
                                                           QUASAR       INVESTMENT     HIGH-YIELD
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                         ------------   ------------   ------------
INVESTMENT INCOME
  Interest                                               $    286,088   $     15,039   $    322,026
  Dividends (net of foreign tax
    withheld of $5,486, $0
    and $0, respectively)                                     199,644        460,041             -0-
  Total investment income                                     485,732        475,080        322,026

EXPENSES
  Advisory fee                                                353,886         67,786         25,918
  Custodian                                                    49,820         38,064         14,734
  Audit and legal                                              11,886          3,127          2,302
  Printing                                                      9,404          1,228            196
  Amortization of organization
    expenses                                                    2,587          1,982             -0-
  Directors' fees                                                 631            668            685
  Transfer agency                                                 422            528            483
  Miscellaneous                                                 1,100            397            813
  Total expenses                                              429,736        113,780         45,131
  Less: expense reimbursement                                 (93,544)       (42,229)       (12,301)
  Net expenses                                                336,192         71,551         32,830
  Net investment income                                       149,540        403,529        289,196

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment
    transactions                                            3,856,466        152,603        176,910
  Net change in unrealized
    appreciation (depreciation)
    of investments                                          4,973,491     (1,589,967)      (108,768)
  Net gain (loss) on investments                            8,829,957     (1,437,364)        68,142

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                          $  8,979,497   $ (1,033,835)  $    357,338


See Notes to Financial Statements.


B-50


STATEMENTS OF CHANGES
IN NET ASSETS                            ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  PREMIER GROWTH PORTFOLIO                  GLOBAL BOND PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                           SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 1998        DECEMBER 31,      JUNE 30, 1998         DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     366,423       $     595,531       $     517,251       $     934,603
  Net realized gain (loss) on
    investments and foreign
    currency transactions                       20,958,666          (6,667,622)            129,083            (551,283)
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                            132,949,090          72,666,731              49,025            (187,415)
  Net increase in net assets from
    operations                                 154,274,179          66,594,640             695,359             195,905

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (748,382)           (324,686)           (359,373)           (945,935)
  Net realized gain on investments                      -0-                 -0-           (126,325)           (219,946)

CAPITAL STOCK TRANSACTIONS
  Net increase                                 188,574,170         309,621,843           2,660,677           5,047,231
  Total increase                               342,099,967         375,891,797           2,870,338           4,077,255

NET ASSETS
  Beginning of year                            472,326,105          96,434,308          22,194,345          18,117,090
  End of period (including
    undistributed net investment
    income of $212,983, $594,942,
    $387,032 and $229,154,
    respectively)                            $ 814,426,072       $ 472,326,105       $  25,064,683       $  22,194,345


See Notes to Financial Statements.


B-51


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                GROWTH AND INCOME PORTFOLIO          SHORT-TERM MULTI-MARKET PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $   1,807,346       $   2,195,334       $     198,035       $     395,342
  Net realized gain on investments
    and foreign currency
    transactions                                24,584,979          27,935,671             209,899             111,719
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              9,896,278          15,634,977            (194,991)           (181,535)
  Net increase in net assets from
    operations                                  36,288,603          45,765,982             212,943             325,526

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (2,226,956)         (1,272,246)           (630,815)           (412,899)
  Net realized gain on investments             (28,160,219)         (9,150,387)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       72,164,522          88,128,841             145,054            (535,499)
  Total increase (decrease)                     78,065,950         123,472,190            (272,818)           (622,872)

NET ASSETS
  Beginning of year                            250,201,595         126,729,405           6,489,432           7,112,304
  End of period (including
    undistributed net investment
    income of $1,772,741,
    $2,192,351, $40,935 and
    $473,715, respectively)                  $ 328,267,545       $ 250,201,595       $   6,216,614       $   6,489,432


See Notes to Financial Statements.


B-52


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                U.S. GOVERNMENT/HIGH GRADE
                                                    SECURITIES PORTFOLIO                  TOTAL RETURN PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $   1,052,438       $   1,860,009       $     633,072       $     822,012
  Net realized gain on investments
    and foreign currency
    transactions                                   695,260             242,976           2,663,784           3,789,362
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                               (314,303)            558,819           1,213,374           1,754,576
  Net increase in net assets from
    operations                                   1,433,395           2,661,804           4,510,230           6,365,950

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,873,533)         (1,409,036)           (828,887)           (480,826)
  Net realized gain on investments                (214,996)            (54,796)         (3,824,312)         (1,019,434)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   7,055,547           5,849,902          10,660,102          12,178,929
  Total increase                                 6,400,413           7,047,874          10,517,133          17,044,619

NET ASSETS
  Beginning of year                             36,197,778          29,149,904          42,919,969          25,875,350
  End of period (including
    undistributed net investment
    income of $1,039,030,
    $1,860,125, $626,577
    and $822,392, respectively)              $  42,598,191       $  36,197,778       $  53,437,102       $  42,919,969


See Notes to Financial Statements.


B-53


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                 INTERNATIONAL PORTFOLIO                  MONEY MARKET PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     471,048       $     478,040       $   2,017,879       $   3,452,183
  Net realized gain (loss) on
    investments and foreign
    currency transactions                        2,047,997           1,303,323                 124                (298)
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                                  7,246,966             116,846                  -0-                 -0-
  Net increase in net assets from
    operations                                   9,766,011           1,898,209           2,018,003           3,451,885

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,367,666)           (523,610)         (2,017,879)         (3,452,183)
  Net realized gain on investments              (2,040,979)           (836,368)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   5,947,077          15,848,071          14,340,114           2,814,828
  Total increase                                12,304,443          16,386,302          14,340,238           2,814,530

NET ASSETS
  Beginning of year                             60,710,398          44,324,096          67,583,821          64,769,291
  End of period (including
    undistributed/(distributions in
    excess of net investment income)
    net investment income of
    $(654,618), $242,000, $1,046
    and $1,046, respectively)                $  73,014,841       $  60,710,398       $  81,924,059       $  67,583,821


See Notes to Financial Statements.


B-54


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                        NORTH AMERICAN GOVERNMENT
                                            GLOBAL DOLLAR GOVERNMENT PORTFOLIO              INCOME PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     678,505       $   1,020,022       $   1,466,840       $   2,088,881
  Net realized gain (loss) on
    investments and foreign
    currency transactions                         (177,545)            739,413            (228,017)            292,939
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                             (1,006,861)           (463,672)           (628,239)           (243,915)
  Net increase (decrease) in
    net assets from operations                    (505,901)          1,295,763             610,584           2,137,905

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,020,590)           (489,948)         (2,126,978)         (1,103,754)
  Net realized gain on investments                (745,193)           (742,125)           (285,326)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   2,318,182           6,467,348           5,548,597          12,776,700
  Total increase                                    46,498           6,531,038           3,746,877          13,810,851

NET ASSETS
  Beginning of year                             15,378,444           8,847,406          30,506,501          16,695,650
  End of period (including
    undistributed net investment
    income of $670,942,
    $1,013,027, $1,422,218 and
    $2,082,356, respectively)                $  15,424,942       $  15,378,444       $  34,253,378       $  30,506,501


See Notes to Financial Statements.


B-55


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                 UTILITY INCOME PORTFOLIO                  GROWTH PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE IN NET
ASSETS FROM OPERATIONS
  Net investment income                      $     252,451       $     462,850       $     990,956       $     687,639
  Net realized gain on investments
    and foreign currency
    transactions                                   165,848             258,014          20,473,682          15,669,717
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                       1,845,020           3,238,860          24,222,724          33,639,619
  Net increase in net assets from
    operations                                   2,263,319           3,959,724          45,687,362          49,996,975

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (467,584)           (289,532)           (667,879)           (265,892)
  Net realized gain on investments                (217,903)                 -0-        (15,606,121)         (6,564,799)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   4,261,328           1,820,021          32,940,517          54,020,810
  Total increase                                 5,839,160           5,490,213          62,353,879          97,187,094

NET ASSETS
  Beginning of year                             20,347,006          14,856,793         235,874,985         138,687,891
  End of period (including
    undistributed net investment
    income of $246,306,
    $461,439, $1,007,361 and
    $684,284, respectively)                  $  26,186,166       $  20,347,006       $ 298,228,864       $ 235,874,985


See Notes to Financial Statements.


B-56


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                             WORLDWIDE PRIVATIZATION PORTFOLIO        CONSERVATIVE INVESTORS PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     668,819       $     569,265       $     627,400       $     983,136
  Net realized gain on investments
    and foreign currency
    transactions                                 2,305,542           2,030,990             418,031           1,295,033
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              2,669,544            (439,024)          1,522,933             469,660
  Net increase in net assets from
    operations                                   5,643,905           2,161,231           2,568,364           2,747,829

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (602,038)           (348,486)           (983,527)           (608,412)
  Net realized gain on investments              (2,230,552)           (421,270)         (1,277,810)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   3,880,717          21,619,677           6,054,518           6,327,771
  Total increase                                 6,692,032          23,011,152           6,361,545           8,467,188

NET ASSETS
  Beginning of year                             41,817,965          18,806,813          30,196,381          21,729,193
  End of period (including
    undistributed net investment
    income of $569,091,
    $502,310, $616,895 and
    $973,022, respectively)                  $  48,509,997       $  41,817,965       $  36,557,926       $  30,196,381


See Notes to Financial Statements.


B-57


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                GROWTH INVESTORS PORTFOLIO                TECHNOLOGY PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)               $     159,795       $     226,698       $    (113,067)      $      84,919
  Net realized gain (loss) on
    investments and foreign
    currency transactions                          383,388           1,347,406           3,204,514          (2,186,460)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                       1,858,390             334,892          16,841,420           3,331,455
  Net increase in net assets from
    operations                                   2,401,573           1,908,996          19,932,867           1,229,914

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (214,940)           (180,480)           (121,060)           (141,660)
  Net realized gain on investments              (1,371,580)           (200,739)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   2,090,501           4,362,797           3,079,071          40,068,148
  Total increase                                 2,905,554           5,890,574          22,890,878          41,156,402

NET ASSETS
  Beginning of year                             16,599,910          10,709,336          69,239,833          28,083,431
  End of period (including
    undistributed net investment
    income/(distributions in excess
    of net investment income, of
    $147,020, $202,165, $(147,857)
    and $86,270, respectively)               $  19,505,464       $  16,599,910       $  92,130,711       $  69,239,833


See Notes to Financial Statements.


B-58


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                     QUASAR PORTFOLIO                REAL ESTATE INVESTMENT PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED      PERIOD ENDED
                                             JUNE 30, 1998        DECEMBER 31,      JUNE 30, 1998        DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)          1997 (A)
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     149,540       $      59,268       $     403,529       $     287,942
  Net realized gain on investment
    transactions                                 3,856,466           5,195,196             152,603              79,169
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              4,973,491              79,213          (1,589,967)          1,032,461
  Net increase (decrease) in net
    assets from operations                       8,979,497           5,333,677          (1,033,835)          1,399,572

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (58,060)            (22,104)           (240,978)                 -0-
  Net realized gain on investments              (6,038,261)                 -0-           (104,773)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                  22,097,620          45,123,778           5,006,951          12,294,485
  Total increase                                24,980,796          50,435,351           3,627,365          13,694,057

NET ASSETS
  Beginning of period                           59,277,168           8,841,817          13,694,057                  -0-
  End of period (including
    undistributed net investment
    income of $137,000,
    $45,520, $450,493 and
    $287,942, respectively)                  $  84,257,964       $  59,277,168       $  17,321,422       $  13,694,057


(a)  Commencement of operations, January 9, 1997.

     See Notes to Financial Statements.


B-59


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   HIGH-YIELD PORTFOLIO
                                           -------------------------------------
                                            SIX MONTHS ENDED     PERIOD ENDED
                                             JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)           1997 (A)
                                           -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     289,196       $       7,694
  Net realized gain on
    investment transactions                        176,910                 244
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                               (108,768)             11,558
  Net increase in net assets
    from operations                                357,338              19,496

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (11,475)                 -0-
  Net realized gain on investments                      -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                  11,845,168           1,121,859
  Total increase                                12,191,031           1,141,355

NET ASSETS
  Beginning of period                            1,141,355                  -0-
  End of period (including
    undistributed net investment
    income of $285,415 and
    $7,694, respectively)                    $  13,332,386       $   1,141,355


(a)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-60


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio, Real Estate Investment Portfolio and High-Yield Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO--seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO--seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies, (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation substantially all of the Portfolios' assets will be invested in high yield, high risk securities that are low-rated (i.e. below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer capacity to pay interest and repay principal.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the states of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies



B-61


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communication equipment and services, and in the provision of other utility-related goods and services.

GROWTH PORTFOLIO--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

HIGH-YIELD PORTFOLIO--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities. As a secondary objective this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by the nationally recognized rating service. These securities, which are often referred to as "junk bonds", are subject to greater risk of loss of principle and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Restricted securities, illiquid securities and securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.


B-62


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Technology Portfolio $21,500 through January 2001; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90 of 1%; and High-Yield Portfolio, .75 of 1%. The fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory


B-63


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Pursuant to the Advisory Agreement the Growth & Income, Growth, and Money Market portfolios paid $21,811, $21,799 and $12,190 respectively to the Adviser representing the cost of certain legal and accounting services provided to the Funds by the Adviser for the period ended June 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended June 30, 1998, the Fund paid a total of $9,000 which was allocated evenly among the portfolios.

During the six months ended June 30, 1998, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio, except for the Premier Growth Portfolio, so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 1998, such waivers/reimbursements amounted to $3,662, $23,485, $103,073, $19,330, $39,141,
$10,892, $118,794, $43,350, $67,112, $70,194, $93,544, $42,229 and $12,301 for
the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the International Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High-Yield Portfolio, respectively. In addition, for the period from January 1, 1998 to April 30, 1998, the Advisor agreed to waive/reimburse the Premier Growth Portfolio expenses in the amount of $240,762.

Brokerage commissions paid for the six months ended June 30, 1998, on investment transactions amounted to $211,359, $260,713, $27,339, $164,611,
$7,365, $180,007, $79,617, $15,592, $17,435, $36,911, $94,869 and $17,601 for
the Premier Growth Portfolio, the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio, respectively, of which $5,910 was paid by the Premier Growth Portfolio and $65 was paid by the Quasar Portfolio to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 1998, were as follows:

                                               PURCHASES                                 SALES
                                  ------------------------------------    ------------------------------------
                                     STOCKS AND       U.S. GOVERNMENT       STOCKS AND        U.S. GOVERNMENT
PORTFOLIO                         DEBT OBLIGATIONS      AND AGENCIES      DEBT OBLIGATIONS      AND AGENCIES
--------------------------        ----------------    ----------------    ----------------    ----------------
Premier Growth                     $ 245,386,335       $          -0-      $  78,664,120       $          -0-
Global Bond                            7,150,616           1,943,461           5,873,670             627,250
Growth and Income                    156,211,785           3,739,620         126,603,951                  -0-
Short-Term Multi-Market                  670,811                  -0-            870,222                  -0-
U.S. Government/High Grade
  Securities                          10,118,831          51,522,680          10,157,759          43,338,073
Total Return                          16,600,623           1,900,063          13,489,568                  -0-
International                         36,422,462                  -0-         32,655,012                  -0-
Global Dollar Government              13,374,564                  -0-         12,566,836                  -0-
North American Government
  Income                               1,776,582                  -0-                 -0-                 -0-
Utility Income                         4,507,148                  -0-          1,643,611                  -0-
Growth                                88,472,861                  -0-         81,338,195                  -0-
Worldwide Privatization               18,042,157                  -0-         14,628,033                  -0-
Conservative Investors                 7,155,458           8,681,642           5,436,956           5,957,244
Growth Investors                       5,551,733           1,952,183           6,555,329           1,755,924
Technology                            30,864,236                  -0-         24,579,331                  -0-


B-64


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PURCHASES                                 SALES
                                  ------------------------------------    ------------------------------------
                                     STOCKS AND       U.S. GOVERNMENT       STOCKS AND        U.S. GOVERNMENT
PORTFOLIO                         DEBT OBLIGATIONS      AND AGENCIES      DEBT OBLIGATIONS      AND AGENCIES
--------------------------        ----------------    ----------------    ----------------    ----------------
Quasar                                40,714,534                  -0-         39,657,820                  -0-
Real Estate Investment                 7,043,478                  -0-          2,055,569                  -0-
High-Yield                            28,162,279                  -0-         16,334,707                  -0-


At June 30, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                                    NET
                                                                 GROSS UNREALIZED                UNREALIZED
                                                      ------------------------------------      APPRECIATION
PORTFOLIO                               COST            APPRECIATION        DEPRECIATION       (DEPRECIATION)
--------------------------        ----------------    ----------------    ----------------    ----------------
Premier Growth                     $ 591,903,686       $ 226,646,400       $  (3,587,087)      $ 223,059,313
Global Bond                           24,542,635             230,283            (169,093)             61,190
Growth and Income                    289,758,438          47,842,160          (9,579,596)         38,262,564
Short-Term Multi-Market                6,391,416               3,648            (290,101)           (286,453)
U.S. Government/High Grade
  Securities                          41,815,797             416,167             (68,825)            347,342
Total Return                          48,673,911           5,739,058          (1,016,605)          4,722,453
International                         63,975,668          11,008,587          (2,232,341)          8,776,246
Global Dollar Government              15,700,445             127,012          (1,232,236)         (1,105,224)
North American Government
  Income                              33,684,893             991,194            (705,657)            285,537
Utility Income                        19,936,859           6,595,992            (412,889)          6,183,103
Growth                               220,635,019          84,443,717          (6,364,172)         78,079,545
Worldwide Privatization               44,655,473           8,466,161          (4,902,741)          3,563,420
Conservative Investors                33,551,744           2,890,355            (174,597)          2,715,758
Growth Investors                      16,638,054           3,138,223            (203,742)          2,934,481
Technology                            70,133,880          25,336,988          (3,104,319)         22,232,669
Quasar                                78,356,871           9,677,387          (4,476,542)          5,200,845
Real Estate Investment                17,986,282             269,182            (826,688)           (557,506)
High-Yield                            13,141,253             109,458            (210,821)           (101,363)


At December 31, 1997, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income and Technology Portfolios had net capital loss carryforwards of $1,518,008 (of which $714,472 expires in the year 2004 and $803,536 expires in the year 2005), $641 (of which $343 expires in the year 2004 and $298 expires in the year 2005), $2,290 which expires in the year 2004, $2,125,395 (of which $355,160 expires in the year 2004 and $1,770,235 expires in the year 2005). During the year ended December 31, 1997, the Conservative Investors and Utility Income utilized all of the capital loss carryforward which amounted to $33,655 and $46,396. Short-Term Multi-Market had net capital loss carryforward of $1,130,583 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003 and $32,650 expires in the year 2005).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Global Bond, Short-Term Multi-Market, International and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gain or loss on foreign currency transactions.


B-65


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of forward exchange currency contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At June 30, 1998, the outstanding forward exchange currency contracts were as follows:


GLOBAL BOND PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Australian Dollar,
  settling 7/29/98         1,550    $  936,309    $  962,583     $ (26,274)
Japanese Yen,
  settling 7/22/98       250,000     1,839,588     1,814,020        25,568
                                                                 $    (706)


SHORT-TERM MULTI-MARKET PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Deutsche Mark,
  settling 8/20/98         2,979    $1,664,624    $1,657,091     $   7,533
French Franc,
  settling 7/15/98         1,769       291,231       292,814        (1,583)
Italian Lira,
  settling 7/27/98         1,004       565,053       565,051             2
New Zealand Dollar,
  settling 9/17/98         1,303       638,568       674,710       (36,142)
Spanish Peseta,
  settling 7/14/98         3,000        19,534        19,573           (39)
Swedish Krona,
  settling 8/17/98         3,438       430,720       431,867        (1,147)
                                                                 $ (31,376)


INTERNATIONAL PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Japanese Yen,
  settling 9/24/98       360,605    $2,648,000    $2,640,641     $   7,359


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolios purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options


B-66


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended June 30, 1998, the Portfolio did not engage in any option transactions.


NOTE D: CAPITAL STOCK
There are 10,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

PREMIER GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            9,151,166    18,381,290    $223,088,818    $348,392,336
Shares issued in
  reinvestment of
  dividends and
  distributions           27,956        17,344         748,382         324,686
Shares redeemed       (1,427,796)   (2,038,212)    (35,263,030)    (39,095,179)
Net increase           7,751,326    16,360,422    $188,574,170    $309,621,843


GLOBAL BOND PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              406,526       615,554    $  4,592,796    $  6,854,237
Shares issued in
  reinvestment of
  dividends and
  distributions           43,327       107,060         485,698       1,165,881
Shares redeemed         (214,015)     (266,344)     (2,417,817)     (2,972,887)
Net increase             235,838       456,270    $  2,660,677    $  5,047,231


GROWTH AND INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            2,296,243     4,651,201    $ 49,589,344    $ 85,220,780
Shares issued in
  reinvestment of
  dividends and
  distributions        1,482,301       585,541      30,387,175      10,422,633
Shares redeemed         (358,784)     (411,208)     (7,811,997)     (7,514,572)
Net increase           3,419,760     4,825,534    $ 72,164,522    $ 88,128,841


B-67


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SHORT-TERM MULTI-MARKET PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              132,952       366,280    $  1,428,543    $  3,882,391
Shares issued in
  reinvestment of
  dividends               64,303        40,165         630,815         412,899
Shares redeemed         (177,998)     (455,606)     (1,914,304)     (4,830,789)
Net increase (decrease)   19,257       (49,161)   $    145,054    $   (535,499)


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              735,504       870,507    $  8,898,670    $ 10,135,743
Shares issued in
   reinvestment of
  dividends and
  distributions          178,050       129,085       2,088,529       1,463,832
Shares redeemed         (324,515)     (497,164)     (3,931,652)     (5,749,673)
Net increase             589,039       502,428    $  7,055,547    $  5,849,902


TOTAL RETURN PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              514,670       880,572    $  9,239,833    $ 14,008,071
Shares issued in
  reinvestment of
  dividends and
  distributions          274,525        97,356       4,653,200       1,500,260
Shares redeemed         (178,953)     (210,529)     (3,232,931)     (3,329,402)
Net increase             610,242       767,399    $ 10,660,102    $ 12,178,929


INTERNATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            4,940,837     5,433,762    $ 82,857,939    $ 83,558,930
Shares issued in
  reinvestment of
  dividends and
  distributions          209,505        85,533       3,408,645       1,359,978
Shares redeemed       (4,789,200)   (4,454,018)    (80,319,507)    (69,070,837)
Net increase             361,142     1,065,277    $  5,947,077    $ 15,848,071


B-68


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MONEY MARKET PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold          224,306,095   260,121,111    $224,306,095    $260,121,111
Shares issued in
  reinvestment of
  dividends            2,017,879     3,452,183       2,017,879       3,452,183
Shares redeemed     (211,983,860) (260,758,466)   (211,983,860)   (260,758,466)
Net increase          14,340,114     2,814,828    $ 14,340,114    $  2,814,828


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              155,611       567,148    $  2,288,484    $  8,477,375
Shares issued in
  reinvestment of
  dividends and
  distributions          136,882        90,285       1,765,784       1,232,073
Shares redeemed         (116,158)     (225,116)     (1,736,086)     (3,242,100)
Net increase             176,335       432,317    $  2,318,182    $  6,467,348

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              545,226     1,306,695    $  7,187,988    $ 16,666,170
Shares issued in
  reinvestment of
  dividends and
  distributions          195,804        88,019       2,412,304       1,103,754
Shares redeemed         (306,827)     (391,062)     (4,051,695)     (4,993,224)
Net increase             434,203     1,003,652    $  5,548,597    $ 12,776,700


UTILITY INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              280,560       353,259    $  4,570,216    $  4,795,124
Shares issued in
  reinvestment of
  dividends and
  distributions           41,319        22,136         685,488         289,532
Shares redeemed          (60,205)     (247,410)       (994,376)     (3,264,635)
Net increase             261,674       127,985    $  4,261,328    $  1,820,021


B-69


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            1,029,886     3,011,243    $ 25,345,483    $ 58,667,838
Shares issued in
  reinvestment of
  dividends and
  distributions          657,801       359,699      16,274,000       6,830,691
Shares redeemed         (350,366)     (589,726)     (8,678,966)    (11,477,719)
Net increase           1,337,321     2,781,216    $ 32,940,517    $ 54,020,810


WORLDWIDE PRIVATIZATION PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              296,934     1,621,182    $  4,755,788    $ 23,165,163
Shares issued in
  reinvestment of
  dividends and
  distributions          188,588        53,013       2,832,590         769,756
Shares redeemed         (237,761)     (162,366)     (3,707,661)     (2,315,242)
Net increase             247,761     1,511,829    $  3,880,717    $ 21,619,677


CONSERVATIVE INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              447,275       780,780    $  6,069,403    $  9,838,439
Shares issued in
  reinvestment of
  dividends and
  distributions          171,184        48,986       2,261,337         608,412
Shares redeemed         (167,675)     (325,161)     (2,276,222)     (4,119,080)
Net increase             450,784       504,605    $  6,054,518    $  6,327,771


GROWTH INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              105,805       436,739    $  1,631,237    $  6,003,204
Shares issued in
  reinvestment of
  dividends and
  distributions          105,839        28,259       1,586,520         381,219
Shares redeemed          (72,278)     (150,934)     (1,127,256)     (2,021,626)
Net increase             139,366       314,064    $  2,090,501    $  4,362,797


B-70


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              916,892     3,792,319    $ 12,402,287    $ 45,101,686
Shares issued in
  reinvestment of
  dividends                8,130        12,276         121,060         141,660
Shares redeemed         (703,520)     (437,863)     (9,444,276)     (5,175,198)
Net increase             221,502     3,366,732    $  3,079,071    $ 40,068,148


QUASAR PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            1,373,827     4,114,230    $ 18,999,746    $ 48,077,255
Shares issued in
  reinvestment of
  dividends and
  distributions          471,122         1,959       6,096,321          22,104
Shares redeemed         (217,788)     (246,062)     (2,998,447)     (2,975,581)
Net increase           1,627,161     3,870,127    $ 22,097,620    $ 45,123,778


REAL ESTATE INVESTMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED PERIOD ENDED SIX MONTHS ENDED PERIOD ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)      1997(A)     (UNAUDITED)       1997(A)
                     ------------  ------------  --------------  --------------
Shares sold              599,924     1,182,129    $  7,127,944    $ 13,064,224
Shares issued in
  reinvestment of
  dividends and
  distributions           31,720            -0-        345,750              -0-
Shares redeemed         (208,476)      (71,998)     (2,466,743)       (769,739)
Net increase             423,168     1,110,131    $  5,006,951    $ 12,294,485


HIGH-YIELD PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED PERIOD ENDED SIX MONTHS ENDED PERIOD ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)      1997(B)     (UNAUDITED)       1997(B)
                     ------------  ------------  --------------  --------------
Shares sold            1,211,343       110,513    $ 13,248,298    $  1,122,331
Shares issued in
  reinvestment of
  dividends                1,032            -0-         11,475              -0-
Shares redeemed         (127,729)          (47)     (1,414,605)           (472)
Net increase           1,084,646       110,466    $ 11,845,168    $  1,121,859


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.


B-71


FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      PREMIER GROWTH PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.99         $15.70       $17.80       $12.37       $12.79       $11.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .01            .04          .08          .09          .03           -0-
Net realized and unrealized gain (loss)
  on investment transactions                    5.95           5.27         3.29         5.44         (.41)        1.43
Net increase (decrease) in net asset
  value from operations                         5.96           5.31         3.37         5.53         (.38)        1.43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)          (.02)        (.10)        (.03)        (.01)        (.01)
Distributions from net realized gains             -0-            -0-       (5.37)        (.07)        (.03)        (.01)
Total dividends and distributions               (.03)          (.02)       (5.47)        (.10)        (.04)        (.02)
Net asset value, end of period                $26.92         $20.99       $15.70       $17.80       $12.37       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                          28.37%         33.86%       22.70%       44.85%       (2.96)%      12.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $814,426       $472,326      $96,434      $29,278      $37,669      $13,659
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .99%(d)        .95%         .95%         .95%         .95%        1.18%
  Expenses, before waivers and
    reimbursements                              1.07%(d)       1.10%        1.23%        1.19%        1.40%        2.05%
  Net investment income (a)                      .11%(d)        .21%         .52%         .55%         .42%         .22%
Portfolio turnover rate                          .13%            27%          32%          97%          38%          42%


                                                                        GLOBAL BOND PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.10         $11.74       $12.15       $ 9.82       $11.33       $11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .54          .67          .69          .57          .77
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .09           (.48)         .01         1.73        (1.16)         .43
Net increase (decrease) in net asset
  value from operations                          .34            .06          .68         2.42         (.59)        1.20

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.17)          (.57)        (.84)        (.09)        (.62)        (.85)
Distributions from net realized gains           (.06)          (.13)        (.25)          -0-        (.30)        (.26)
Total dividends and distributions               (.23)          (.70)       (1.09)        (.09)        (.92)       (1.11)
Net asset value, end of period                $11.21         $11.10       $11.74       $12.15       $ 9.82       $11.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.00%           .67%        6.21%       24.73%       (5.16)%      11.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $25,065        $22,194      $18,117      $11,553       $7,298       $6,748
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .94%(d)        .94%         .94%         .95%         .95%        1.50%
  Expenses, before waivers and
    reimbursements                               .97%(d)       1.03%        1.15%        1.77%        2.05%        1.50%
  Net investment income (a)                     4.44%(d)       4.81%        5.76%        6.22%        6.01%        4.85%
Portfolio turnover rate                           29%           257%         191%         262%         102%         125%


See footnote summary on page B-80.


B-72


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       GROWTH AND INCOME PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $19.93         $16.40       $15.79       $11.85       $12.18       $10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .21          .24          .27          .10          .01
Net realized and unrealized gain (loss)
  on investment transactions                    2.61           4.39         3.18         3.94         (.16)        1.27
Net increase (decrease) in net asset
  value from operations                         2.74           4.60         3.42         4.21         (.06)        1.28

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)          (.13)        (.25)        (.13)        (.10)        (.06)
Distributions from net realized gains          (1.96)          (.94)       (2.56)        (.14)        (.17)        (.03)
Total dividends and distributions              (2.12)         (1.07)       (2.81)        (.27)        (.27)        (.09)
Net asset value, end of period                $20.55         $19.93       $16.40       $15.79       $11.85       $12.18

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.75%         28.80%       24.09%       35.76%        (.35)%      11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $328,268       $250,202     $126,729      $41,993      $41,702      $22,756
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .72%(d)        .72%         .82%         .79%         .90%        1.18%
  Expenses, before waivers and
    reimbursements                               .72%(d)        .72%         .82%         .79%         .91%        1.28%
  Net investment income (a)                     1.25%(d)       1.16%        1.58%        1.95%        1.71%        1.76%
Portfolio turnover rate                           45%            86%          87%         150%          95%          69%


                                                                  SHORT-TERM MULTI-MARKET PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.57         $10.73       $10.58       $ 9.91       $11.07       $10.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .32            .59          .64          .82          .47          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .04           (.11)         .33         (.15)       (1.16)         .43
Net increase (decrease) in net asset
  value from operations                          .36            .48          .97          .67         (.69)         .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.11)          (.64)        (.82)          -0-        (.46)        (.41)
Return of capital                                 -0-            -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions              (1.11)          (.64)        (.82)          -0-        (.47)        (.41)
Net asset value, end of period                 $9.82         $10.57       $10.73       $10.58       $ 9.91       $11.07

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.37%          4.59%        9.57%        6.76%       (6.51)%       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,217         $6,489       $7,112       $3,152      $20,921      $23,560
Ratios to average net assets of:
  Expenses, net of waivers and
  reimbursements                                 .93%(d)        .94%         .95%         .95%         .94%        1.17%
  Expenses, before waivers and
    reimbursements                              1.66%(d)       1.42%        2.09%        1.30%         .99%        1.24%
  Net investment income (a)                     6.15%(d)       5.50%        6.03%        8.22%        6.52%        6.39%
Portfolio turnover rate                           12%           222%         159%         379%         134%         210%


See footnote summary on page B-80.


B-73


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.93         $11.52       $11.66       $ 9.94       $10.72        $9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .32            .68          .66          .65          .28          .43
Net realized and unrealized gain (loss)
  on investment transactions                     .12            .29         (.39)        1.25         (.71)         .48
Net increase (decrease) in net asset
  value from operations                          .44            .97          .27         1.90         (.43)         .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.55)          (.54)        (.28)        (.18)        (.21)        (.08)
Distributions from net realized gains           (.06)          (.02)        (.13)          -0-        (.14)          -0-
Total dividends and distributions               (.61)          (.56)        (.41)        (.18)        (.35)        (.08)
Net asset value, end of period                $11.76         $11.93       $11.52       $11.66       $ 9.94       $10.72

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.72%          8.68%        2.55%       19.26%       (4.03)%       9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $42,598        $36,198      $29,150      $16,947       $5,101       $1,350
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .79%(d)        .84%         .92%         .95%         .95%        1.16%
  Expenses, before waivers and
    reimbursements                               .79%(d)        .84%         .98%        1.58%        3.73%        5.42%
  Net investment income (a)                     5.39%(d)       5.89%        5.87%        5.96%        5.64%        4.59%
Portfolio turnover rate                          152%           114%         137%          68%          32%         177%


                                                                        TOTAL RETURN PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $16.92         $14.63       $12.80       $10.41       $10.97       $10.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .39          .27          .36          .15          .15
Net realized and unrealized gain (loss)
  on investment transactions                    1.46           2.62         1.66         2.10         (.56)         .81
Net increase (decrease) in net asset
  value from operations                         1.69           3.01         1.93         2.46         (.41)         .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)          (.23)        (.07)        (.07)        (.09)          -0-
Distributions from net realized gains          (1.34)          (.49)        (.03)          -0-        (.06)          -0-
Total dividends and distributions              (1.63)          (.72)        (.10)        (.07)        (.15)          -0-
Net asset value, end of period                $16.98         $16.92       $14.63       $12.80       $10.41       $10.97

TOTAL RETURN
Total investment return based on
  net asset value (c)                          10.00%         21.11%       15.17%       23.67%       (3.77)%       9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $53,437        $42,920      $25,875       $8,242         $750         $360
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .81%(d)        .88%         .95%         .95%         .95%        1.20%
  Expenses, before waivers and
    reimbursements                               .81%(d)        .88%        1.12%        4.49%       19.49%       25.96%
  Net investment income (a)                     2.64%(d)       2.46%        2.76%        3.16%        2.29%        1.45%
Portfolio turnover rate                           30%            65%          57%          30%          83%          25%


See footnote summary on page B-80.


B-74


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       INTERNATIONAL PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.02         $14.89       $14.07       $12.88       $12.16       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .12            .13          .19          .18          .10          .03
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  2.25            .39          .83         1.08          .72         2.13
Net increase in net asset value
  from operations                               2.37            .52         1.02         1.26          .82         2.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)          (.15)        (.08)        (.03)        (.02)          -0-
Distributions from net realized gains           (.49)          (.24)        (.12)        (.04)        (.08)          -0-
Total dividends and distributions               (.81)          (.39)        (.20)        (.07)        (.10)          -0-
Net asset value, end of period                $16.58         $15.02       $14.89       $14.07       $12.88       $12.16

TOTAL RETURN
Total investment return based on
  net asset value (c)                          15.88%          3.33%        7.25%        9.86%        6.70%       21.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $73,015        $60,710      $44,324      $16,542       $7,276         $688
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%        1.20%
  Expenses, before waivers and
    reimbursements                              1.26%(d)       1.42%        1.91%        2.99%        7.26%       39.28%
  Net investment income (a)                     1.42%(d)        .87%        1.29%        1.41%         .90%         .26%
Portfolio turnover rate                           52%           134%          60%          87%          95%          85%


                                                                         MONEY MARKET PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00          $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .025            .05          .05          .05          .03          .22

LESS: DIVIDENDS
Dividends from net investment income           (.025)          (.05)        (.05)        (.05)        (.03)        (.22)
Net asset value, end of period                 $1.00          $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           2.52%          5.11%        4.71%        4.97%        3.27%        2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $81,924        $67,584      $64,769      $28,092       $6,899         $102
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .65%(d)        .64%         .69%         .95%         .95%        1.16%
  Expenses, before waivers and
    reimbursements                               .65%(d)        .64%         .69%        1.07%        4.46%       68.14%
  Net investment income (a)                     5.01%(d)       5.00%        4.64%        4.85%        3.98%        2.15%


See footnote summary on page B-80.


B-75


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                          MAY 2, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.65         $14.32       $11.95       $ 9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .61           1.17         1.10          .92          .36
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (1.04)           .70         1.78         1.32         (.52)
Net increase (decrease) in net asset
  value from operations                         (.43)          1.87         2.88         2.24         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.95)          (.61)        (.48)        (.13)          -0-
Distributions from net realized gains           (.69)          (.93)        (.03)          -0-          -0-
Total dividends and distributions              (1.64)         (1.54)        (.51)        (.13)          -0-
Net asset value, end of period                $12.58         $14.65       $14.32       $11.95       $ 9.84

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (3.25)%        13.23%       24.90%       22.98%       (1.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,425        $15,378       $8,847       $3,778       $1,146
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.19%(d)       1.29%        1.97%        4.82%       15.00%(d)
  Net investment income (a)                     8.43%(d)       7.87%        8.53%        8.65%        6.02%(d)
Portfolio turnover rate                           81%           214%         155%          13%           9%


                                                        NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                          MAY 3, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.97         $12.38       $10.48       $ 8.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .58           1.07         1.26         1.13          .50
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.33)           .10          .69          .83        (1.71)
Net increase (decrease) in net asset
  value from operations                          .25           1.17         1.95         1.96        (1.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.82)          (.58)        (.05)        (.27)          -0-
Distributions from net realized gains           (.11)            -0-          -0-          -0-          -0-
Total dividends and distributions               (.93)          (.58)        (.05)        (.27)          -0-
Net asset value, end of period                $12.29         $12.97       $12.38       $10.48       $ 8.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                           1.91%          9.62%       18.70%       22.71%      (12.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $34,253        $30,507      $16,696       $7,278       $3,848
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .87%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.11%(d)       1.04%        1.41%        2.57%        4.43%(d)
  Net investment income (a)                     8.89%(d)       8.34%       11.04%       12.24%        8.49%(d)
Portfolio turnover rate                           -0-%           20%           4%          35%          15%


See footnote summary on page B-80.


B-76


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               UTILITY INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                         MAY 10, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.67         $12.69       $12.01       $ 9.96       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .18            .38          .31          .30          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.39           2.84          .62         1.83         (.32)
Net increase (decrease) in net asset
  value from operations                         1.57           3.22          .93         2.13         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)          (.24)        (.09)        (.08)          -0-
Distributions from net realized gains           (.14)            -0-        (.16)          -0-          -0-
Total dividends and distributions               (.45)          (.24)        (.25)        (.08)          -0-
Net asset value, end of period                $16.79         $15.67       $12.69       $12.01       $ 9.96

TOTAL RETURN
Total investment return based on
  net asset value (c)                          10.07%         25.71%        7.88%       21.45%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $26,186        $20,347      $14,857       $6,251       $1,254
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)       .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.04%(d)       1.08%        1.51%        3.79%       15.98%(d)
  Net investment income (a)                     2.19%(d)       2.83%        2.61%        2.73%        4.62%(d)
Portfolio turnover rate                            8%            30%          75%         138%          31%


                                                                     GROWTH PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $22.42         $17.92       $14.23       $10.53       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .09            .07          .06          .17          .03
Net realized and unrealized gain
  on investment transactions                    4.10           5.18         3.95         3.54          .50
Net increase in net asset value
  from operations                               4.19           5.25         4.01         3.71          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)          (.03)        (.04)        (.01)          -0-
Distributions from net realized gains          (1.40)          (.72)        (.28)          -0-          -0-
Total dividends and distributions              (1.46)          (.75)        (.32)        (.01)          -0-
Net asset value, end of period                $25.15         $22.42       $17.92       $14.23       $10.53

TOTAL RETURN
Total investment return based on
  net asset value (c)                          18.81%         30.02%       28.49%       35.23%        5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $298,229       $235,875     $138,688      $45,220       $5,492
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .84%(d)        .84%         .93%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                               .84%(d)        .84%         .93%        1.27%        4.19%(d)
  Net investment income (a)                      .75%(d)        .37%         .35%        1.31%        1.17%(d)
Portfolio turnover rate                           32%            62%          98%          86%          25%


See footnote summary on page B-80.


B-77


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             WORLDWIDE PRIVATIZATION PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                 SEPTEMBER 23,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.20         $13.13       $11.17       $10.10       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .25          .28          .32          .10
Net realized and unrealized gain
  on investments and foreign
  currency transactions                         1.71           1.17         1.78          .78           -0-
Net increase in net asset value
  from operations                               1.94           1.42         2.06         1.10          .10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)          (.16)        (.10)        (.03)          -0-
Distributions from net realized gains           (.74)          (.19)          -0-          -0-          -0-
Total dividends and distributions               (.94)          (.35)        (.10)        (.03)          -0-
Net asset value, end of period                $15.20         $14.20       $13.13       $11.17       $10.10

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.75%         10.75%       18.51%       10.87%        1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $48,510        $41,818      $18,807       $5,947       $1,127
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.47%(d)       1.55%        1.85%        4.17%       18.47%(d)
  Net investment income (a)                     2.92%(d)       1.76%        2.26%        2.96%        4.27%(d)
Portfolio turnover rate                           34%            58%          47%          23%           0%


                                                             CONSERVATIVE INVESTORS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                  OCTOBER 28,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.10         $12.07       $11.76       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .48          .45          .51          .06
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .80            .86         (.01)        1.20          .01
Net increase in net asset value from
  operations                                    1.05           1.34          .44         1.71          .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.38)          (.31)        (.09)        (.02)          -0-
Distributions from net realized gains           (.50)            -0-        (.04)          -0-          -0-
Total dividends and distributions               (.88)          (.31)        (.13)        (.02)          -0-
Net asset value, end of period                $13.27         $13.10       $12.07       $11.76       $10.07

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.02%         11.22%        3.79%       16.99%         .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $36,558        $30,196      $21,729       $7,420         $701
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.21%(d)       1.33%        1.40%        4.25%       20.35%(D)
  Net investment income (a)                     3.75%(d)       3.85%        3.93%        4.65%        3.55%(d)
Portfolio turnover rate                           42%           209%         211%          61%           2%


See footnote summary on page B-80.


B-78


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 GROWTH INVESTORS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                  OCTOBER 28,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.38         $12.74       $11.87       $ 9.86       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .23          .24          .35          .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.91           1.83          .72         1.67         (.18)
Net increase (decrease) in net asset
  value from operations                         2.04           2.06          .96         2.02         (.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)          (.20)        (.07)        (.01)          -0-
Distributions from net realized gains          (1.16)          (.22)        (.02)          -0-          -0-
Total dividends and distributions              (1.34)          (.42)        (.09)        (.01)          -0-
Net asset value, end of period                $15.08         $14.38       $12.74       $11.87       $ 9.86

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.21%         16.34%        8.18%       20.48%       (1.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,505        $16,600      $10,709       $4,978         $321
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.69%(d)       1.70%        1.85%        6.17%       41.62%(d)
  Net investment income (a)                     1.77%(d)       1.72%        2.01%        3.21%        2.29%(d)
Portfolio turnover rate                           47%           164%         160%          50%           3%


                                                    TECHNOLOGY PORTFOLIO
                                            ----------------------------------------
                                                                         JANUARY 11,
                                            SIX MONTHS                     1996(E)
                                              ENDED        YEAR ENDED        TO
                                           JUNE 30, 1998   DECEMBER 31,  DECEMBER 31,
                                            (UNAUDITED)       1997          1996
                                            -----------    -----------   -----------
Net asset value, beginning of period          $11.72         $11.04        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)(b)             (.02)           .02           .11
Net realized and unrealized gain on
  investment transactions                       3.35            .69           .93
Net increase in net asset value from
  operations                                    3.33            .71          1.04

LESS: DIVIDENDS
Dividends from net investment income            (.02)          (.03)           -0-
Net asset value, end of period                $15.03         $11.72        $11.04

TOTAL RETURN
Total investment return based on
  net asset value (c)                          28.42%          6.47%        10.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $92,131        $69,240       $28,083
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%          .95%(d)
  Expenses, before waivers and
    reimbursements                              1.13%(d)       1.19%         1.62%(d)
  Net investment income (loss) (a)              (.28)%(d)       .16%         1.17%(d)
Portfolio turnover rate                           33%            46%           22%


See footnote summary on page B-80.


B-79


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       QUASAR PORTFOLIO
                                            ----------------------------------------
                                                                         AUGUST 5,
                                            SIX MONTHS                     1996(E)
                                              ENDED        YEAR ENDED        TO
                                           JUNE 30, 1998   DECEMBER 31,  DECEMBER 31,
                                            (UNAUDITED)       1997          1996
                                            -----------    -----------   -----------
Net asset value, beginning of period          $12.61         $10.64        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .03            .02           .04
Net realized and unrealized gain
  on investment transactions                    1.73           1.96           .60
Net increase in net asset value
  from operations                               1.76           1.98           .64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)          (.01)           -0-
Distributions from net realized gains          (1.04)            -0-           -0-
Total dividends and distributions              (1.05)          (.01)           -0-
Net asset value, end of period                $13.32         $12.61        $10.64

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.20%         18.60%         6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $84,258        $59,277        $8,842
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%          .95%(d)
  Expenses, before waivers and
    reimbursements                              1.21%(d)       1.37%         4.44%(d)
  Net investment income (a)                      .42%(d)        .17%          .93%(d)
Portfolio turnover rate                           65%           210%           40%


                                                  REAL ESTATE
                                              INVESTMENT PORTFOLIO                    HIGH-YIELD PORTFOLIO
                                            --------------------------               ------------------------
                                            SIX MONTHS      JANUARY 9,               SIX MONTHS   OCTOBER 27,
                                               ENDED        1997(E) TO                 ENDED       1997(E) TO
                                           JUNE 30, 1998   DECEMBER 31,             JUNE 30, 1998  DECEMBER 31,
                                            (UNAUDITED)       1997                   (UNAUDITED)     1997
                                            -----------    -----------               -----------  -----------
Net asset value, beginning of period          $12.34         $10.00                  $10.33         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .31            .56                     .46            .13
Net realized and unrealized gain (loss)
  on investment transactions                   (1.12)          1.78                     .38            .20
Net increase (decrease) in net asset
  value from operations                         (.81)          2.34                     .84            .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)            -0-                   (.01)            -0-
Distributions from net realized gains           (.07)            -0-                     -0-            -0-
Total dividends and distributions               (.23)            -0-                   (.01)            -0-
Net asset value, end of period                $11.30         $12.34                  $11.16         $10.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (6.49)%        23.40%                   8.13%          3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $17,321        $13,694                 $13,332         $1,141
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%(d)                 .95%(d)        .95%(d)
  Expenses, before waivers and
    reimbursements                              1.51%(d)       2.31%(d)                1.31%(d)       8.26%(d)
  Net investment income (a)                     5.36%(d)       5.47%(d)                8.37%(d)       7.28%(d)
Portfolio turnover rate                           14%            26%                    243%             8%


Footnote Summary:
(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of operations.


B-80


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
Donald J. Robinson (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED L. HARRISON, SENIOR VICE PRESIDENT
NELSON JANTZEN, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
RAYMOND J. PAPERA, SENIOR VICE PRESIDENT
ALDEN M. STEWART, SENIOR VICE PRESIDENT
PETER ANASTOS, VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEVEN BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
NICHOLAS D.P. CARN, VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
DAVID EDGERLY, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
DANIEL G. PINE, VICE PRESIDENT
PAUL C. RISSMAN, VICE PRESIDENT
TYLER J. SMITH, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
THOMAS MANLEY, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


B-81